As filed with the Securities and Exchange Commission on April 29, 2020

1933 Act Registration Number – 333-176060

1940 Act Registration Number – 811-05617

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Post-Effective Amendment No. 34

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 35

SCM Trust

(Exact Name of Registrant as Specified in Charter)

1875 Lawrence Street, Suite 300

Denver, CO 80202

(Address of Principal Office)

Telephone Number: (415) 398-2727

Stephen C. Rogers

1875 Lawrence Street, Suite 300

Denver, CO 80202

(Name and Address of Agent for Service)

With copy to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, Co 80202

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	On _________ pursuant to paragraph (b)
[ ]	60 days after filing pursuant to Paragraph (a)
[ ]	On _________ pursuant to paragraph (a)
[X]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on _________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

EXPLANATORY NOTE

This Post-Effective Amendment No. 34 to the Trust’s Registration Statement on Form N-1A of SCM Trust is being filed for the sole purpose of filing the consent of the independent registered public accounting firm, which supplements Post-Effective Amendment No. 33 to the Trust’s Registration Statement, filed with the Commission on April 27, 2020 (Accession No. 0001398344-20-008467).

PROSPECTUS

April 29, 2020

Shelton Emerging Markets Fund, Institutional Shares: EMSQX, Investor Shares: EMSLX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on whether the information in this prospectus (the “Prospectus”) is adequate or accurate. Any representation to the contrary is a criminal offense. The Fund is not bank a deposit and is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (“FDIC”). This Fund or some classes of shares may not be available in your state. Please check with your advisor to determine whether the Fund or and share classes are available for sale in your state. The information contained in this Prospectus relates to all classes of shares of the Fund unless otherwise noted.

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.sheltoncap.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-955-9988 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.sheltoncap.com.

SHELTON EMERGING MARKETS FUND	3
Investment Objective and Strategies	6
Principal and Other Investment Risks	7
Fund Organization and Management	10
Buying and Selling Shares	11
Other Important Policies Related to Buying and Selling Shares	15
Dividends and Federal Income Taxes	19
Notice of Privacy Policy	22

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SHELTON EMERGING MARKETS FUND (the “Fund”) Ticker Symbols: EMSQX, EMSLX

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	EMSQX	EMSLX
Sales and redemption charges	none	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution (12b-1) fees	none	0.25%
Other expenses	0.30%	0.30%
Acquired funds fees and expenses	0.02%	0.02%
Total Annual Fund Operating Expense	1.32%	1.57%
Expense Reimbursement (1)	0.00%	0.00%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.32%	1.57%

(1)	The Fund’s Advisor, Shelton Capital Management (“Shelton” or the “Advisor”), has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.55% and 1.80% for Institutional Class and Investor Class shares, respectively, until May 20, 2021. This agreement may only be terminated with the approval of the Board of Trustees of SCM Trust (the “Board”). Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
EMSQX	$134	$418	$723	$1,590
EMSLX	$160	$496	$855	$1,867

The Shelton Emerging Markets Fund of SCM Trust is the successor fund to the ICON Emerging Markets Fund (the “Predecessor Fund”), which is proposed to be reorganized into the Shelton Emerging Markets Fund on or about May 22, 2020. All historic performance and financial information presented is that of the Predecessor Fund, which was the accounting and performance survivor of the reorganization. Historic information presented for the Institutional Class and Investor Class shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

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Principal Investment Strategies

The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies in “Emerging Markets” with a suitable potential for earnings growth. “Emerging markets” for this purpose are markets included in MSCI Emerging Markets Index (the “Index”). The Fund invests its assets in equity securities of non-U.S. companies located in countries with emerging markets, but may also invest in companies domiciled in developed markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in a universe of stocks listed within the MSCI Emerging Markets Index. In determining whether an issuer not included in the Index is within the geographies represented as emerging markets by the Index, the Advisor may consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. The Fund will normally invest in the securities of approximately 30 to 50 issuers.

The Fund’s investments in equity securities including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure.

The Advisor implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. The Advisor then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Advisor believes have the ability to generate sustainable returns, regardless of sector or country.

The Advisor’s “life-cycle” screen classifies companies according to one of the following five categories:

•	Innovation: Companies characterized as having a high level of capital investment but returns on that investment that are below their cost of capital.
•	Expansion: Companies characterized by aggressive investment to compound their high and rising returns, achieving a peak in both growth and cash flow returns.
•	Deceleration: Companies characterized as having very high returns, combined with good, but slowing growth prospects.
•	Maturity: Companies characterized as earning a small positive spread above the cost of capital.
•	Distress: Companies characterized as having returns driven down below the cost of capital.

The Advisor’s investment team actively invests across all five categories of the “life-cycle,” building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments. In managing the portfolio, the investment team seeks to balance the portfolio’s risk and return by maximizing stock specific risk (risk from security selection) while at the same time minimizing systematic factor risks (which includes, but is not limited to, sector selection, country selection, currency management).

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy. The Advisor will sell or reallocate the Fund’s securities if the Advisor believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

In conjunction with the life-cycle screen, the investment team seeks to invest in businesses it believes are on the whole beneficial to the society. Such companies are considered to offer products and services that improve the lives of their customers, and of people in the communities in which they operate, and to exhibit responsible management practices. These practices may include dealings with customers, suppliers, employees, and the environment.

The principles-based investment component of our investment approach also includes screening out businesses that do not respect the value, freedom, and equality of all people or that contribute to harmful or addictive behavior such as alcohol, tobacco, gaming, gambling, certain media, and some pharmaceutical companies that do not display responsible distribution practices. There is no guarantee that the investment team will be able to successfully screen out all companies that are inconsistent with its ethical standards.

Summary of Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Emerging markets risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets. Emerging markets may have less established legal and accounting systems than those in more developed markets. Governments in emerging markets may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. The economies of emerging markets may be dependent on relatively few industries and thus affected more severely by local or global changes. Emerging market securities may also be more volatile, more difficult to value, and have lower overall liquidity than securities economically tied to U.S. or developed non-U.S. issuer.

Non-U.S. investment risk. Securities of non-U.S. issuers (including American depository receipts (“ADRs”) and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

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Economic and Political Risks. These effects may be short-term by causing a change in the global markets that is corrected in a year or less, or they may have long-term impacts which may cause changes in the markets that may last for many years. In any given country, some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Shelton Capital Management may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

Equity Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund invests in stock markets primarily outside the U.S. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, investment in this Fund would lose money.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them. Some or all of the securities held by the Fund may be valued using “fair value” techniques, rather than market quotations. Security values may differ depending on the methodology used to determine their values and may differ from the last quoted sales or closing prices.

Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders as ordinary income.

Ethical Investment Risk. In avoiding investments that are inconsistent with the Fund’s principles based screening approach, which may preclude an otherwise attractive investment opportunity, the Fund may not achieve the same level of performance as it would have without the application of the screening process.

Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. Mr. Andrew Manton has served as member of the portfolio management team since the Fund’s inception in March 2020.

Purchase and Sale of Fund Shares: For Investor Class shares, the minimum initial investment is $1,000 ($500 if you begin an Automatic Investment Plan). The minimum additional investment is $1,000 ($500 for Automatic Investment Plan).

For Institutional Class shares, the minimum initial investment is $500,000. The minimum additional investment is $2,500.

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-955-9988, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

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Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objective and Strategies

The Fund seeks to achieve long-term capital appreciation. This investment objective may not be changed without shareholder approval.

The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies in “Emerging Markets” with a suitable potential for earnings growth. “Emerging markets” for this purpose are markets included in the MSCI Emerging Markets Index. The Fund invests its assets in equity securities of non-U.S. companies located in countries with emerging markets, but may also invest in companies domiciled in developed markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in a universe of stocks listed within the Index. In determining whether an issuer not included in the Index is within the geographies represented as emerging markets by the Index, the Advisor may consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. The Fund will normally invest in the securities of approximately 30 to 50 issuers.

The Fund’s investments in equity securities include common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure.

The Advisor implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. The Advisor then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Advisor believes have the ability to generate sustainable returns, regardless of sector or country.

The Advisor’s “life-cycle” screen classifies companies according to one of the following five categories:

•	Innovation: Companies characterized as having a high level of capital investment but returns on that investment that are below their cost of capital.
•	Expansion: Companies characterized by aggressive investment to compound their high and rising returns, achieving a peak in both growth and cash flow returns.
•	Deceleration: Companies characterized as having very high returns, combined with good, but slowing growth prospects.
•	Maturity: Companies characterized as earning a small positive spread above the cost of capital.
•	Distress: Companies characterized as having returns driven down below the cost of capital.

The Advisor’s investment team actively invests across all five categories of the “life-cycle,” building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments. In managing the portfolio, the investment team seeks to balance the portfolio’s risk and return by maximizing stock specific risk (risk from security selection) while at the same time minimizing systematic factor risks (which includes, but is not limited to, sector selection, country selection, currency management).

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy. The Advisor will sell or reallocate the Fund’s securities if the Advisor believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

Temporary Defensive Positions. In certain market conditions, some or all of a of the Fund’s securities may be sold and the proceeds retained as cash, or temporarily invested in U.S. government securities or money market instruments, if the Fund’s Advisor believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the Fund might not be achieved.

Portfolio Turnover. The Fund generally intends to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, Shelton needs to raise cash in the Fund or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect the Fund’s performance. Also, unless you are a tax-exempt investor, or you purchase shares through a tax-advantaged account, the distributions of capital gains may affect your after- tax return. For some Funds, annual portfolio turnover of 100% or more is considered high.

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Principal and Other Investment Risks

Investors should recognize that investing in securities presents certain risks that cannot be avoided. There is no assurance that the investment objectives of the Fund will be achieved. Investing in securities creates indirect exposure to the various business risks to which their issuers are subject, which may include sector, industry, or region-specific risks. Investments in equity securities may create indirect exposure to interest rate, credit, and currency risk. Securities of non-U.S. issuers are exposed to currency risk, even if they are denominated in U.S. dollars. Debt and equity investments in commodity-related issuers create exposure to commodity risks, which may include unpredictable changes in value, supply and demand, and government regulation. There is more information about these and other risks in the Statement of Additional Information (“SAI”).

Bankruptcy Risk. The risk that an issuer seeks protection under bankruptcy laws. In such a circumstance, the principal value of the bond would be expected to decline. If a bond held by the Fund is issued by a municipality that experiences significant financial difficulty that can potentially lead to bankruptcy or default, the Fund would be expected to lose value.

Concentration Risk. If holdings of the Fund are concentrated into a few companies or economic sectors, the Fund may be more volatile than a more diversified Fund and, in the event, that the holdings perform poorly, the Fund may under-perform other investments that are more diversified.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Derivatives Risk. Derivatives are financial instruments, including futures contracts, the values of which are based on the value of one or more underlying assets, such as stocks, bonds, currencies, interest rates, and market indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets and other more traditional investments. The market value of derivatives may be more volatile than that of other investments and can be affected by changes in interest rate or other market developments. The use of derivatives may accelerate the velocity of possible losses. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation and the possibility that a derivative may not correlate perfectly or as expected with its underlying asset, rate, or index. Derivatives create leverage because the upfront payment required to enter into a derivative is often much smaller than the potential for loss (which may in theory be unlimited). A derivative may be subject to liquidity risk, especially during times of financial market distress; certain types of derivatives may be terminated or modified only with the consent of their counterparties. The use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own. Derivatives are specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Although the use of derivatives is intended to enhance the Fund’s performance, it may instead reduce returns and increase volatility, or have a different effect than anticipated, especially in unusual or extreme market conditions. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a particular derivative position will be available or used by the Fund or that, if used, such strategies will be successful. Regulations may require the Fund to segregate certain of its assets or buy or sell a security at a disadvantageous time or price to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Use of derivatives may increase the amount and change the timing of taxes payable by shareholders.

The Fund may enter into foreign currency transactions to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain.

Economic and Political Risks. These effects may be short-term by causing a change in the global markets that is corrected in a year or less, or they may have long-term impacts which may cause changes in the markets that may last for many years. In any given country, some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

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Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

Equity Investing Risk. Equity securities represent an ownership interest in an issuer rather than a right to receive a specified future payment. This makes equity securities more sensitive than debt securities to changes in an issuer’s earnings and overall financial condition; as a result, equity securities are generally more volatile than debt securities. Equity securities may lose value as a result of changes relating to the issuers of those securities, such as management performance, financial leverage, or changes in the actual or anticipated earnings of a company, or as a result of actual or perceived market conditions that are not specific to an issuer. Even when the securities markets are generally performing strongly, there can be no assurance that equity securities held by the Fund will increase in value. Because the rights of all of a company’s creditors are senior to those of holders of equity securities, shareholders are least likely to receive any value if an issuer files for bankruptcy. Further, the Fund’s Index, at times, may become focused in stocks of a particular sector, category or group of companies, which could cause Fund to underperform the overall stock market

Liquidity Risk. Liquidity risk is the risk that the Fund may not be able to buy or sell an investment at an advantageous time or price, which could force the Fund to hold a security that is declining in value or forego other investment opportunities. An illiquid instrument is harder to value because there may be little or no market data available based on purchases or sales of the instrument. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities. The Fund may also experience liquidity risk to the extent it invests in private placement securities, securities of issuers with smaller market capitalizations, or securities with substantial market and/or credit risk. The liquidity of an issuer’s securities may decrease if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the issuer. Liquidity risk is greater for below investment grade securities and restricted securities, especially in difficult market conditions. Over the past three decades, bond markets have grown more quickly than dealer capacity to engage in fixed income trading. In addition, recent regulatory changes applicable to financial intermediaries that make markets in debt securities have restricted or made it less desirable for those financial intermediaries to hold large inventories of less liquid debt securities. Because market makers provide stability to a market through their intermediary services, a reduction in dealer inventory may lead to decreased liquidity and increased volatility in the fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in the debt securities markets could alter or impair the Fund’s ability to pursue its investment objectives or use certain investment strategies and techniques. Liquidity risk may intensify during periods of economic uncertainty. Debt securities with longer durations may face heightened liquidity risk. Unusually high redemption requests or other unusual market conditions may make it difficult for the Fund to honor redemption requests within the permitted period. Meeting such requests could require the Fund to sell securities at reduced prices or under unfavorable conditions. Other market participants may be attempting to liquidate holdings at the same time as the Fund, which could increase supply in the market and contribute to liquidity risk.

Manager Risk. The Advisor’s opinion about the intrinsic worth or creditworthiness of a company, security, or other investment may be incorrect or the market may continue to undervalue the company, security, or other investment. The Investment Manger may not make timely purchases or sales of securities for the Fund; and the Fund’s investment objective may not be achieved. The Fund is subject to various operational risks, including risks associated with the calculation of net asset value. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its net asset value, and such net asset value calculation issues could result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset value for some period. The Fund may be unable to recover any losses associated with such failures.

Market Exposure Risk. The market price of a security or other investment may increase or decrease, sometimes suddenly and unpredictably. Investments may decline in value because of factors affecting markets generally, such as real or perceived challenges to the economy, national or international political events, natural disasters, changes in interest or currency rates, adverse changes to credit markets, or general adverse investment sentiment. The prices of investments may reflect factors affecting one or more industries, such as the price of specific commodities or consumer trends, or factors affecting particular issuers. During a general downturn in the markets, multiple asset classes may decline in value simultaneously. Market disruptions may prevent the Fund from implementing investment decisions in a timely manner. Fluctuations in the value of the Fund’s investments will cause that Fund’s share price to fluctuate. An investment in the Fund, therefore, may be more suitable for long-term investors who can bear the risk of short- and long-term fluctuations in the Fund’s share price. In the case of the Fund designed to track passively the performance of the associated index, the Fund does not intend to take steps to reduce its market exposure in any market.

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MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Non-U.S. Currency Risk. Non-U.S. currencies may decline relative to the U.S. dollar and affect the Fund’s investments in non-U.S. currencies, in securities that are denominated in non-U.S. currencies, in securities of issuers that are exposed to non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies. When a given currency depreciates against the U.S. dollar, the value of securities denominated in that currency typically declines. A U.S. dollar-denominated depositary receipt is exposed to currency risk if the security underlying it is denominated in a non-U.S. currency. Currency depreciation may affect the value of U.S. securities if their issuers have exposure to non-U.S. currencies and non-U.S. issuers may similarly be exposed to currencies other than those in which their securities are denominated and the country in which they are domiciled. Shelton Capital Management may not be able to accurately estimate an issuer’s non-U.S. currency exposure.

Non-U.S. Investment Risk. Non-U.S. securities (including ADRs and other securities that represent interests in non-U.S. issuer’s securities) involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder or bondholder rights, pursue legal remedies, and obtain judgments with respect to foreign investments in foreign courts; possible insolvency of a sub-custodian or securities depository; and fluctuations in foreign exchange rates that decrease the investment’s value (although favorable changes can increase its value). Non-U.S. stock markets may decline due to conditions unique to an individual country or within a region, including unfavorable economic conditions relative to the United States or political and social instability or unrest. Non-U.S. investments may become subject to economic sanctions or other government restrictions by domestic or foreign regulators, which could negatively impact the value or liquidity of those investments. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities. Governments in certain foreign countries participate to a significant degree, through ownership or regulation, in their respective economies. Action by such a government could have a significant effect on the market price of securities issued in its country. These risks may be higher when investing in emerging market issuers. Certain of these risks also apply to securities of U.S. issuers with significant non-U.S. operations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in a different country or region

Regulatory Risk. New laws and regulations promulgated by governments and regulatory authorities may affect the value of securities issued by specific companies, in specific industries or sectors, or in all securities issued in the affected country. In times of political or economic stress or market turmoil, governments and regulators may intervene directly in markets and take actions that may adversely affect certain industries, securities, or specific companies. Government and/or regulatory intervention may reduce the value of debt and equity securities issued by affected companies and may also severely limit the Fund’s ability to trade those securities.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Leveraging risk. The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment

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Valuation Risk. Some or all of the securities held by the Fund may be valued using “fair value” techniques, rather than market quotations, under the circumstances described in this Prospectus under “How Fund Shares are Priced.” Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that the use of these fair value procedures will always best represent the price at which the Fund could sell the affected portfolio security or result in a more accurate net asset value per share of the Fund.

Fund Organization and Management

SCM Trust, a Massachusetts business trust (the “Trust”), is a family of 12 no-load mutual funds. This Prospectus relates to one series of the Trust, the Shelton Emerging Markets Fund.. The Board of Trustees (the “Board” or the “Trustees”), consisting of four individuals, has primary responsibility for the oversight of the management of the Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with Shelton Capital Management and other service providers to provide necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor the SAI, any documents filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Board of Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents, or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret or amend the investment objective(s), policies, restrictions, and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

Shelton Capital Management. The investment advisor for the Fund is Shelton Capital Management, 1875 Lawrence Street, Suite 300 Denver, CO 80202-1805. Shelton manages over $2 billion of assets as of December 31, 2019. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Fund and handling the administrative requirements of the Fund. As compensation for managing the portfolios, Shelton receives a management fee from the Fund.

The Fund pays Shelton Capital Management an annual investment advisory fee equal to 1.00% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.55% and 1.80% for Institutional Class and Investor class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board. A discussion regarding the basis for the Board of Trustee’s approval of the investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30.

Mr. Andrew Manton has served as the lead portfolio manager for the Shelton Emerging Market Fund since the Fund’s inception. Mr. Manton joined the Advisor in July 2016 after serving as a Senior Portfolio Manager at WHV Investment Management. Prior to his affiliation with WHV Investment Management, Mr. Manton was a Senior Research Analyst and a member of the Large Cap Global Equities team at Victory Capital Management, and an analyst in both the fundamental Active Equities and Quantitative Strategies groups at Deutsche Asset Management. He has a BS in Finance from the University of Illinois at Chicago and an MBA with a concentration in Quantitative Finance and Accounting from the Tepper School of Business at Carnegie Mellon University.

Other. The SAI provides additional information about the Board of Trustees, portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

Buying and Selling Shares

How to Buy Shares. You may buy shares directly from the Fund’s distributor, or through third-party distributors, brokerage firms and retirement plans. If you invest through a third-party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through third-party distributors.

The following information is specific to buying directly from the Fund’s distributor.

Opening an Account. You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at (800) 955-9988.

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You will find all the necessary application materials included in the packet accompanying this Prospectus. You may also open an account online by accessing our website at www.sheltoncap.com. Additional paperwork may be required for entity investors, including corporations, associations, and trusts, and for certain fiduciaries. The minimum initial investments and subsequent investments for the Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Investor Class Shares
Accounts with Automatic Investment Plan	$500	$500
All other accounts	$1,000	$1,000
Institutional Class Shares
All accounts	$500,000	$2,500

The Fund’s distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Fund not to accept unknown third-party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us toll-free at (800) 955-9988.

Distribution (12b-1) Fees

The Fund has adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Investor Class shares of the Fund pay RFS Partners, the Fund’s principal underwriter (the “Distributor”), a distribution (12b-1) fee. Because distribution (12b-1) fees are paid out of fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in the Fund and may cost you more than other types of sales charges.

These fees are computed by multiplying 0.25% by the average daily net assets of the Investor Class shares of the Fund.

How to Buy Shares – Initial Purchase

Make your check payable to the name of the Fund in which you are investing and mail it with the application to the transfer agent of the Funds, Ultimus Fund Solutions (“Ultimus” or the “Transfer Agent”), at the address indicated below. Please note the minimum initial investments previously listed.

SCM Trust
C/O Ultimus Fund Solutions
17605 Wright Street
Omaha, NE 68130

You may also forward your check (and application, for new accounts) to the Fund’s offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Fund’s agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Fund’s offices. The Fund’s office is located at the following address:

SCM Trust
P.O. Box 87
Denver, CO 80201-0087

You also may buy shares of the Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Ultimus, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Fund. Your broker can advise you of specific details.

Purchasing by Exchange

You may purchase shares in the Fund by exchanging shares from an account in one of our other Funds, including other mutual funds managed by Shelton which are not described in this Prospectus. Please see our website, www.sheltoncap.com, call the number above, or consult your financial adviser or broker for more information. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Mountain Time) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a capital gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good order (as described below), generally at the normally scheduled close of trading on the New York Stock Exchange (“NYSE”), typically 4:00 p.m. Eastern Time.

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Wiring Instructions and Use of Checks

For wiring money to your account, you can obtain specific wire instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form as described below. Please note the Fund and Shelton reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Fund’s transfer agent or the Fund.

Purchasing Additional Shares

Make your check payable to the Fund, write your account number on the check, and mail your check with the deposit slip from your most recent statement to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan

Using the Fund’s Automatic Investment Plan, or AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may enroll on our website or by calling the Fund and obtaining a paper form. The share prices of the Fund are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of the Fund for a period of time and to reject any specific purchase order in whole or in part. The Fund does not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

How Fund Shares are Priced

The share price (net asset value per share or NAV) for the Fund is normally calculated as of the scheduled close of trading on NYSE, generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Fund reserves the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. If the Fund’s authorized agent receives your request in good order (as described below) before the time as of which the Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4:00 p.m. Eastern Time), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern Time. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Fund does not calculate its NAV. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares. For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short-term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value the Fund receives upon the sale of the securities. If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Board. The Board has appointed Shelton Capital Management to make fair value determinations in accordance with the Fund’s Valuation Policies (“Valuation Policies”), subject to Board oversight.

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Shelton has established a Pricing Committee. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Payments to Broker-Dealers and other Financial Intermediaries. If you purchase the Fund through an employee benefit plan, the Fund, Shelton Capital Management or related entities may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary recommend the Fund over other mutual funds or investments. You should ask your financial intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

How to Sell Shares

You may redeem all or a portion of your shares on any business day that the Fund is open for business by mail, telephone or our website (www.sheltoncap.com).You may receive the redemption by wire, electronic funds transfer or check. The sale price of your shares will be the Fund’s next determined net asset value after the Fund’s transfer agent, or an authorized agent or sub-agent receives all required documents in good order as further described below. If you have questions or need assistance, you may call client services for SCM Trust at (800) 955-9988 during normal business hours (generally 8:00 a.m. to 5:00 p.m. Mountain Time).

Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4:00 p.m. Eastern Time) after the Fund’s agent has received your redemption request in good order (as described below). Remember that the Fund may hold redemption proceeds until we are satisfied that we have collected the purchase price for any shares purchased by check. To avoid possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

Tax Information. For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

By Mail

If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction. Additionally, if the check is to be made payable to a third-party or sent to an address other than the address of record, you must obtain a “medallion signature guarantee” on the letter of instruction. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s). The letter of instruction is to be mailed to the Fund’s offices. If you have additional questions, please contact us at (800) 955-9988. The Fund’s Transfer Agent requires that each individual’s signature(s) appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Exchange

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical account registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern Time.

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By Wire

You must have applied for the wire feature on your account. We will notify you when this feature is active, and you may then make wire redemptions by calling us before 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

Online

You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature. If you have recently added banking information or changed your address online, there is a 15-day delay from the date of the change to when the redemption will be sent out.

By Telephone

You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund from which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Fund to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Fund employs reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Fund nor the Fund’s agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be recorded.

Systematic Withdrawal Plan

If you own shares of the Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Fund at (800) 955-9988.

Other Redemption Policies

Payment of Redemption Proceeds: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities Exchange Commission (the “SEC”).

Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming. Such payments-in -kind might be made, for example, in case of stressed market conditions, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute the Fund’s net asset value (and will generally represent pro-rata slices of the portfolio). Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. However, the Fund could be practically limited in its ability to redeem shares in-kind due to logistical or other issues.

Redemption Methods Available: Generally, the Fund expects to pay redemption proceeds in cash. To do so, the Fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. These methods may be used during both normal and stressed market conditions.

Retirement Plan Redemptions: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Fund so that the sale is treated properly for tax purposes. Once your shares are redeemed, the Fund will normally mail you the proceeds on the next business day, but within no later than 7 business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts: If you want to keep your account open, please be sure that the value of your account does not fall below $1,000 due to redemptions. Shelton may elect to close an account that falls below the minimum and mail you the proceeds to the address of record. We will give you 30 days written notice that your account will be closed unless you make an investment to increase your account balance to the $1,000. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share prices of the Fund will fluctuate, and you may receive more or less than your original investment when you redeem your shares.

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Other Important Policies Related to Buying and Selling Shares

Good Order. Good order means that the request includes:

•	Fund name and account number;
•	Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);
•	Signatures of all owners exactly as registered on the account (for written requests);
•	Medallion Signature Guarantee, if required (see Medallion Signature Guarantees); and
•	Any supporting legal documentation that may be required.
•	Clear and actionable instructions to the Fund as applicable

Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an authorized signatory as indicated by the account records.

Medallion Signature Guarantees. You will need to have your signature Medallion guaranteed in certain situations, including but not limited to:

•	Sending redemption proceeds to any person, address, or bank account not on record; and
•	Transferring redemption proceeds to a SCM Trust account with a different registration (name/ownership) from yours; and
•	Changes to account ownership, signature authority or registration.

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Keep in mind the following important policies:

•	The Fund may take up to 7 business days to pay redemption proceeds.
•	If your shares were purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.
•	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.
•	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.
•	If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.
•	The Fund may refuse any purchase or exchange purchase transaction for any reason.
•	Each signature on a request for redemption or account registration change must be medallion signature guaranteed separately.
•	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

THE FUND AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
•	To modify or terminate the exchange privilege on 60 days written notice.
•	To refuse any purchase or exchange purchase order.
•	To change or waive the Fund’s minimum investment amount.
•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Fund is restricted or halted, or otherwise as permitted by the SEC.
•	To withdraw or suspend any part of the offering made by this Prospectus.
•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans

We can set up your new account in the Fund under one of several tax-sheltered plans. The following plan lets you save for your retirement and shelter your investment earnings from current income taxes: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees. 403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Fund reserves the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

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Cash Distributions

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void the checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports

Shareholders of the Fund will receive statements at least quarterly and after every transaction (other than AIP transactions) that affects their share balance and/or account registration. Shareholders receiving paper statements may be required to pay an account fee of $25. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services. Special services would include a request for a historical transcript of an account. You may be required to pay a separate fee for these special services. As an alternative to requesting special services, you can establish an online account. Once the online account is established, you may also obtain a transaction history for your account(s) by accessing our website atwww.sheltoncap.com.

Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, annual report and semi-annual report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Fund at (800) 955-9988. If you would like to elect out of household-based mailings or to receive a complimentary copy of the current SAI, annual or semi-annual report, please call Shelton or write to the Secretary of the Trust at 1875 Lawrence Street, Suite 300 Denver, CO 80202.

Electronic Delivery of Documents

You may sign up for electronic statements online or by calling shareholder services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

Financial Intermediaries

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Fund, Shelton, Ultimus, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

Shelton Capital Management, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to financial intermediaries for the inclusion of the Fund on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Risks of Frequent Trading in Fund Shares

The Fund is intended for long-term investment purposes and not for market timing or excessive short-term trading. Frequent trading of significant portions of the Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

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•	Cause the Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or
•	Force the Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and
•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent the Fund significantly invests in illiquid or restricted securities, such as high-yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

Procedures to Limit Short-Term Trading in Fund Shares

The Fund has adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Fund generally defines a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Fund. The Fund seeks to eliminate such purchases and have taken steps that it believes to be reasonable to discourage such activity. The Board has adopted policies and procedures with respect to the Funds that seek to identify frequent trading by monitoring purchase and redemption activities in the Fund over certain periodic intervals and above certain dollar thresholds. The policies include communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Fund makes efforts to identify and restrict frequent trading that could impact the management of the Fund, the Fund receives purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of the Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, the Fund has certain rights listed and detailed later in this prospectus.

The application of the Fund’s excessive trading policies involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund’s shareholders. No matter how the Fund defines excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of the Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

The restrictions above may not apply to shares held in omnibus accounts for which the Fund does not receive sufficient transactional detail to enforce such restrictions.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Fund with your taxpayer identification number and other information the Fund considers appropriate to assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures to ensure that the information supplied by you is correct. These procedures may incorporate comparing the information provided to fraud databases or requesting additional information or documentation from you. Your information will be handled by us as discussed in our privacy statement below.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are made available semi-annually in shareholder reports [on Form N-CSR?] within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund also files monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of the Fund’s fiscal quarter made publicly available 60 days after the end of the Fund’s fiscal quarter.

Shareholders will receive portfolio holdings information via annual and semi-annual reports, which will be mailed to shareholders and posted on the Fund’s website. Portfolio holdings will be made available by Ultimus Fund Solutions, the Trust’s service provider, ten business days after month-end by releasing the information to ratings agencies. A more complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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Dividends and Federal Income Taxes

Dividends. Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in the Fund. As a shareholder, you are entitled to your share of the dividends your Fund earns. All Funds distributes substantially all of its dividends annually. For annual distributions, shareholders of record on the second to last business day of the month will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Fund has paid during the previous year. After every distribution, the value of the Fund share drops by the amount of the distribution. If you purchase shares of the Fund before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Federal Income Taxes. This discussion only addresses the U.S. federal income tax consequences of an investment in the Fund for U.S. persons and does not address any foreign tax consequences or, except where specifically noted, any state or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;
(ii)	U.S. corporations;
(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
(iv)	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or through foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Fund, investors should see the SAI under “FEDERAL INCOME TAXES-Taxation of the Fund.”

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify for treatment as a “regulated investment company” (RIC) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Fund also intends to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. The following discussion assumes that the Fund will qualify under Subchapter M of the Code as RICs and will satisfy such distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of the Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. Distributions of net capital gains that are properly designated by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to shareholders as long-term capital gains.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions from the Fund may be “qualified dividend income;’ which will be taxed to individuals and other non-corporate shareholders at favorable rates so long as certain holding period and other requirements are met. Corporate shareholders may be able to take a 50% dividends-received deduction for a portion of the dividends they receive from the Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject to certain holding period requirements and debt financing limitations.

The Fund will realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions from exchange-traded funds (“ETFs”) in which the Fund invests. The Fund will realize short-term capital gains from the sale of investments that the Fund owned for one year or less. The Fund may realize ordinary income from distributions from ETFs, from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources.

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Some of the Fund’s investments, such as certain option transactions, foreign currency contracts, certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts owned by the Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally will be treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses.

If the Fund invests in stock of an issuer that qualifies as a real estate investment trust (“REIT”) for U.S. income tax purposes, it may be eligible to pay “section 199A dividends” to its shareholders with respect to qualified dividends received by it from its investment in REITs. Dividends that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs for the year reduced by allocable expenses. Section 199A dividends may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends satisfies certain holding period requirements for the shareholder’s Fund shares and satisfies certain other conditions. For more information, see the discussion in the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations – Real Estate Investment Trusts.”

Distributions of the Fund’s earnings are taxable whether a shareholder receives them in cash or reinvests them in additional shares. A dividend or distribution made shortly after a shareholder purchases shares of the Fund will be taxable even though such distribution is in effect a return of capital. An investor can avoid this result by investing after the Fund has paid a dividend.

Sale or Redemption of Fund Shares

A shareholder who sells or redeems shares of the Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the sale or redemption (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares sold or redeemed.

Any capital gain or loss realized upon the sale or redemption of shares of the Fund is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. The deductibility of capital losses is subject to significant limitations. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term loss. For more information, see the SAI under “FEDERAL INCOME TAXES-Sale or Redemption of Shares.”

Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. Persons redeeming shares should consult their own tax advisor with respect to whether the wash sale rules apply and when such a loss might be deductible.

Taxation of Certain Investments

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce the Fund’s yield on those securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by the Fund, although it is possible that the Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Fund makes no assurances regarding its ability or willingness to so elect. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “TAXES-Special Tax Considerations.”

The Fund may, at times, buy debt obligations that are newly issued at a discount from its stated redemption price at maturity. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in the Fund’s ordinary income as such income accrues over the life of the instrument. Even though payment of that amount may not be received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. The Fund may also buy debt obligations in the secondary market that are treated as having market discount. Generally, gain recognized on the disposition of such an investment is taxed as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to currently include the amount of market discount as ordinary income over the term of the investment. The Fund’s investments in certain mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Surtax on Net Investment Income

A 3.8% surtax applies to net investment income of an individual taxpayer, and on the undistributed net investment income of a trust or estate, to the extent that the taxpayer’s gross income (as adjusted) exceeds certain amounts. Net investment income generally includes distributions paid by the Fund (except exempt-interest dividends) and capital gains from the sale or exchange of Fund shares. For information regarding the surtax on net investment income, see the SAI under “FEDERAL INCOME TAXES-Surtax on Net Investment Income.”

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Backup Withholding

The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is currently 24%. For more information regarding backup withholding, see the SAI under “FEDERAL INCOME TAXES-Backup Withholding.”

For more information, see the SAI under “FEDERAL INCOME TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

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Notice of Privacy Policy (Rev. 9/18/2019)

FACTS	WHAT DO SHELTON CAPITAL MANAGEMENT AND THE SHELTON FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions

• Account balances and transaction history

• Wire transfer instructions

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO WE SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purpose - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

WHO WE ARE
Who is providing this notice?	Shelton Capital Management
WHAT WE DO
How does Shelton Capital Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

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How does Shelton Capital Management collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. [See below for more on your rights under state law.]

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Shelton Capital Management does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Shelton Capital Management does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Use of Email Addresses:

If you have requested information regarding Shelton Capital Management products and services and supplied your email address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following email services:

•	Prospectus and Shareholder Reports- Receive prospectuses and shareholder reports online instead of by U.S. Mail.

•	Paperless Statements- Receive an e-mail with a link to our Website informing you that our investor statements are available online to view, print or download.

•	Tax Form Alerts- Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from Shelton Capital Management emails. We do not sell email addresses to anyone, although we may disclose email addresses to third parties that perform administrative or marketing services for us. We may track receipt of emails to gauge the effectiveness of our communications.

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Learn More

This Prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. Annual and semi-annual reports are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. The September 30, 2019 Annual Report of the Predecessor Fund is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

Statement of Additional Information

The SAI includes more details about the Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus. You may obtain a copy of these documents free of charge by calling the Fund at (800) 955-9988, by accessing the Fund’s website at www.sheltoncap.com, or by emailing the Fund at info@sheltoncap.com. These reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

SCM Trust Investment Company Act file no. 811-05617

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SCM Trust

1875 Lawrence Street, Suite 300

Denver, CO   80202-1077

(800) 955-9988

Statement of Additional Information – April 29, 2020

Ticker Symbols
Shelton Emerging Markets Fund	EMSLX
Shelton Emerging Markets Fund– Institutional Shares	EMSQX

This Statement of Additional Information (“SAI”) is not the Shelton Emerging Markets Fund’s (the “Fund”) prospectus, but provides additional information which should be read in conjunction with the prospectus dated April 29, 2020 (as may be amended) (the “Prospectus”), which is incorporated by reference into this SAI. The Fund’s Prospectus and most recent Annual Report may be obtained at no charge by visiting http://sheltoncap.com, or contacting the Fund at the address or telephone number shown above. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus.

SCM Trust (the “Trust”), a Massachusetts business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, known as a mutual fund. The Trust presently consists of 12 separate series, however only the Shelton Emerging Markets Fund is discussed in this SAI.

The Shelton Emerging Markets Fund is a diversified fund. This means that, with respect to at least 75% of a Fund’s total assets, a Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund (“Majority”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

The Fund may not be suitable or appropriate for all investors. The Fund’s share price will fluctuate with market, economic, and currency conditions, and your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program, nor used to play short-term swings in the equity, debt, or currency markets. The Fund is a not money market fund and a is not an appropriate investment for those whose primary objective is principal stability. The Fund’s assets (and therefore, an investment in the Fund) will be subject to all the risks of investing in the financial markets. All investment entails risk. The value of the Fund’s portfolio will fluctuate based upon market conditions. Although the Fund may seek to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. In seeking to meet its investment objective(s), the Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund’s investment program, but there is no assurance or guarantee that the Fund will achieve its objective(s). The principal investments and investment practices and risks of the Fund are described in its Prospectus; the following provides additional information with respect to certain of those and other investments and investment practices in which the Fund may engage and risks to which the Fund may be exposed.

Fundamental Investment Objectives and Policies of the Fund	2
Description of Additional Investment Securities and Portfolio Techniques	4
Investment Restrictions	43
Disclosure of Portfolio Holdings	44
Trustees and Officers	45
Board Leadership Structure and Standing Board Committees	47
Code of Ethics	48
Shareholder Beneficial Ownership	50
Investment Management and Other Services	50
Portfolio Managers	52
Policies Regarding Broker-Dealers used for Portfolio Transactions	53
Additional Information Regarding Purchases and Redemptions of Fund Shares	54
Federal Income Taxes	56
Taxation of Fund Distributions	59
Sale or Redemption of Shares	60
Financial Statements	66
Appendix	66

About SCM Trust

The Trust is organized as a Massachusetts business trust organized under the laws of the State of Massachusetts on July 15, 1988. The Fund’s principal office is located at 1875 Lawrence Street, Suite 300, Denver, CO 80202, and its telephone number is 1-800-955-9988. The Trust is not required, nor does it intend, to hold annual shareholder meetings. However, the Trust may hold special meetings for purposes such as electing trustees of the Trust (each a "Trustee" and collectively, the "Trustees"), changing fundamental policies, or approving a new investment management agreement. If in the future the Trust adds funds, you will have equal rights as to voting and to vote separately by fund as to issues affecting only the fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, which means that the holders of more than 50% of the shares of the Trust voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their sole discretion or upon demand of the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees

CCM Partners, LP d/b/a Shelton Capital Management (“Shelton” or the “Advisor”) serves as Investment Advisor to the Fund.

Fundamental Investment Objectives and Policies of the Fund

The investment objectives and investment policies of the Fund are set forth in the current Prospectus of the Fund. The following information supplements the information contained in the Prospectus, and the Fund will pursue its investment objective by following the principal investment strategies set out in the Prospectus. This Fund may also invest in the following types of assets and/or employ the following investment techniques, as indicated below.

COVID-19

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

Description of Additional Investment Securities and Portfolio Techniques

Bank Obligations. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Bankers Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

Certificates Of Deposit. Certificates of deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

Time Deposits. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Borrowing. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of its total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of its total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust (the “Board”), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of the Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund’s obligation under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

The Fund also may affect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale- buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Commercial Paper. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.

Common Stock. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.

Convertible Securities. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Corporate Debt Securities. The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

For a discussion of securities rated below-investment grade, see “Below-Investment Grade Securities” below.

Debt Securities. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

Depositary Receipts. American Depositary Receipts, (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and global depositary receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Derivative Instruments. In pursuing its investment objective, the Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategies. The Fund may also purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, commodities and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes: The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes: There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options: Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter (“OTC”) options differ from traded options in that over-the-counter options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts: A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future. The Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust with the National Futures Association (“NFA”), the Trust does not fall within the definition of “commodity pool operator” under the U.S. Commodity Exchange Act, as amended (“CEA”), in respect of the Fund, and thus, is not subject to registration or regulation as such under the CEA in respect of the Fund.

Limitations on Use of Futures and Futures Options: The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.

Additionally, the Fund will limit its trading in “commodity interests,” as that term is defined under applicable Commodity Futures Trading Commission (“CFTC”) Rules, and which generally includes commodity futures, futures options and swaps, such that, aside from commodity futures, commodity options contracts or swaps that, in each case, are used solely for bona fide hedging purposes within the meaning and intent of applicable CFTC Rules, (i) the aggregate initial margin and premiums required to establish positions in commodity interests will not exceed five percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, or (ii) the aggregate net notional value of commodity interest positions does not exceed 100 percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, in each case, as further described in CFTC Rule 4.5(c)(2).

When a purchase or sale of a futures contract is made by the Fund, it is required to deposit with the custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by it.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by it (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by it.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company (a “RIC”) provided under the Internal Revenue Code of 1968, as amended (the “Code”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options: There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the margin deposits relating to the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent that the Fund enters into such futures contracts the value of such futures will not vary in direct proportion to the value of the Fund’s holdings. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a future or a future’s option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts: There are several additional risks associated with transactions in commodity futures contracts.

Storage: Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment: In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.

Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, it might reinvest at higher or lower futures prices, or choose to pursue other investments.

Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to invest in commodity futures contracts.

Tax Risk: The Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC, the Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income may be unclear. If the Fund does invest in these types of securities and the income is determined not to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the Code. See “Taxation of the Fund” below for additional information related to these restrictions.

Other Economic Factors: The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.

Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon: Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements: The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Fund may also enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to gain exposure to certain markets in a more cost efficient manner.

OTC Swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund’s investment objective and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

The Fund may also enter into credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, it would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by the Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to OTC credit default swaps, counterparty risk and credit risk. The Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer or the seller, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or liquid assets with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked- to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller). Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will require the clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swap options. Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. Mandatory clearing of interest rate swaps and certain credit default swaps on indexes was phased in during 2013 based on the nature of different swap participants. Given the relatively recent nature of these changes and the fact that many market participants remain in the process of adjusting to the new requirements, it is difficult to assess that impact of these changes on the Fund’s swaps-related activities. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Correlation Risk: In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Fund is not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by the Fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by the Fund and the determination of the NAV of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests; (iv) the Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under- exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; and (viii) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

Risk of Potential Government Regulation of Derivatives: It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments, potentially to the detriment of the Fund. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy. The futures, options and swap markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

Tax Risk: The Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury Regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund does invest in these types of securities and the income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the Code.

Structured Notes: Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent the Fund invests in these securities, however, the Advisor analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor its interest rate risk.

Dollar Rolls. The Fund may enter into dollar roll agreements, which are similar to reverse repurchase agreements. Dollar rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. At the time the Fund enters into a dollar roll, it will place in a segregated custodial account asset such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Emerging Markets. The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Fund may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, the Fund may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives” and “Foreign Currency and Related Transactions.”

Restrictions on Certain Investments: A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Brady Bonds: The Fund may invest in Brady Bonds. The Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero- coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Equity-Linked Securities. The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below. In addition, the Fund bears the risk that the issuer of an equity- linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivative Instruments” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restriction on investments in illiquid securities.

Event-Linked Exposure. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Fixed Income Securities With Buy-Back Features. Fixed income securities with buy-back features enable the Fund to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank’s credit, the Advisor considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank’s ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.

Standby Commitments: The Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles the Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

Ordinarily, the Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

Put Bonds: A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long- term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker- dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. Any investments in tender option bonds by the Fund will be accounted for subject to Financial Accounting Standards Board Statement No. 140 and amendments thereto.

In selecting put bonds for the Fund, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond’s rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

Demand Features: Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days’ notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

Foreign Currency and Related Transactions. The Fund may invest in foreign currency- denominated securities and may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”) and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees and are marked-to-market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

1.	When the Advisor desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

2.	If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

3.	If the Advisor wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Advisor thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

4.	The Advisor might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging: When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s NAV per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the prediction of the Advisor regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to rollover a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging: Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. The extent to which these limits apply is subject to tax regulations that, to date, have not been issued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Foreign Currency Warrants: Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.

Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities: Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper: Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities and Emerging Markets. The Fund may invest in foreign securities, including securities from issuers located in emerging market countries. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money. In addition to equity securities, foreign investments of the Fund may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

To determine a stock’s country of origin, the Fund’s definition is where the underlying company is tax domiciled.

Currency Risk and Exchange Risk: Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund (if it invests in foreign securities as measured in U.S. dollars) will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk: A fund that may invest in foreign securities offers the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect its operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information: In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (“NYSE”). Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.

Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards: Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund.

Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States: The Fund generally holds foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Foreign Economy Risk: The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Sovereign Debt: The Fund may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Risks of Investing in Asia-Pacific Countries: In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia- Pacific countries in which the Fund may invest are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision- making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. The Advisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Advisor, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries: Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals.

There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of funds investing significantly in foreign securities can be expected to be higher than those of funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia: The Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

P-notes: The Fund may invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India.

Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed below with respect to securities of foreign issuers in general.

Guaranteed Investment Contracts. The Fund may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to the Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC, the Fund must invest in assets which produce Qualifying Income. Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund invests in these types of securities and the income from these securities is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the Code. See “Taxation of the Fund” below for additional information related to these restrictions.

Illiquid Securities. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Advisor pursuant to guidelines approved by the Board of Trustees. The Advisor will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Advisor to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

Inflation-Protected Debt Securities. The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi- annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation- indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Smaller Capitalization Companies. The Fund may invest in smaller capitalization companies which are generally companies with market capitalization up to $2 billion. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Investment Company Securities and Exchange-Traded Funds. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange- traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk: There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, an ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, an ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Advisor believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

Investments In Commodity/Natural Resource-Related Securities. As discussed under “Investment Limitations” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or RICs that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

Tax Risk: The Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC, the Fund must invest in assets which produce Qualifying Income. Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund invests in these types of securities and the income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the Code.

Loan Participations. The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized statistical ratings organization (“NRSRO”).

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of the issuers of the Fund’s securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.

Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Money Market Funds. The Fund may invest in the securities of money market mutual funds. Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. (See “Investment Company Securities and Exchange-Traded Funds” above.)

Mortgage-Related Securities and Asset-Backed Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage- related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities: The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.

However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities: Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.

However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Trust’s quality standards.

Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Advisor are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately- issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage- related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”): A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.

Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed or asset- backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Commercial Mortgage-Backed Securities: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset- backed securities.

Other Mortgage-Related Securities: Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals: CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities: Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.

Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities: SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre- payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Asset-Backed Securities: Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with its investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

Below-Investment Grade Securities. Subject to the limitations set forth in the Prospectus, the Fund may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.” High yield bonds are issued by a company whose credit rating (based on an NRSRO) evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, below-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a higher risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba” or lower by Moody’s or “BB” or lower by S&P and Fitch or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund’s NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by the Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, some of the Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a below-investment grade security’s principal and interest payments but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the Advisor performs its own analysis of the issuers whose below-investment grade securities are held by the Fund. Because of this, the Fund’s performance may depend more on the Advisor’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Appendix A - Description of Securities Ratings.”

In selecting below-investment grade securities, the Advisor considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Advisor continuously monitors the issuers of below-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for the Fund, the Advisor will consider whether the Fund should continue to hold the security.

In the event that the Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Participation Interests. The Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset- backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.

Preferred Stock. The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Securities and Related Derivatives. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate- related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over- the-counter market.

REITs are pooled investment vehicles that own and typically operate income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long- term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Advisor. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund’s investment limitations.

Restricted Securities. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. The Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Advisor pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Advisor will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Fund intends to purchase securities that are exempt from registration under Rule 144A.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account asset such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.

Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. The Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33- 1/3% of its assets.

Securities Lending. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.

Short Sales. The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments, to gain exposure to or adjust exposure to various market sectors, and to offset potential declines in long positions in similar securities or otherwise take advantage of market conditions. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. The Fund does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of its assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

U.S. Government Obligations. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, GNMA securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the FNMA, the FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

Rights Offerings and Warrants to Purchase Securities. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.

Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued, Delayed Delivery and Forward Commitment Transactions. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, it does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

Zero Coupon Bonds. The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause the Fund to liquidate investments in order to make the required distributions. The Code requires that the Fund accrue interest into income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a RIC under the Code. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Fund under the IRC. See “Taxation of the Fund” below for additional information.

Temporary Defensive Positions. The Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.

Investment Restrictions

Fundamental Investment Policies

The Trust has adopted the following restrictions as fundamental policies of the Fund, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Trust or of such Fund, or (2) 67% or more of the shares of the Trust or of such Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy.

The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The Fund will not:

1.	Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations.
2.	Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.
3.	Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.
4.	Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations).
5.	Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security.
6.	Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts.
7.	Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
8.	Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.
9.	Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with the use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
10.	Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

Disclosure of Portfolio Holdings

The Fund will provide a complete list of its holdings four times in each fiscal year, as of the end of each quarter. The lists also appear in the Fund’s Semi-Annual and Annual Reports to shareholders. The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund also files monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of the Fund’s fiscal quarter made publicly available 60 days after the end of the Fund’s fiscal quarter.

Occasionally, certain third parties—including the Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute the Fund’s shares, institutional investors and others—request information about the Fund’s portfolio holdings. The Fund’s policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Fund believes there is a legitimate business purpose for the Fund to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Fund’s holdings or Fund shares on the basis of nonpublic information. This duty of confidentiality may exist under law or may be imposed by contract. Confidentiality agreements must be in form and substance acceptable to the Fund’s Chief Compliance Officer, who must approve any new disclosure arrangements in advance. In situations where the Fund’s policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Fund may provide, at any time, portfolio holdings information to their service providers, such as the Fund’s investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process. Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time, officers of the Fund or Shelton Capital Management may express their views orally or in writing on one or more of the Fund’s portfolio securities or may state that the Fund has recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund most recent quarter-end portfolio holdings disclosed on its website. Additionally, when purchasing and selling its securities through broker-dealers, requesting bids or offers on securities, obtaining price quotations on securities, as well as in connection with litigation involving the Fund’s portfolio securities, the Fund may disclose one or more of their securities. The Fund has not entered into formal nondisclosure agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who Shelton Capital Management believed was misusing the disclosed information.

Shelton Capital Management provides investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holding 24 information for their accounts. These clients do not owe Shelton Capital Management or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Trustees and Officers

The Trustees of the Trust have the responsibility for the overall management of the Trust, including general supervision and review of the Fund’s investment activities. The Trustees appoint the officers of the Trust who are responsible for administering the day-to-day operations of such Trust and its Funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the table below. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any nominee Trustee.

•	Outstanding skills in disciplines deemed by the Independent Trustees (defined below) to be particularly relevant to the role of Independent Trustee and to the Fund, including legal, accounting, the financial industry and the investment industry.

•	No conflicts which would interfere with qualifying as independent.

•	Appropriate interpersonal skills to work effectively with other Independent Trustees.

•	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing registered investment companies.

•	Diversity of background.

Name and Address	Year of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships	Portfolios in Fund Complex Overseen by Director	Other Relevant Experience
Independent Trustees
Kevin T. Kogler 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Trustee, since 2006	Director MicroBiz AM LLC, June 2015 to present; President & Founder of MicroBiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to 2012; Senior Vice President, Investment Banking, FBR Capital Markets, 2003 to 2006.	ETSpreads Trust; Shelton Funds	21	Experience in investment banking and technology industry. M.B.A.
Stephen H. Sutro 1875 Lawrence Street, Suite 300 Denver, CO 80202	1969	Trustee, since 2006	Managing Partner, San Francisco, Duane Morris LLP (law firm), 2014 to present. Partner, Duane Morris LLP (law firm), 2003 to 2014.	ETSpreads Trust; Shelton Funds	21	Service on Boards for nonprofit organizations. J.D.
Marco L. Quazzo 1875 Lawrence Street, Suite 300 Denver, CO 80202	1962	Trustee, since 2014	Principal, Bartko Zankel Bunzel & Miller, March 2015 to present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015.	Shelton Funds	21	Experience with risk management for mortgage banks, investment banks, and real estate investment trusts, J.D.
Interested Trustee[1]
Stephen C. Rogers 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	President, since 1999; Chairman of the Board & Trustee, since 1998	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	ETSpreads Trust; Shelton Funds	21	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.
Officers
Gregory T. Pusch 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Chief Compliance Officer, since 2017; Secretary, since 2017	Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance/CCO, HarbourVest Partners, 2012-2015; SVP, CCO, Pyramis Global Advisors, 2007-2011.	N/A	21
William P. Mock 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Treasurer, since 2010	Portfolio Manager, Shelton Capital Management, 2010 to present; Portfolio Manager, ETSpreads, 2007 to present; Head Trader.	N/A	21

The Board met four times during the fiscal year ended December 31, 2019.  Currently, the Board has an Audit Committee. The responsibilities of the Audit committee and its members are described below.

Board Leadership Structure and Standing Board Committees

Stephen C. Rogers currently serves as the chairman of the Board and has served in such capacity since 1999. Of the Board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the 1940 Act. The remaining members are independent Trustees (the “Independent Trustees”). The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the Board and meet periodically with the Fund’s Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of the Fund. The Audit Committee is comprised solely of Independent Trustees. The Board believes that the current leadership structure, with Independent Trustees filling all but one position on the Board is appropriate and allows for independent oversight of the Fund.1  Given the size of the Board and the shared responsibilities of the Independent Trustees, there is no “lead” Independent Trustees.

[1]	Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of the Fund.

Audit Committee: The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Fund’s independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Fund’s basic accounting system and the effectiveness of the Fund’s internal accounting controls. During the fiscal year ended December 31, 2019, there were five meetings of the Audit Committee.

Risk Oversight by the Board

As previously described, the Board oversees the management of the Fund and meets at least quarterly with management of Shelton Capital Management to review reports and receive information regarding Fund operations. Risk oversight relating to the Fund is one component of the Board's oversight and is undertaken in connection with the duties of the Board. As described in the previous section, the Board's committees assist the Board in overseeing various types of risks relating to the Fund. The Board receives regular reports from each committee regarding the committee's areas of responsibility and, through those reports and its regular interactions with management of Shelton Capital Management during and between meetings, analyzes, evaluates, and provides feedback on Shelton Capital Management’s risk management processes. In addition, the Board receives information regarding, and has discussions with senior management of Shelton Capital Management about, Shelton Capital Management’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

Compensation Table

As shown in the following table, the total annual Trustee fees allocated to the Trust are equally divided between each series within the Trust and paid to the Trustees who are not affiliated with Shelton Capital Management. The fees are $6,250 per quarter and $500 for each meeting attended. The table provides information regarding the Fund as of December 31, 2019.

Name/Position	Aggregate Compensation from Trust	Pension or Estimated Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex paid to Trustees
Stephen C. Rogers President, Secretary & Trustee	None	None	None	None
Kevin T. Kogler Trustee	$8,694	None	None	$27,600
Stephen H. Sutro Trustee	$8,694	None	None	$27,600
Marco L. Quazzo Trustee	$8,694	None	None	$27,600

Dollar Range of Fund shares beneficially owned in the Predecessor ICON Emerging Markets Fund as of December 31, 2019:

Emerging Markets Fund
Stephen C. Rogers	None
Marco Quazzo	None
Kevin T. Kogler	None
Stephen H. Sutro	None

Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies:

Shelton Capital Management Funds
Stephen C. Rogers	Above $100,000
Marco Quazzo	$10,001 - $50,000
Kevin T. Kogler	Above $100,000
Stephen H. Sutro	Above $100,000

Code of Ethics

The Trust, and Shelton Capital Management have each adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and Rule 204A-1 under the Investment Advisers Act of 1940, as amended). RFS Partners, LP, the Fund’s principal underwriter (the “Distributor”), fulfills its obligations utilizing employees of Shelton Capital Management all of whom are subject to the Code of Ethics. Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents $2,000, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by the Fund (ii) have been purchased or sold by the Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security. Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g. purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code to report personal holdings to the Trust or Shelton Capital Management on both an annual and a quarterly basis.

Proxy Voting Policies and Procedures

The Board of Trustees of the Trust has delegated to Shelton Capital Management the authority to vote proxies of companies held in the the Fund’s portfolios. Shelton Capital Management has entered into a proxy service agreement with Institutional Shareholder Services, Inc. (“ISS”) and intends to apply ISS’ pre-determined proxy voting guidelines when voting proxies on behalf of the Fund.

Shelton Capital Management recognizes that an investment advisor is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with Shelton Capital Management, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Trust and its shareholders. The Board will review its determination at least annually.

Shelton Capital Management seeks to avoid material conflicts of interest by voting in accordance with an independent third-party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”).  These Voting Guidelines vote proxies in an objective and consistent manner across client accounts, based on internal and external research performed by ISS without consideration of any client relationship factors. Further, Shelton Capital Management may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Shelton Capital Management’s or ISS’ policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between Shelton Capital Management and the Fund are referred to the Fund’s Board of Trustees. Specifically, Shelton Capital Management will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of Shelton Capital Management’s conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, Shelton Capital Management will abstain from voting the securities held by the Fund.

With regard to voting proxies of foreign companies, Shelton Capital Management weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Shelton Capital Management seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, Shelton Capital Management recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, Shelton Capital Management generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. Shelton Capital Management believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, Shelton Capital Management generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, Shelton Capital Management generally votes in accordance with management on issues that, at Shelton Capital Management’s sole discretion, it believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the investment.

Information regarding how the Predecessor Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2019 is available (1) by calling the Fund at (800) 955-9988, or (2) on the SEC’s website at http:///www.sec.gov.

Shareholder Beneficial Ownership

As of December 31, 2019, no shareholders owned beneficially more than 5% of the predecessor Fund's outstanding shares.

As of December 31,2019, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the Fund.

Investment Management and Other Services

Management Services

CCM Partners, a California Limited Partnership d/b/a Shelton Capital Management, is the investment advisor to the Fund pursuant to the Investment Advisory Agreement dated February 6, 2020 between the Trust on behalf of the Fund and Shelton Capital Management (the “Agreement”). Shelton Capital Management is controlled by a privately held partnership, RFS Partners, LP, which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

Pursuant to the Agreement, Shelton Capital Management supplies investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. Shelton Capital Management’s activities are subject to review and supervision by the Trustees to whom Shelton Capital Management renders periodic reports of the Fund’s investment activities.

The Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by Shelton Capital Management, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with Shelton Capital Management, and its pro rata portion of premiums on the fidelity bond covering the Fund.

For Shelton Capital Management’s services, the Fund pays a monthly fee computed at the annual rates shown in the table below:

Fund	Investment Advisor Fee as a Percent of Average Daily Net Assets per Annum
Emerging Markets Fund	1.00%

The Agreement is currently in effect until February 6, 2020 and will be in effect thereafter only if it is renewed for the Fund for successive periods not exceeding one year by (i) the Board of Trustees of the Trust or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on such Agreement.

The Agreement may be terminated without penalty at any time by the Trust with respect to the Fund (either by the applicable Board of Trustees or by a majority vote of the terminating Fund’s outstanding shares). Each Agreement may also be terminated by Shelton Capital Management with 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.25% and 1.50% until May 22, 2021. This agreement may only be terminated with the approval of the Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Board

Administrative Services

Pursuant to the Fund Administration Servicing Agreement, Shelton Capital Management (“Administrator”) also serves as the Fund’s Administrator. The Administrator is responsible for handling the administrative requirements of the Fund and, as compensation for these duties, receives fees of 0.10% on the first $500 million in combined assets of the Trust, 0.08% on the next $500 million in combined assets of the Trust, and 0.06% on the Trust combined assets over $1 billion.

Share Marketing Plan

The Trust has adopted a Share Marketing Plan (the “12b-1 Plan”) with respect to the Investor Class pursuant to Rule 12b-1 under the 1940 Act. Specifically, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the “Independent Trustees”), adopted the 12b-1 Plan. In Reviewing the Plan, the Board of Trustees considered the proposed range and nature of payments and terms of the Investment Advisory Agreement between the Trust on behalf of the Fund and Shelton Capital Management and the nature and amount of other payments, fees and commissions that may be paid to Shelton Capital Management, its affiliates and other agents of the Trust.

Under the 12b-1 Plan, the Fund pays distribution fees to the Fund’s distributor at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to its Investor Class shares, to reimburse the distributor for its expenses in connection with the promotion and distribution of the Investor Class shares. The 12b-1 Plan provides that the Fund’s distributor may use the distribution fees received from the Investor Class shares of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. Expenses include, but are not limited to: costs of payments, including incentive compensation, made to agents for and consultations to Shelton Capital Management, any affiliate of Shelton Capital Management or the Trust, including pension administration firms that provide distribution and shareholder related services and broker-dealers that engage in the distribution of the Class’ shares; payments made to, and expenses of, persons who provide support services in connection with the distribution of the Class’ shares and servicing of the Class’ shareholders; office space and equipment, telephone facilities, answering routine inquiries regarding the classes, processing shareholder transactions, providing any other shareholder services not otherwise provided by transfer agency or other servicing arrangements; all payments made pursuant to the form of Distribution Agreement; costs relating to the formulation and implementation of marketing and promotional activities (including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising); costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Class; costs of printing and distributing sales literature pertaining to the Class; and costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Trust may, from time to time, deem advisable.

Shareholder Services Plan

The Trust has adopted a Shareholder Services Plan (the “Services Plan”) with respect to Investor Class shares. Shelton Capital Management serves as the service provider under the Services Plan and, as such, receives any fees paid by the Fund pursuant to the Services Plan.

The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the “Independent Trustees”), adopted the Services Plan for the Investor Class shares of the Fund. Under the Services Plan, the covered shares of the Fund will pay a continuing service fee to Shelton Capital Management, the Fund’s distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of the Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Fund, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to the Fund, including responding to shareholder inquiries.

Portfolio Managers

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Manton managed as of December 31, 2019:

Andrew Manton
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance- Based	Assets Managed for which Investment Advisory Fee is Performance- Based
Registered Investment Companies	5	$55,231,243	-	$-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts	83	$45,190,425	-	-

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by the portfolio manager of the Fund, as of December 31, 2019.

Shelton Emerging Markets Fund
Andrew Manton	None

Potential Conflicts

Individual portfolio managers may manage multiple accounts. Shelton Capital Management potential conflicts between the Fund and other accounts through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management. Shelton Capital Management has developed trade allocation systems and controls to help ensure that no one account, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities.

Compensation

Compensation of portfolio managers of Shelton Capital Management includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the success of Shelton Capital Management rather than that of any one individual. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. Some of the portfolio managers also participate in equity ownership of Shelton Capital Management. Each element of compensation is detailed below:

Base Salary: Portfolio managers are paid a fixed base salary that is intended to be competitive in light of each portfolio manager’s experience and responsibilities.

Bonus: Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, full-time employees of Shelton Capital Management with sufficient tenure participate in an annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Incentive Compensation: The portfolio managers may receive incentive compensation based on revenue in relation to certain newly opened accounts.

Partnership interests: In the past Shelton Capital Management has made partnership interests available in its general partner, RFS Partners to employees of Shelton Capital Management. portfolio managers have participated in these offerings by purchasing interests in the partnership. Partnership interests may provide pass-through income of the firm’s profits and annual cash distributions based on each Partner’s proportionate profit sharing interest. Distributions are generally determined based on considerations of Shelton Capital Management’s working capital requirements and on estimated tax liabilities associated with the pass-through income.

Employee Benefit Program: portfolio managers participate in benefit plans and programs available generally to all employees, which includes a 401K plan and optional company matching provisions.

The above information regarding compensation of portfolio managers is current as of December 31, 2019.

Other Service Providers

Principal Underwriter. RFS Partners, a California limited partnership, is currently the principal underwriter of the Fund's shares under an underwriting agreement with the Fund, pursuant to which RFS Partners agrees to act as the Fund's distribution agent. The Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Shelton Capital Management. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of the Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of the Fund's shares. In addition, Shelton Capital Management may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Fund.

Transfer Agent and Fund Accounting Agent. Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), 17605 Wright Street, Omaha, NE 68130, acts as the shareholder servicing agent for the Trust and acts as the Trust’s Transfer Agent and Fund Accounting Agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping.

Custodian. US Bank N.A. (the “Custodian”), 425 Walnut St, Cincinnati, OH 45202, as custodian of the securities and other assets of the Trust. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Trustees of each Trust concerning the Fund’s operations. As Foreign Custody Manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries.

Independent Registered Public Accounting Firm. [ ], is the independent registered public accounting firm for the Trust, subject to annual appointment by the Board of Trustees. [ ] conducts an annual audit of the Fund’ annual financial statements, and performs tax and accounting services.

Independent Legal Counsel to the Independent Trustees. Davis, Graham & Stubbs, 1550 17th Street, Suite 500, Denver, Colorado 80202 currently serves as Independent Legal Counsel to the Independent Trustees, and counsel to the Trust. A determination with respect to the independence of the Independent Legal Counsel is made at least annually by the Independent Trustees, as prescribed by the 1940 Act and the rules promulgated thereunder.

Policies Regarding Broker-Dealers used for Portfolio Transactions

Decisions to buy and sell securities for the Fund, assignment of their portfolio business, and negotiation of commission rates and prices are made by Shelton Capital Management. It is the Fund’s policy to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Fund are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Fund will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

Shelton Capital Management does not currently utilize soft dollar arrangements, but may do so in the future. However, in order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that Shelton Capital Management believes are important to best execution, Shelton Capital Management may place over-the-counter (“OTC”) equity transactions and/or place fixed-income transactions with specialized broker-dealers with which they have a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”). When Shelton Capital Management uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, Shelton Capital Management takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. Shelton Capital Management will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, Shelton Capital Management uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Fund where the total cost is, in Shelton Capital Management’s opinion, reasonable, but not necessarily the lowest total cost available.

In selecting broker-dealers and in negotiating commissions, Shelton Capital Management generally considers, among other things, the broker-dealer’s reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. Shelton Capital Management considers such information, which is in addition to and not in lieu of the services required to be performed by Shelton Capital Management under the Agreements, to be useful in varying degrees, but of indeterminable value.

The Fund may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, Shelton Capital Management believes that such services were bona fide and rendered for the benefit of its clients.

If purchases or sales of securities of the Fund are considered at or about the same time, transactions in such securities will be allocated among the several Funds in a manner deemed equitable to all by Shelton Capital Management, taking into account the respective sizes of the Fund, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to the Fund.

Additional Information Regarding Purchases and Redemptions of Fund Shares

Purchase Orders

The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Fund’s Transfer Agent. Once shares of the Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

Payments transmitted by wire and received by the Transfer Agent prior to the close of the Fund, normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time) on any business day, are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting

All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trust's transfer agent. Share certificates will not be issued for the Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

The Trust reserves the right to reject any order for the purchase of shares of any Fund, in whole or in part. In addition, the offering of shares of any Fund may be suspended by the Trust at any time and resumed at any time thereafter.

Shareholder Redemptions

Requests for redemption and share assignments may be sent to the Fund at 1875 Lawrence Street, Suite 300, Denver, Colorado, 80202, or for those with telephone redemption privileges, by calling the Fund at (800) 955-9988. For online redemptions, visit the Fund’s website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trust usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's investments or the determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust's shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this Statement of Additional Information, the Trust understands that the New York Stock Exchange is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The U.S. Government Securities Fund and The United States Treasury Fund will be open for business Columbus Day and Veterans Day. The Income Fund will be closed in observance of Columbus Day and Veteran’s Day.  On holidays in which the Custodian is closed, transactions will be processed on the following business day.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed.

Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the Exchange Privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Fund upon 60-days’ prior notice to shareholders.

Redemptions in Kind

The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share

The portfolio securities of the Fund are generally valued at the last reported sale price. In the case of the futures contracts held by the Fund, the valuation is determined using the settle price provided by either the Chicago Mercantile Exchange or the ICE, depending on the exchange the contract trades on, typically as of 1:15 p.m., Pacific Time. Securities that have no reported last sale for any day that the Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. Fixed income portfolio securities for which market quotations are readily available are valued at the last available bid. All other securities and assets are valued at their fair value as determined in good faith by Advisor consistent with policies adopted by the Board of Trustees, and such fair value determinations are reviewed and ratified by the Board of Trustees. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

Federal Income Taxes

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters, except where otherwise specifically noted.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise stated. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Fund has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

U.S. federal tax information will be furnished to each shareholder for each calendar year as required by federal law.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. The Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to the Fund even though each is a series of the Trust. Furthermore, the Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets are invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer, (2) the securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a RIC may significantly limit the extent to which the Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains and from certain derivatives to the amount of such income that is directly related to a RIC’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that the Fund qualifies for treatment as a RIC, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a RIC that is accorded special tax treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund intends to distribute substantially all of its investment company taxable income and all of its net capital gains, after offsetting any capital loss carryforwards. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the RIC distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to obtain a refund of the excess, if any, of their allocable share of the tax paid by the Fund on such undistributed amount over the shareholder’s tax liability on such amount. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by the Fund during taxable years beginning after December 22, 2010 may be carried forward indefinitely until they can be used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Fund does not expect to distribute any capital gains offset by carried-forward capital losses. The Fund cannot carry back or carry forward any net operating losses.

A RIC may elect to treat any post-October capital loss (defined as the company’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. If a dividend is declared and payable to the shareholders of record on a date in October, November or December of a year, and paid to shareholders in January of the following year, the dividend generally is deemed to have been paid by the Fund and received by the shareholders on December 31 of the preceding year for U.S. federal income tax purposes.

The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for the Fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and from other long-term capital gains recognized by the Fund and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, in addition to the 3.8% surtax on net investment income, described under “Surtax on Net Investment Income,” below. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and the shareholders.

Distributions of earnings and gains are taxable to shareholders even if such distributions are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Any gain resulting from the sale of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for a 50% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject (in either case) to certain holding period requirements and debt financing limitations.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated generally as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Fund.

Passive Foreign Investment Companies

The Fund may invest in foreign investment entities referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of PFIC shares, the Fund may elect to “mark-to-market” annually its investments in such entities, which would result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, the Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, the Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Under Treasury Regulations finalized in 2019, earnings included in income under a QEF election will be qualifying income for a RIC if such earnings are either (i) distributed in the taxable year in which they are earned; or (ii) derived with respect to a RICs business of investing in stocks, securities, or currencies. In order to make a QEF election, a Fund must obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

Controlled Foreign Corporations

The Fund also may invest in entities referred to as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value (“U.S. shareholders”). If the Fund is a U.S. shareholder with respect to a CFC, the Fund will generally be required to annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) global intangible low-tax income (“GILTI”), both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Under Treasury Regulations, amounts included in gross income by a Fund as subpart F income of a CFC will be qualifying income for the Fund under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that GILTI inclusions will be treated in the same manner for purposes of Code Section 851(b) as subpart F inclusions, except as may be provided in future Treasury Regulations.

Non-U.S. Taxes

Funds that invest in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consist of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons (including U.S. corporations) to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund would also be subject to certain limitations imposed by the Code.

If the Fund qualifies as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above-described 50% requirement. For this purpose, the term “qualified funds of funds” means a RIC if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other RICs.

The Fund makes no assurances as to either the availability of any election discussed in this section or its willingness to make any such election.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S. currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a RIC, which may have the effect of accelerating taxable distributions to shareholders of such Fund.

Financial Products

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of the Fund’s investments, such as certain option transactions and certain futures transactions may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and the resulting gain or loss is treated on the 60/40 basis described above).

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by such Fund which is taxed as ordinary income when distributed to shareholders. Certain income tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund, or a Subsidiary, may invest are not clear in various respects. As a result, the IRS could challenge such Fund’s methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of such Fund as a RIC.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of the Fund’s hedging activities including its transactions in options, and certain futures contracts may result in a difference between a Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a RIC, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

The Fund’s investment in debt obligations issued or purchased at a discount and certain other obligations may require the Fund to accrue and distribute income not yet received (and which may never be received). In addition, payment-in-kind debt obligations will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

The Tax Cuts and Jobs Act enacted on December 22, 2017 (the “2017 Tax Act”) requires accrual method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both market discount and original issue discount may be recognized over the expected or contractual life of the instrument. Proposed Treasury Regulations issued in 2019, which would be effective for taxable years beginning after they are published in final form, would provide that this provision of the 2017 Tax Act will not be applied to amounts determined under the market discount or original issue discount rules. Even though they have not been finalized, Taxpayers may rely upon these Proposed Treasury Regulations for taxable years beginning after December 31, 2017, provided that all the related rules of the Proposed Treasury Regulations are consistently applied.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of, or in default, present special tax issues for the Fund. The application of the tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the tax treatment of these investments (e.g., such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if the Fund invests in such securities in order to increase the likelihood that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

If the Fund were to invest in REITs, its REIT equity securities could result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders.  Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under Code Section 199A, introduced by the 2017 Tax Act, a deduction of up to 20% is available for taxpayers other than corporations for qualified business income from certain pass-through businesses, including “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gains dividends and REIT dividends designated as qualified dividend income) from issuers that qualify as REITs for U.S. tax purposes. Pending the release of final regulations, taxpayers may rely on proposed regulations that allow a RIC to pay and report “section 199A dividends” to its shareholders with respect to the RIC’s qualified REIT dividends.  Under these proposed regulations, the amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.  A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  A shareholder may include 20% of the shareholder's “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A generally allows a taxpayer (other than a corporation) a deduction for a taxable year equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”) or who has under-reported dividend or interest income, and to any shareholder that fails to certify to the Fund that it is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not under-reported dividend or interest income may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agents) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012 (“covered shares”), and subsequently redeemed, exchanged or otherwise sold. The Fund must also indicate to the IRS whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once the Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The Fund is required to report the gross proceeds from the sale of all fund shares acquired before January 1, 2012 (whether they are covered or not).

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer and on the undistributed net investment income of certain estates and trusts, to the extent that such taxpayer’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes dividend income and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans and investments by tax-exempt organizations. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax (or to qualify for a reduced rate of withholding provided by a treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

The 2017 Tax Act

The 2017 Tax Act substantially altered the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Several specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect RICs directly but may affect shareholders and may indirectly affect the Fund. Among many other tax changes introduced by the Act, the Act changes marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers.

The 2017 Act also established a deduction for individuals and other non-corporate taxpayers of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships and REITs, but generally excluding RICs. Under proposed regulations, this deduction may be available for shareholders of RICs (including the Fund) for certain qualified dividends that RICs derive from issuers that qualify as REITs for U.S. income tax purposes as discussed above under “FEDERAL INCOME TAXES – Real Estate Investment Trusts.” The IRS is still considering whether to the deduction should be available for shareholders of RICs with respect to income that RICs derive from publicly traded partnerships.

Yield Disclosure and Performance Information

As noted in this SAI, the Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Fund will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Fund to compute or express performance is discussed below.

Average Annual Total Return

Total return for the Fund may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Fund will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) and over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P(1+T)[n] = ERV		where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

Average Annual Total Return (after taxes on distributions):

The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P(1+T)[n] = ATVD		where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)

The Fund computes its average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P(1+T)[n] = ATVDR		where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Distribution Rate

The Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of the Fund's distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from the Fund's yield because it may include capital gains and other items of income not reflected in the Fund's yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund's yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

Although the Fund is offering only its own shares by this joint Statement of Additional Information and joint Prospectus, it is possible that the Fund might become liable for any misstatements in this Statement of Additional Information or in the Prospectus. The Board of Trustees of the Trust has considered this possibility in approving the use of a joint Prospectus and Statement of Additional Information.

Financial Statements

The audited financial statements for the fiscal year ended September 30, 2019 for the Predecessor Fund as contained in the combined Annual Report to Shareholders for the fiscal year ended September 30, 2019 (the "Report"), are incorporated herein by reference to the Report which has been filed with the SEC. Any person not receiving the Report with this Statement should call or write the Fund to obtain a free copy.

Appendix

Description Securities Ratings

A debt obligation rating by Moody’s, Fitch, or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Fund’s Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch and S&P.

Ratings by Moody’s (Moody’s Investors Service) (from Moody’s Investors Service, Rating Symbols and Definitions, December 2016).

Global Long-Term Rating Scale. Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Ratings by Fitch (Fitch Ratings) (from Fitch Ratings, Definitions of Ratings and Other Forms of Opinion, March 2017).

Long-Term Ratings Scales – Issuer Credit Rating Scales.

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity's relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind seems probable.
C	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent .

RD	Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced: an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D	Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Ratings of Structured, Project & Public Finance Obligations – Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D	Default. Indicates a default. Default generally is defined as one of the following:
a.	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation; b.
b.	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or c.
c.	The distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults. "Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Writedowns. Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible "writedown" of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where the agency believes the "writedown" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "writedown" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "writedown" later be deemed as irreversible, the credit rating will be lowered to 'D'.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Ratings by S&P (Standard & Poor’s Ratings Group) (from Standard & Poor’s Ratings Definitions, August 2016)

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation and the promise Standard & Poor’s imputes; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

PROSPECTUS

ICON U.S. DIVERSIFIED FUNDS

April 29, 2020

	INVESTOR CLASS	INSTITUTIONAL CLASS
ICON EQUITY INCOME FUND	IEQAX	IOEZX
ICON FLEXIBLE BOND FUND	IPCAX	ICARX
ICON EQUITY FUND	ISTAX	IOLZX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense. The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (“FDIC”). Some funds or classes in this Prospectus may not be available in your state. Please check with your advisor to determine those funds and share classes available for sale in your state. The information contained in this Prospectus relates to all classes of shares of the Funds unless otherwise noted.

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.sheltoncap.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-955-9988 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at 1-800-764-0442.

1 (800) 764-0442 • www.iconfunds.com

Fund Summaries	3
ICON Equity Income Fund	3
ICON Flexible Bond Fund	7
ICON Equity Fund	10
More About Fund Summaries	12
More About Investment Strategies and Risks	13
The Funds’ Investment Manager	19
Summary of Other Important Information About Fund Shares	22

2

Fund Summaries

ICON Equity Income Fund

Investment Objective/Goals

Seeks modest capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Sales and Redemption charges	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.24%	0.24%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	1.09%	1.34%
Expense Reimbursement	0.00%	0.00%
Net Annual Fund Operating Expenses After Expense Reimbursement	1.09%	1.34%

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.99% and 1.24% for Institutional Class and Investor Class shares, respectively, until May 20, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$111	$347	$601	$1,329
Investor Class	$136	$425	$734	$1,613

Assuming shareholder approval, the ICON Equity Income Fund of SCM Trust will be the successor fund to two funds of ICON Funds trust, the ICON Equity Income Fund and the ICON Risk-Managed Balanced Fund (the “Predecessor Funds”). The Predecessor Funds will be reorganized into a new series of SCM Trust as the ICON Equity Income Fund (the “Successor Fund”) on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Equity Income Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Equity Income Fund.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the predecessor ICON Equity Income Fund’s portfolio turnover rate was 117% of the average value of its whole portfolio.

3

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON Advisers, Inc. (“ICON”) the Fund’s investment sub-advisor believes are underpriced relative to value. It seeks modest capital appreciation and income by normally investing no less than 25%, and up to 75%, of the market value of its assets, plus any borrowings for investment purposes, in debt securities traded in U.S. markets. To maintain a balance in debt and equity, the Fund will correspondingly invest no less than 25% and no more than 75% in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. To manage the risk of holding equity securities, the Fund may write call options or purchase put options on securities or securities indexes. The Fund may also purchase exchange traded funds and other derivatives. The Fund may invest up to 10% of its net assets in non-investment grade U.S. dollar denominated bonds. Non-investment grade means that both S&P and Moodys have rated the bonds non-investment grade.

ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

ICON believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. In general, the Fund will sell securities in industries ICON believes are overpriced and buy securities in industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. We believe ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers. The Fund may also invest in U.S. government agencies or government sponsored enterprises and investment-grade securities, although the Fund may invest up to 25% of its total assets in securities with a lower rating by both S&P and Moodys.

The Fund will not change its principal investment strategy without providing shareholders at least 60 days notice.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry.

The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Investment in Other Investment Companies Risk. The Fund may invest in other investment companies. As with other investments, investments in other investment companies, including closed-end funds (which include business development companies (“BDCs”), unit investment trusts, open-end investment companies, and exchange traded funds, are subject to many of the same risks as investing directly in the underlying instruments, including market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (including management and advisory fees). If the Fund acquires shares of one or more underlying funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees attributable to those assets of the Fund invested in the underlying funds) and, indirectly, the expenses of the underlying funds (including management and advisory fees). Further, the closed-end fund market is inefficient. Many closed-end funds (“CEFs”), including many in which the Fund invests, are small or micro-cap securities. There is little independent research published on CEFs and limited availability of data makes research difficult and time consuming. CEFs may trade unpredictably. The underlying assets may be unknown and their value not readily determinable. The Fund often purchases CEFs believing they are trading at a discount to NAV, and an ongoing corporate action will cause the discount to narrow or disappear. With little independent analysis of the CEFs’ individual assets, the Fund essentially makes a value based arbitrage strategy. The Fund will look to events like pending or proposed tender offers, liquidations, take-over plays etc. If the event is not preceded by an official announcement — and is, instead, “pending” or “anticipated” — this strategy can be very risky. If the event is announced, there is still the possibility that it will not happen. In sum, investing in CEFs in general, and CEF arbitrage plays in particular carry unique and arguably heightened risks.

4

Credit Risk. The Fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a fixed income security can cause a security’s price to fall, potentially affecting the Fund’s share price. Furthermore, the Fund invests primarily in corporate bonds, which are not guaranteed by the U.S. government. If the corporate issuer or guarantor of a debt security is unable or unwilling to honor its obligations, the government will not intervene if the issuer defaults and the Fund will lose its investment in the issue.

Changes in Debt Ratings. If a rating agency gives a convertible security a lower rating, the value of the security may decline because investors will demand a higher rate of return.

Bond Risk. Bond prices tend to move inversely with changes in interest rates. Bonds with longer maturities are more sensitive to changes in interest rates. Slower payoffs effectively increase duration, also heightening interest rate risk. The Fund could lose money if the issuer of the bonds is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal or interest, or a decline in the perception in the credit quality of a bond could affect bond prices. If a credit rating agency gives a debt security a lower rating, the value or liquidity of the bond may be adversely affected. Bonds, unlike equities listed on a national securities exchange, have less liquidity and the Fund may not be able to sell the bonds when it wants to sell, or if it can, it may need to sell at greatly reduced prices because of the lack of demand.

High Yield Risk. The Fund may invest 10% of its net assets in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. High yield securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Options Risk. Investments in options involve certain risks. These risks include:

•	Limited Gains. By selling a call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock or index above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock or index. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock or exposure to the underlying index upon exercise of the option could be substantially below its prevailing market price.

•	Premium Losses. By purchasing a put option for a premium, the Fund secures the right to sell a security to the writer of that option on or before a fixed date at a predetermined price. The Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. The Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

•	Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•	Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund may generally hold the stocks or exposure to the index underlying the option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities. This risk is less likely to be prevalent on options that are written on an index.

5

Tax Consequences. The sale of call options generates premiums. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times. The Fund intends to make quarterly distributions of income (versus capital gains), if any.

Portfolio Turnover Risk. Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Interest Rate Risk. Prices of convertible securities tend to move inversely with changes in interest rates. For example, when interest rates rise, prices of convertible securities generally fall. Securities with longer maturities tend to be more sensitive to changes in interest rates. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed-rate corporate bond.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Manager: Donovan J. (Jerry) Paul, Brian Callahan, and Scott Callahan have served as the Co-Portfolio Managers of the Fund since its inception on April 29, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ICON Flexible Bond Fund

Investment Objective/Goals

Seeks maximum total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Sales and Redemption charges	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses[1]	0.17%	0.17%
Total Annual Fund Operating Expenses[1]	0.97%	1.22%
Expense Reimbursement	(0.04)%	(0.04)%
Net Annual Fund Operating Expenses After Expense Reimbursement[1]	0.93%	1.18%

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.75% and 1.00% for Institutional Class and Investor Class shares, respectively, until May 20, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

[1]

Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses After Expense Reimbursement differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$95	$305	$532	$1,186
Investor Class	$120	$383	$666	$1,474

Assuming shareholder approval, the ICON Flexible Bond Fund of SCM Trust will be the successor fund to the ICON Flexible Income Fund of ICON Funds trust (the “Predecessor Fund”). The Predecessor Fund will be reorganized into a new series of SCM Trust as the ICON Flexible Bond Fund on or about May 22, 2020. All historic performance and financial information presented is that of the Predecessor Fund, which was the accounting and performance survivor of the reorganization. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Fund.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 144% of the average value of the portfolio.

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Principal Investment Strategies

The Fund uses a valuation methodology to identify securities ICON Advisors, Inc. ("ICON"), the Fund’s investment sub-advisor, believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of U.S. dollar-denominated fixed income products. These include corporate bonds, notes and debentures, and closed-end funds that invest at least 80% of their assets in fixed income securities, as well as U.S. government and agency securities. This strategy may not be changed unless Fund shareholders are given at least 60 days prior notice. The Fund generally invests in investment-grade securities, although the Fund may invest up to 35% of its assets in securities with a lower rating by both S&P and Moodys. There is no limit on the Fund’s average maturity or on the maturity of any individual issues in the Fund.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

High Yield Risk. The Fund may invest up to 35% of the Fund’s total assets in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investment in less liquid securities may reduce the Fund’s returns because it may be unable to sell the less liquid security at an advantageous time or price.

Portfolio Turnover Risk. Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Credit Risk. The Fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a fixed income security can cause a security’s price to fall, potentially affecting the Fund’s share price. Furthermore, the Fund invests primarily in corporate bonds, which are not guaranteed by the U.S. government. If the corporate issuer or guarantor of a debt security is unable or unwilling to honor its obligations, the government will not intervene if the issuer defaults and the Fund will lose its investment in the issue.

Bond Risk. Bond prices tend to move inversely with changes in interest rates. Bonds with longer maturities are more sensitive to changes in interest rates. Slower payoffs effectively increase duration, also heightening interest rate risk. The Fund could lose money if the issuer of the bonds is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal or interest, or a decline in the perception in the credit quality of a bond could affect bond prices. If a credit rating agency gives a debt security a lower rating, the value or liquidity of the bond may be adversely affected. Bonds, unlike equities listed on a national securities exchange, have less liquidity and the Fund may not be able to sell the bonds when it wants to sell, or if it can, it may need to sell at greatly reduced prices because of the lack of demand.

Interest Rate Risk. Bond prices tend to move inversely with changes in interest rates. For example, when interest rates rise, bond prices generally fall. Securities with longer maturities are more sensitive to changes in interest rates. Performance could also be affected if unexpected interest rate trends cause the Fund’s mortgage or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase maturity, also heightening interest rate risk. When interest rates fall, many mortgages are refinanced and mortgage-backed securities may be repaid early. As a result, the Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

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Investment in Other Investment Companies Risk. The Funds may invest in other investment companies. As with other investments, investments in other investment companies, including closed-end funds (which include business development companies (BDCs), unit investment trusts, open-end investment companies, and exchange traded funds, are subject to many of the same risks as investing directly in the underlying instruments, including market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (including management and advisory fees). If the Fund acquires shares of one or more underlying funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees attributable to those assets of the Fund invested in the underlying funds) and, indirectly, the expenses of the underlying funds (including management and advisory fees). Further, the closed-end fund market is inefficient. Many closed-end funds (CEFs), including many in which the Fund invests, are small or micro-cap securities. There is little independent research published on CEFs and limited availability of data makes research difficult and time consuming. CEFs may trade unpredictably. The underlying assets may be unknown and their value not readily determinable. The Fund often purchases CEFs believing they are trading at a discount to NAV, and an ongoing corporate action will cause the discount to narrow or disappear. With little independent analysis of the CEFs’ individual assets, the Fund essentially makes a value based arbitrage strategy. The Fund will look to events like pending or proposed tender offers, liquidations, take-over plays etc. If the event is not preceded by an official announcement — and is, instead, “pending” or “anticipated” — this strategy can be very risky. If the event is announced, there is still the possibility that it will not happen. In sum, investing in CEFs in general, and CEF arbitrage plays in particular carry unique and arguably heightened risks.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Managers: Donovan J. (Jerry) Paul is the Portfolio Manager of the Fund. Mr. Paul has managed the Fund since its inception on April 29, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ICON Equity Fund

Investment Objective/Goals

Seeks capital appreciation, with a secondary objective of capital preservation to provide long-term growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Sales and Redemption charges	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.24%	0.24%
Acquired funds fees and expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.00%	1.25%
Expense Reimbursement	0.00%	0.00%
Net Annual Fund Operating Expenses After Expense Reimbursement	1.00%	1.25%

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.25% and 1.50% for Institutional Class and Investor Class shares, respectively, until May 20, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$102	$318	$552	$1,225
Investor Class	$127	$397	$686	$1,511

Assuming shareholder approval, the ICON Equity Fund of SCM Trust will be the successor fund to three funds of ICON Funds trust, the ICON Fund, the ICON Long/Short Fund, and the ICON Opportunities Fund (the “Predecessor Funds”). The Predecessor Funds will be reorganized into a new series of SCM Trust as the ICON Equity Fund on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Long/Short Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Long/Short Fund.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the predecessor ICON Long/Short Fund’s portfolio turnover rate was 31% of the average value of the portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON Advisors, Inc. (“ICON”) the Fund’s investment sub-advisor, believes are underpriced relative to value. Normally the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days prior notice. To manage the risk of holding equity securities, the Fund may write call options or purchase put options on securities or securities indexes.

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ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

ICON believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. The Fund will sell securities in industries ICON believes are overpriced and buy securities in industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. We believe ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

The Fund may short securities and may also purchase exchange traded funds, including leveraged and inversed exchange-traded funds (“ETFs”). Leveraged ETFs seek to deliver multiples of the performance of the index or benchmark they track. Inverse ETFs (also called “short” funds) seek to deliver the opposite of the performance of the index or benchmark they track. Like traditional ETFs, some leveraged and inverse ETFs track broad indices, some are sector-specific, and others are linked to commodities, currencies, or some other benchmark.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry, Focus and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark. Moreover, the Fund generally maintains a portfolio of approximately 30 to 40 securities. Holding a smaller, more concentrated portfolio rather than a larger, more diversified portfolio may likewise cause the Fund to be more volatile and susceptible to political, economic, business and other developments, all of which could adversely affect performance.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Short Sale Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. Because the Fund screens and buys and sells securities using a value based, quantitative methodology, the Fund may be entirely long or entirely short depending on where the Portfolio Manager sees value and reads the market in general.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

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Leveraged and Inverse ETF Risk. Risks associated with investing in inverse and leveraged ETFs include compounding risk, derivative securities risk, correlation risk and leverage. Most leveraged and inverse ETFs “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Their performance over longer periods of time - over weeks or months or years - can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Manager: Dr. Craig Callahan, Founder, Chief Executive Officer and Chairman of the Investment Committee, Brian Callahan, and Scott Callahan have served as co-portfolio managers of the Fund since its inception on April 29, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries. If you purchase the Fund through an employee benefit plan, the Fund, Shelton Capital Management or related entities may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to recommend the Fund over other mutual funds or investments. You should ask your financial intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

More About Fund Summaries

The Funds’ investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described in each “Fund Summaries” section of this Prospectus. Additional information about the Funds’ investment strategies and associated risks are described in the “More About Investment Strategies and Risks” section of this Prospectus.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (where applicable) but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The Funds’ portfolios may differ significantly in holdings and composition from the indexes. You may not invest directly in these indexes.

12

•	The unmanaged Standard & Poor’s Composite 1500 (“S&P Composite 1500”) Index is a broad-based capitalization- weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The unmanaged Barclays Capital U.S. Universal Index (ex-MBS) represents the Barclay Capital U.S. Universal Index without including the CMBS Index and the CMBS High-Yield Index.

More About Investment Strategies and Risks

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Overall Investment Strategy for the ICON Diversified Funds

ICON the Funds’ sub-advisor, uses its methodology to identify stocks, industries and sectors in purchasing equity securities that our methodology suggests are trading below our calculation of intrinsic value.

The ICON valuation methodology is rooted in the fundamentals of finance. Earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields help us calculate our understanding of the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis.

We use these fundamentals to analyze hundreds of companies included in approximately 160 separate sub-industries, that change over time, and eleven basic market sectors as classified by the Standard & Poor’s Global Industry Classification Standard. We compare our valuation of a security to its current market price to arrive at a “value-to- price” ratio for each stock, and in turn, develop a value-to-price ratio for each of the industries. Portfolio Managers then have discretion to choose the individual securities they determine should comprise the portfolio. The value-to-price ratio guides our determination as to whether stocks, sub-industries, industries or sectors are over- or underpriced. As themes in the market change over time, different countries, sub-industries, industries and sectors may become leaders.

For fixed income products, ICON uses various methods to determine value.

In addition to using our methodology to evaluate stocks and industries to categorize each as over- or underpriced relative to the broad market, we may factor in relative strength. In general, relative strength is a measure of the performance of an industry in relation to the performance of the broader market over a period of time.

Multi-Cap Approach

Many investment managers characterize their style as falling into one of nine style boxes: by a company’s market capitalization (small-cap, mid-cap, or large-cap) and by style (either value, blend or growth). The ICON Diversified Funds impose no limits or restrictions on the market capitalization of its investments. The ICON Diversified Funds have the freedom to invest in small-, mid-, and large-size companies because we believe stocks migrate through the grid over time.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of the Funds’ portfolio securities is available at www.iconfunds.com and in the Funds’ SAI.

Other Portfolio Investments and Strategies

ADRs and GDRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts (“GDRs”). GDRs are very similar to ADRs except they may be issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank.

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The shares trade as domestic shares, but are offered for sale globally. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs and GDRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR or GDR. ADRs are not considered foreign securities for purposes of the 20% limit stated above under foreign securities. GDRs may or may not be considered foreign securities for purposes of the 20% limitation stated above under foreign securities.

Fixed-Income Securities. While the Funds (other than the ICON Flexible Bond Fund) generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

Convertible Securities. Convertible securities are bonds, preferred stocks and other securities that may pay interest or dividends and are convertible into common stock or their equivalent value at maturity. These securities have the potential to offer both current income and capital appreciation. To pursue current income, the Fund may buy convertible debt instruments that typically entitle the Fund to receive regular interest payments. Preferred stock may entitle the Fund to receive regular dividend payments. Convertible securities may also appreciate in value because, if the underlying common stock increases in value, the holder of the convertible security can exchange it for common stock and benefit from the appreciation in the stock’s value.

Credit Ratings. Many convertible securities are assigned credit ratings by agencies such as S&P or Moody’s that evaluate the quality of these securities. Securities with a credit rating of BBB, Baa or higher are generally considered investment grade. Lower rated securities, often called “high yield” securities, are rated BB or Ba or lower at the time of purchase or the unrated equivalent as determined by ICON. Because their issuers may be at an early stage of development or have been unable to repay past debts, these lower rated securities typically must offer higher yields than investment-grade securities to compensate investors for greater credit risk.

Securities That Are Not Readily Marketable. Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. Moreover, a security that is liquid one day may be illiquid on another day. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Funds acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees, which may in turn decrease performance.

Derivatives. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, forward contracts, purchasing and/or writing (selling) put and call options on securities and securities indexes, inverse exchange traded funds, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments. Although hedging strategies involving derivative instruments may reduce the risk of loss, they may also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other fund investments. Derivatives can be complex instruments and may be difficult to value properly. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

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Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

More About Risk

The Funds are mutual funds — pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they do not offer guaranteed results. As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in a Fund.

An investment in the Funds is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Funds’ investments are subject to changes in their value from a number of factors, including:

Market Risk. The Funds’ overall risk level will depend on the market sectors in which the Fund is invested and the current interest rates, liquidity conditions, and credit quality of such sectors. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Foreign Investment Risk. Up to 20% of the Funds’ net assets may be invested in foreign securities. Investment in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Active Management Risk. The Funds are subject to the risk that the investment adviser’s or portfolio manager’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the securities selected and strategies employed by the Funds fail to produce the intended results, the Funds could underperform other funds with similar objectives and investment strategies.

Government Agency Securities Risk. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“Ginnie Mae”) is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

Call Risk. Some debt securities allow the issuer to repay the obligation early; these are referred to as “callable securities.” Issuers will often repay the obligation underlying a callable security when interest rates are low. To the extent that a Fund holds callable securities and the issuer repays the securities early, the Fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which will likely be lower than those paid by the callable security that was paid off.

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Options Risk. Investments in options involve certain risks. These risks include:

•	Limited Gains. By selling a call option, a Fund may forego the opportunity to benefit from an increase in price of the underlying stock or index above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock or index. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock or exposure to the underlying index upon exercise of the option could be substantially below its prevailing market price.

•	Premium Losses. By purchasing a put option for a premium, the Fund secures the right to sell a security to the writer of that option on or before a fixed date at a predetermined price. The Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. The Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

•	Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•	Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund may generally hold the stocks or exposure to the index underlying the option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities. This risk is less likely to be prevalent on options that are written on an index.

Leveraged and Inverse ETF Risk. Risks associated with investing in inverse and leveraged ETFs include compounding risk, derivatives securities risk, correlation risk and leverage risk.

•	Compounding Risk — To the extent the ETF has a single day or other short term investment objective, the ETF’s performance for any other period is the result of its return for each day (or other short term period) compounded over the period. This may differ in amount, and possibly even direction, from the daily return of the ETFs benchmark index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase.

•	Derivatives Securities Risk — Leveraged and Inverse ETFS may use various types of derivatives, investing in derivatives may be considered aggressive and may expose the Fund’s ETF investment to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. These ETFs may use a combination of swaps on an index and swaps on an ETF that is designed to track the performance of an Index. The performance of an ETF may not track the performance of an index due to embedded costs and other factors. Thus, to the extent an inverse or leveraged ETF invests in swaps that use an ETF as the reference asset, the inverse or leveraged ETF may be subject to greater correlation risk and may not achieve as high a degree of correlation with the index as it would if it only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the index has a dramatic intraday move that causes a material decline in the inverse or leveraged ETF’s net assets, the terms of a swap agreement between the inverse or leveraged ETF and its counterparty may permit the counterparty to immediately close out the transaction with the inverse or leveraged ETF. In that event, the inverse or leveraged ETF may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the inverse or leveraged ETF’s investment objective. This, in turn, may prevent the inverse or leveraged ETF from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the inverse or leveraged ETF may change quickly and without warning.

•	Correlation Risk — A number of factors may affect an inverse ETF’s ability to achieve a high degree of inverse correlation with its index. Failure to achieve a high degree of inverse correlation may prevent the inverse ETF from achieving its investment objective, and the percentage change of the inverse ETF's net asset value (“NAV”) each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse of the percentage change of the index on such day.

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•	Leverage Risk — A leveraged ETF may obtain investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar investment that does not employ such leverage. The use of such leverage increases the risk of a total loss of the Fund’s investment. In addition, the use of leverage may increase the volatility of the inverse or leveraged ETF and magnify any differences between the performance of the inverse or leveraged ETF and its underlying Index or benchmark.

Portfolio Turnover Risk. Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance. If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Company Risk. The stocks in the Funds’ portfolios may not perform as expected. Factors that can negatively affect a particular stock’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Risk of Fixed-Income Investments. The Funds’ investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk. When interest rates change, the value of a Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors may demand a higher rate of return.

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Investment in Other Investment Companies Risk. The Funds may invest in other investment companies. As with other investments, investments in other investment companies, including closed-end funds (which include business development companies (BDCs)), unit investment trusts, open-end investment companies, and exchange traded funds, are subject to many of the same risks as investing directly in the underlying instruments, including market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (including management and advisory fees). If the Fund acquires shares of one or more underlying funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees attributable to those assets of the Fund invested in the underlying funds) and, indirectly, the expenses of the underlying funds (including management and advisory fees). Further, the closed-end fund market is inefficient. Many closed-end funds (CEFs), including many in which the Fund invests, are small or micro-cap securities. There is little independent research published on CEFs and limited availability of data makes research difficult and time consuming. CEFs may trade unpredictably. The underlying assets may be unknown and their value not readily determinable. The Fund often purchases CEFs believing they are trading at a discount to NAV, and an ongoing corporate action will cause the discount to narrow or disappear. With little independent analysis of the CEFs’ individual assets, the Fund essentially makes a value based arbitrage strategy. The Fund will look to events like pending or proposed tender offers, liquidations, take-over plays etc. If the event is not preceded by an official announcement— and is, instead, “pending” or “anticipated” — this strategy can be very risky. If the event is announced, there is still the possibility that it will not happen. In sum, investing in CEFs in general, and CEF arbitrage plays in particular carry unique and arguably heightened risks.

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Interest Rate Risk. Bond prices tend to move inversely with changes in interest rates. For example, when interest rates rise, bond prices generally fall. Securities with longer maturities are more sensitive to changes in interest rates. Performance could also be affected if unexpected interest rate trends cause the Fund’s mortgage or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase maturity, also heightening interest rate risk. When interest rates fall, many mortgages are refinanced and mortgage-backed securities may be repaid early. As a result, the Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Small and Mid-Size Company Risk. Small or mid-size companies may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Credit Risk. A Fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a fixed income security can cause a security’s price to fall, potentially affecting the Fund’s share price. Furthermore, corporate bonds are not guaranteed by the U.S. government. If the corporate issuer or guarantor of a debt security is unable or unwilling to honor its obligations, the government will not intervene if the issuer defaults and the Fund will lose its investment in the issue.

Bond Risk. Bond prices tend to move inversely with changes in interest rates. Bonds with longer maturities are more sensitive to changes in interest rates. Slower payoffs effectively increase duration, also heightening interest rate risk. The Fund could lose money if the issuer of the bonds is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal or interest, or a decline in the perception in the credit quality of a bond could affect bond prices. If a credit rating agency gives a debt security a lower rating, the value or liquidity of the bond may be adversely affected. Bonds, unlike equities listed on a national securities exchange, have less liquidity and the Fund may not be able to sell the bonds when it wants to sell, or if it can, it may need to sell at greatly reduced prices because of the lack of demand.

High Yield Risk. High yield securities (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. High yield securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its investment in the issue.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investment in less liquid securities may reduce the Fund’s returns because it may be unable to sell the less liquid security at an advantageous time or price.

Short Sale Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. Because the Fund screens and buys and sells securities using a value based, quantitative methodology, the Fund may be entirely long or entirely short depending on where the Portfolio Manager sees value and reads the market in general.

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ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Leveraged and Inverse ETF Risk. Risks associated with investing in inverse and leveraged ETFs include compounding risk, derivative securities risk, correlation risk and leverage. Most leveraged and inverse ETFs “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Their performance over longer periods of time - over weeks or months or years - can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Cyber Security Risk. Failures or breaches of the electronic systems of a Fund, the Fund’s adviser, distributor, and other service providers (including, without limitation, its custodian or transfer agent), or the issuers of securities in which the Fund invests have the ability to disrupt and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to (i) the Funds’ inability to calculate its net asset value, (ii) the Funds’ inability to process transactions on behalf of its shareholders, and (iii) the inability of the Funds’ service providers to safeguard the personal information of the Funds’ shareholders. While the Fund has established risk management systems designed to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, other relevant third parties or issuers of securities in which the Fund invests.

The Funds’ Investment Manager

Fund Organization and Management

SCM Trust, a Massachusetts business trust (the “Trust”), is a family of 12 no-load mutual funds, three of which are described in this combined prospectus. The Board of Trustees, consisting of four individuals, has primary responsibility for the oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with Shelton Capital Management and other service providers to provide necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor the SAI, any documents filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Board of Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents, or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret or amend the investment objective(s), policies, restrictions, and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

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The investment advisor for the Funds is Shelton Capital Management, 1875 Lawrence Street, Suite 300 Denver, CO 80202-1805. Shelton manages over $2.2 billion of assets as of December 31, 2019. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Funds and handling the administrative requirements of the Funds.

As compensation for managing the portfolios, Shelton Capital Management receives an investment management fee from each Fund. A discussion regarding the basis for the Board of Trustee’s approval of the investment advisory contract of the Funds will be available in the Fund’s semi-annual report to shareholders for the period ending June 30.

The ICON Equity Income Fund pays Shelton Capital Management an annual investment advisory fee equal to 0.75% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.99% and 1.24% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

The ICON Flexible Bond Fund pays Shelton Capital Management an annual investment advisory fee equal to 0.60% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.75% and 1.00% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

The ICON Equity Fund pays Shelton Capital Management an annual investment advisory fee equal to 0.75% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.25% and 1.50% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

ICON serves as investment sub-adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2019, ICON Advisers had $1.4 billion in total assets under management. Shelton Capital Management compensates ICON for its services as sub-adviser in respect of each Fund out of Shelton Capital Management’s investment management fees from the Fund. ICON receives a sub-advisory fee from Shelton Capital Management of 62% of the effective investment management fee, adjusted for any reimbursements due to agreed expense limitations.

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The Funds are managed using ICON’s valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON’s Investment Committee since 1991 and served as ICON’s Chief Investment Officer until January 2005.

Portfolio Managers

The Portfolio Manager(s) for each Fund are:

Fund	Portfolio Manager	Tenure*
ICON Equity Income Fund	Brian Callahan	Since inception
	Scott Callahan	Since inception
	Jerry Paul	Since inception
ICON Flexible Bond Fund	Jerry Paul	Since inception
ICON Equity Fund	Craig Callahan	Since inception
	Brian Callahan	Since inception
	Scott Callahan	Since inception

Brian Callahan Joined ICON in 2003 as a Research Analyst. In 2005 he left ICON to pursue his MBA at the Ohio State University. He graduated with his MBA in 2007 and rejoined ICON in 2008 as a Portfolio Manager. From 2008 until January 2011 he managed ICON’s separately managed accounts. From 2011 to 2014 Mr. Callahan was ICON’s Director of Marketing. From 2014 to 2018 Mr. Callahan managed ICON’s strategy based portfolios and tactical allocation portfolios.

Craig Callahan is the company Founder, President and Chairman of the Investment Committee of ICON Advisers, Inc. Dr. Callahan received his doctorate of business administration in finance and statistics from Kent State University in 1979 and a Bachelor of Science degree from Ohio State University in 1973. From 1986 to 2005, he served as ICON’s Chief Investment Officer. He holds the FINRA Series 7, 24, 63, 65, and 66 registrations.

Donovan “Jerry” Paul, CFA, joined ICON in July 2013 as a Portfolio Manager. Mr. Paul is a Senior Vice President of Fixed Income. Before joining ICON he was a senior vice president, director of fixed-income research and portfolio manager of INVESCO Funds Group (1994-2001), founder and managing partner of Quixote Capital Management, LLC, (2002-2009), partner of Essential Investment Partners, LLC, (2009-2011) and Senior Vice President Western Alliance Bancorporation (2012). He holds an MBA from the University of Northern Iowa and BBA from the University of Iowa. He holds the FINRA Series 7 and 63 registrations.

Scott Callahan joined ICON in 2005 as a Research Analyst and was promoted to Assistant Portfolio Manager in January 2006. He left ICON in August 2006 to pursue his MBA, which he received from New York University in 2008. Mr. Callahan became a Portfolio Manager in 2008. Mr. Callahan managed two Sector Funds, Healthcare and Information Technology, from 2009 to 2012 and co-managed those Funds in 2013. Mr. Callahan also co-managed the ICON Opportunities Fund from 2012 to 2013, when he left the firm to pursue a PhD in Finance from Rutgers University. Mr. Callahan rejoined ICON as a Portfolio Manager in January 2018. Mr. Callahan received a bachelor’s degree in Psychology from the University of Colorado.

Investment Committee Members

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund, except the ICON Flexible Bond Fund, is team-managed in that individual Portfolio Managers have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics, the core of the ICON system. However, the day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Portfolio Manager assigned to the relevant sector, country or Fund. The Portfolio Manager assigned to a Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the industries and securities within the sector.

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Other Information

The SAI provides additional information about the Board of Trustees, portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio manager’s ownership of securities of the respectively managed Fund.

Summary of Other Important Information About Fund Shares

How to Buy Shares

You may buy shares directly from the Funds’ distributor, or through third-party distributors, brokerage firms and retirement plans. If you invest through a third-party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through third-party distributors.

The following information is specific to buying directly from the Funds’ distributor.

Opening an Account

You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at 1-800-764-0442.

You will find all the necessary application materials included in the packet accompanying this Prospectus. You may also open an account online by accessing our website at www.sheltoncap.com. Additional paperwork may be required for entity investors, including corporations, associations, and trusts, and for certain fiduciaries. The minimum initial investments and subsequent investments for each Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class Shares
All accounts	$500,000	$2,500
Investor Class Shares
Accounts with Automatic Investment Plan	$500	$500
All other accounts	$1,000	$1,000

The Funds’ distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third-party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us toll-free at 1-800-764-0442.

Distribution (12b-1) Fees

The Funds have adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Investor Class shares of the Funds pay RFS Partners, the Funds’ principal underwriter, a distribution (12b-1) fee. Because distribution (12b-1) fees are paid out of fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a fund and may cost you more than other types of sales charges.

These fees are computed by multiplying 0.25% by the average daily net assets of the Investor Class shares of a Fund.

How to Buy Shares – Initial Purchase

Make your check payable to the name of the Fund in which you are investing and mail it with the application to the transfer agent of the Funds, Ultimus Fund Solutions (“Ultimus” or the “Transfer Agent”), at the address indicated below. Please note the minimum initial investments previously listed.

SCM Trust

C/O Ultimus Fund Solutions

17605 Wright Street

Omaha, NE 68130

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Funds’ offices. The Funds’ office is located at the following address:

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SCM Trust

P.O. Box 87

Denver, CO 80201-0087

You also may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Ultimus Fund Solutions, the Fund’s transfer agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Funds. Your broker can advise you of specific details.

Purchasing by Exchange

You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds, including other mutual funds managed by Shelton Capital Management which are not described in this Prospectus. Please see our website, www.sheltoncap.com, call the number above, or consult your financial adviser or broker for more information. Such exchanges must meet the minimum amounts required for initial or subsequent investments.

When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call 1-800-764-0442 during normal business hours (8:00 a.m. to 5:00 p.m. Mountain Time) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a capital gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good order (as described below), generally at the normally scheduled close of trading on the New York Stock Exchange (“NYSE”), typically 4:00 p.m. Eastern Time.

Wiring Instructions and Use of Checks

For wiring money to your account, you can obtain specific wire instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form as described below. Please note a Fund and Shelton reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Funds’ transfer agent or the Funds.

Purchasing Additional Shares

Make your check payable to the Fund in which you are investing, write your account number on the check, and mail your check with the deposit slip from your most recent statement to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan

Using the Funds’ Automatic Investment Plan, or AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may enroll on our website or by calling the Funds and obtaining a paper form. The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part. The Funds do not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

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How Fund Shares are Priced

The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange , generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. If a Fund’s authorized agent receives your request in good order (as described below) before the time as of which a Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4:00 p.m. Eastern Time), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern Time. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares. For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short-term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon the sale of the securities. If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has appointed Shelton Capital Management to make fair value determinations in accordance with the Funds’ Valuation Policies (“Valuation Policies”), subject to Board oversight.

Shelton Capital Management has established a Pricing Committee. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Payments to Broker-Dealers and other Financial Intermediaries. If you purchase the Fund through an employee benefit plan, the Fund, Shelton Capital Management or related entities may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to recommend the Fund over other mutual funds or investments. You should ask your financial intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

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How to Sell Shares

You may redeem all or a portion of your shares on any business day that the Fund is open for business by mail, telephone or our website (www.sheltoncap.com).You may receive the redemption by wire, electronic funds transfer or check. The sale price of your shares will be the Fund’s next determined net asset value after the Fund’s transfer agent, or an authorized agent or sub-agent receives all required documents in good order as further described below. If you have questions or need assistance, you may call client services for SCM Trust at (800) 955-9988 during normal business hours (generally 8:00 a.m. to 5:00 p.m. Mountain Time).

Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4:00 p.m. Eastern Time) after the Fund’s agent has received your redemption request in good order (as described below). Remember that a Fund may hold redemption proceeds until we are satisfied that we have collected the purchase price for any shares purchased by check. To avoid possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

By Mail

If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction. Additionally, if the check is to be made payable to a third-party or sent to an address other than the address of record, you must obtain a “medallion signature guarantee” on the letter of instruction. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s). The letter of instruction is to be mailed to the Funds’ offices. If you have additional questions, please contact us at 1-800-764-0442. The Funds’ Transfer Agent requires that each individual’s signature(s) appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Exchange

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical account registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern Time.

By Wire

You must have applied for the wire feature on your account. We will notify you when this feature is active, and you may then make wire redemptions by calling us before 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

Online

You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature. If you have recently added banking information or changed your address online, there is a 15-day delay from the date of the change to when the redemption will be sent out.

By Telephone

You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund from which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Funds to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Funds nor the Funds’ agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions maybe recorded.

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Systematic Withdrawal Plan

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at 1-800-764-0442.

Other Redemption Policies

Payment of Redemption Proceeds: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming. Such payments-in -kind might be made, for example, in case of stressed market conditions, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value (and will generally represent pro-rata slices of the portfolio). Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. However, a Fund could be practically limited in its ability to redeem shares in-kind due to logistical or other issues.

Redemption Methods Available: Generally, a Fund expects to pay redemption proceeds in cash. To do so, a Fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. These methods may be used during both normal and stressed market conditions.

Retirement Plan Redemptions: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes. Once your shares are redeemed, the Fund will normally mail you the proceeds on the next business day, but within no later than 7 business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts: If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 due to redemptions. Shelton may elect to close an account that falls below the minimum and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share prices of the Funds will fluctuate, and you may receive more or less than your original investment when you redeem your shares.

Other Important Policies Related to Buying and Selling Shares

Good Order. Good order means that the request includes:

• Fund name and account number;

• Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);

• Signatures of all owners exactly as registered on the account (for written requests);

• Medallion Signature Guarantee, if required (see Medallion Signature Guarantees); and

• Any supporting legal documentation that may be required.

• Clear and actionable instructions to the Fund as applicable

Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an authorized signatory as indicated by the account records.

Medallion Signature Guarantees. You will need to have your signature Medallion guaranteed in certain situations, including but not limited to:

• Sending redemption proceeds to any person, address, or bank account not on record; and

• Transferring redemption proceeds to a SCM Trust account with a different registration (name/ownership) from yours; and

• Changes to account ownership, signature authority or registration.

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A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Keep in mind the following important policies:

• A Fund may take up to 7 business days to pay redemption proceeds.

• If your shares were purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.

• Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

• You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.

• If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

• The Funds may refuse any purchase or exchange purchase transaction for any reason.

• Each signature on a request for redemption or account registration change must be medallion signature guaranteed separately.

• All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

THE FUNDS AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

• To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.

• To modify or terminate the exchange privilege on 60 days written notice.

• To refuse any purchase or exchange purchase order.

• To change or waive a Fund’s minimum investment amount.

• To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.

• To withdraw or suspend any part of the offering made by this Prospectus.

• To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans

We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees. 403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Funds reserve the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void the checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports

Shareholders of the Funds will receive statements at least quarterly and after every transaction (other than AIP transactions) that affects their share balance and/or account registration. Shareholders receiving paper statements may be required to pay an account fee of $25. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services. Special services would include a request for a historical transcript of an account. You may be required to pay a separate fee for these special services. As an alternative to requesting special services, you can establish an online account. Once the online account is established, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

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Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Funds at 1-800-764-0442. If you would like to elect out of household-based mailings or to receive a complimentary copy of the current SAI, annual or semi-annual report, please call Shelton or write to the Secretary of the Funds at 1875 Lawrence Street, Suite 300 Denver, CO 80202.

Electronic Delivery of Documents

You may sign up for electronic statements online or by calling shareholder services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

Financial Intermediaries

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Funds, Shelton Capital Management, Ultimus Fund Solutions, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any financial intermediary to carry out its obligations to its customers. Shelton Capital Management, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to financial intermediaries for the inclusion of the Funds on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Risks of Frequent Trading in Fund Shares

The Funds are intended for long-term investment purposes and not for market timing or excessive short-term trading. Frequent trading of significant portions of a Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

• Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or

• Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and

• Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent any fund significantly invests in illiquid or restricted securities, such as high-yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

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Procedures to Limit Short-Term Trading in Fund Shares

The Funds have adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Funds generally define a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Funds. The Funds seek to eliminate such purchases and have taken steps that it believes to be reasonable to discourage such activity. The Board has adopted policies and procedures with respect to the Funds that seek to identify frequent trading by monitoring purchase and redemption activities in each Fund over certain periodic intervals and above certain dollar thresholds. The policies include communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Funds make efforts to identify and restrict frequent trading that could impact the management of a Fund, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of a Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund has certain rights listed and detailed later in this prospectus.

The application of the Funds’ excessive trading policies involves judgments that are inherently subjective and involve some selectivity in their application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with your taxpayer identification number and other information the Fund considers appropriate to assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures to ensure that the information supplied by you is correct. These procedures may incorporate comparing the information provided to fraud databases or requesting additional information or documentation from you. Your information will be handled by us as discussed in our privacy statement below.

Disclosure of Portfolio Holdings

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

Shareholders will receive portfolio holdings information via annual and semi-annual reports, which will be mailed to shareholders and posted on the Funds’ website. Portfolio holdings will be made available by Ultimus Fund Solutions, the Trust’s service provider, ten business day after month-end by releasing the information to ratings agencies. A more complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Dividends and Federal Income Taxes

Dividends

Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds. As a shareholder, you are entitled to your share of the dividends your Fund earns.

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The ICON Equity Fund intends to distribute all or a portion of net investment income and net capital gains, if any, on an annual basis generally each December. The ICON Equity Income Fund intends to distribute all or a portion of net investment income, if any, at least quarterly every March, June, September, and December, and to distribute all or a portion of net capital gains, if any, generally each December. The ICON Flexible Bond Fund intends to distribute all or a portion of net investment income on a monthly basis and to distribute all or a portion of net capital gains, if any, generally each December. From time to time, the Funds may make additional distributions.

For quarterly distributions, shareholders of record on the second to last business day of the quarter will receive the dividends. For annual distributions, shareholders of record on the second to last business day of the month will receive the dividends. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year. After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Federal Income Taxes

This discussion only addresses the U.S. federal income tax consequences of an investment in a Fund for U.S. persons and does not address any foreign tax consequences or, except where specifically noted, any state or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)       U.S. citizens or residents;

(ii)      U.S. corporations;

(iii)     an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)     a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or through foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in a Fund, investors should see the SAI under “FEDERAL INCOME TAXES-Taxation of the Funds.”

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”) necessary to qualify for treatment as a “regulated investment company” (“RIC”) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. The following discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy such distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of a Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to shareholders as long-term capital gains.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions from a Fund may be “qualified dividend income;’ which will be taxed to individuals and other non-corporate shareholders at favorable rates so long as certain holding period and other requirements are met. Corporate shareholders may be able to take a 50% dividends-received deduction for a portion of the dividends they receive from a Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject to certain holding period requirements and debt financing limitations.

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A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions from exchange-traded funds (“ETFs”) in which the Fund owns investments. A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less. A Fund may realize ordinary income from distributions from exchange traded funds, from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources.

Some of the Funds’ investments, such as certain option transactions, foreign currency contracts, certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts owned by a Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally will be treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses.

A Fund that invests in stock of a real estate investment trust (“REIT”) may be eligible to pay “section 199A dividends” to its shareholders with respect to qualified dividends received by it from its investment in REITs. Dividends that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs for the year reduced by allocable expenses. Section 199A dividends may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends satisfies certain holding period requirements for the shareholder’s Fund shares and satisfies certain other conditions. For more information, see the discussion in the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations – Real Estate Investment Trusts.”

Distributions of a Fund’s earnings are taxable whether a shareholder receives them in cash or reinvests them in additional shares. A dividend or distribution made shortly after a shareholder purchases shares of a Fund will be taxable even though such distribution is in effect a return of capital. An investor can avoid this result by investing after a Fund has paid a dividend.

Sale or Redemption of Fund Shares

A shareholder who sells or redeems shares of a Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the sale or redemption (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares sold or redeemed.

Any capital gain or loss realized upon the sale or redemption of shares of a Fund is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. The deductibility of capital losses is subject to significant limitations. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term loss. For more information, see the SAI under “FEDERAL INCOME TAXES-Sale or Redemption of Shares.”

Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. Persons redeeming shares should consult their own tax advisor with respect to whether the wash sale rules apply and when such a loss might be deductible.

Taxation of Certain Investments

The Funds may, at times, buy debt obligations that are newly issued at a discount from their stated redemption price at maturity. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income as such income accrues over the life of the instrument. Even though payment of that amount may not be received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. The Funds may also buy debt obligations in the secondary market that are treated as having market discount. Generally, gain recognized on the disposition of such an investment is taxed as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income over the term of the investment. A Fund’s investments in certain mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

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A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce a Fund’s yield on those securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations.”

Surtax on Net Investment Income

A 3.8% surtax applies to net investment income of an individual taxpayer, and on the undistributed net investment income of a trust or estate, to the extent that the taxpayer’s gross income (as adjusted) exceeds certain amounts. Net investment income generally includes distributions paid by a Fund (except exempt-interest dividends) and capital gains from the sale or exchange of Fund shares. For information regarding the surtax on net investment income, see the SAI under “FEDERAL INCOME TAXES-Surtax on Net Investment Income.”

Backup Withholding

The Funds are required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to a Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is currently 24%. For more information regarding backup withholding, see the SAI under “FEDERAL INCOME TAXES-Backup Withholding.”

For more information, see the SAI under “FEDERAL INCOME TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

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Notice of Privacy Policy (Rev. 9/18/2019)

FACTS	WHAT DO SHELTON CAPITAL MANAGEMENT AND THE SHELTON FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions

• Account balances and transaction history

• Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO WE SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purpose - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
WHO WE ARE
Who is providing this notice?	Shelton Capital Management
WHAT WE DO
How does Shelton Capital Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Shelton Capital Management collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only

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• sharing for affiliates’ everyday business purposes-information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. [See below for more on your rights under state law.]

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Shelton Capital Management does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Shelton Capital Management does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Use of Email Addresses:

If you have requested information regarding Shelton Capital Management products and services and supplied your email address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following email services:

•	Prospectus and Shareholder Reports- Receive prospectuses and shareholder reports online instead of by U.S. Mail.

•	Paperless Statements- Receive an e-mail with a link to our Website informing you that our investor statements are available online to view, print or download.

•	Tax Form Alerts- Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from Shelton Capital Management emails. We do not sell email addresses to anyone, although we may disclose email addresses to third parties that perform administrative or marketing services for us. We may track receipt of emails to gauge the effectiveness of our communications.

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For Further Information

This Prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. Annual and semi-annual reports are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Predecessor Funds’ performance during their most recent fiscal year. The October 31, 2019 Annual Report of the Predecessor Funds are incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

Statement of Additional Information

The SAI includes more details about each Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus. You may obtain a copy of these documents free of charge by calling the Fund at [(800) 955-9988], by accessing the Fund’s website at www.iconfunds.com, or by emailing the Fund at info@sheltoncap.com. These reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

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You can now sign up for electronic delivery of SCM Trust shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1 (800) 764-0442 • WWW.ICONFUNDS.COM

SCM Trust Investment Company Act file no. 811-05617

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ICON U.S. DIVERSIFIED FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2020

This Statement of Additional Information (“SAI”) relates to the following investment portfolios of SCM Trust (the “Trust”):

	Institutional Class	Investor Class
ICON EQUITY INCOME FUND	IOEZX	IEQAX
ICON FLEXIBLE BOND FUND	ICARX	IPCAX
ICON EQUITY FUND	IOLZX	ISTAX

This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above, dated April 29, 2020, as they may be amended or supplemented from time to time. To obtain a copy of the Trust’s prospectuses, semiannual and annual reports, please call us at 1-800-764-0442, visit www.iconfunds.com or write to SCM Trust, P.O. Box 1920, Denver, CO 80201.

Assuming shareholder approval, the ICON Equity Income Fund of SCM Trust will be the successor fund to two funds of ICON Funds trust, the ICON Equity Income Fund and the ICON Risk-Managed Balanced Fund. The former ICON Funds will be reorganized into a new series of SCM Trust as the ICON Equity Income Fund on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Equity Income Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Equity Income Fund.

Assuming shareholder approval, the ICON Flexible Income Fund of SCM Trust will be the successor fund to ICON Flexible Income Fund of ICON Funds trust. The former ICON Fund will be reorganized into a new series of SCM Trust as the ICON Flexible Income Fund on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Flexible Income Fund, which was the accounting and performance survivor of the reorganization. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Flexible Income Fund.

Assuming shareholder approval, the ICON Equity Fund of SCM Trust will be the successor fund to three funds of ICON Funds trust, the ICON Fund and the ICON Long/Short Fund, and the ICON Opportunities Fund. The former ICON Funds will be reorganized into a new series of SCM Trust as the ICON Equity Income Fund on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Long/Short Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Long/Short Fund.

The predecessor ICON Equity Income Fund, ICON Flexible Income Fund and ICON Long/Short Fund are collectively referred to as the “Predecessor Funds”.

ICON FUNDS	3
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS	3
FUNDAMENTAL INVESTMENT RESTRICTIONS	3
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	4
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	5
PORTFOLIO TURNOVER	5
EQUITY SECURITIES	5
DEBT SECURITIES	6
COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS	9
DERIVATIVE INSTRUMENTS	9
SHORT SALES	14
FOREIGN SECURITIES AND DEPOSITARY RECEIPTS	15
WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES	17
BORROWING/OVERDRAFTS	17
SECURITIES OF OTHER INVESTMENT COMPANIES	17
REPURCHASE AGREEMENTS	18
OTHER INVESTMENTS	18
DISCLOSURE OF PORTFOLIO HOLDINGS	18
TRUSTEES AND OFFICERS	19
BOARD LEADERSHIP STRUCTURE AND STANDING BOARD COMMITTEES	20
AUDIT COMMITTEE	21
RISK OVERSIGHT BY THE BOARD	21
COMPENSATION TABLE	21
CODE OF ETHICS	21
PROXY VOTING POLICIES AND PROCEDURES	21
SHAREHOLDER BENEFICIAL OWNERSHIP	22
INVESTMENT MANAGEMENT AND OTHER SERVICES	22
PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION	23
OTHER SERVICE PROVIDERS	25
CERTAIN POLICIES OF THE FUNDS	25
POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS	25
ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES	27
FEDERAL INCOME TAXES	28
TAXATION OF THE FUNDS	28
EQUALIZATION ACCOUNTING	30
TAXATION OF FUND DISTRIBUTIONS	30
SPECIAL TAX CONSIDERATIONS	31
BACKUP WITHHOLDING	34
COST BASIS REPORTING	34
SURTAX ON NET INVESTMENT INCOME	34
OTHER TAX MATTERS	34
THE 2017 TAX ACT	34
APPENDIX	37
Ratings of Preferred Stock	38
Ratings of Commercial Paper	38

2

ICON FUNDS

This SAI is not the Funds’ prospectus, but provides additional information which should be read in conjunction with the prospectus dated April 29, 2020 (as may be amended) (the “Prospectus”), which is incorporated by reference into this SAI.

The Funds’ Prospectus and most recent Annual Report may be obtained at no charge by visiting [ICON website], or contacting the Funds at the address or telephone number shown above. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectus.

SCM Trust, a Massachusetts business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, known as a mutual fund. The ICON Equity Income Fund, ICON Flexible Bond Fund and ICON Equity Fund are series of the Trust. There are nine other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Funds are each diversified portfolios. This means that, with respect to at least 75% of a Fund’s total assets, a Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund (“Majority”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund’s outstanding voting shares. The investment objective of each Fund is set forth below:

Fund	Investment Objective
ICON Equity Income Fund	Modest capital appreciation and income.
ICON Flexible Bond Fund	Maximum total return.
ICON Equity Fund	Capital appreciation with a secondary objective of capital preservation.

The ICON Equity Income Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without providing the Fund’s shareholders at least 60 days’ advance notice. The ICON Equity Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in domestic equity securities without providing ICON Equity Fund shareholders at least 60 days’ advance notice.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1.	A Fund may not invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.	A Fund may not invest in physical commodities, except that a Fund may purchase and sell options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

3.	A Fund may not invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).

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4.	A Fund may not borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of a Fund’s total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, short sales and reverse repurchase agreements, shall not constitute borrowing.

5.	A Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

6.	A Fund may not act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

7.	A Fund may not issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund’s other investment restrictions may be deemed to give rise to a senior security.

In applying the limitations on investments in any one industry set forth in restriction 1. above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet, Bloomberg L.P., Value Line, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON Advisors, Inc., the Funds’ investment sub-advisor (“ICON”) in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following instructions are non-fundamental and may be changed by the Board of Trustees (the “Board”) at any time without shareholder approval.

1.	A Fund may not, with the exception of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, purchase the securities of any issuer if, as a result, more than 5% of its total assets, with respect to 75% of a Fund, would be invested in the securities of that issuer.

2.	A Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

3.	A Fund may not invest in a company for the purpose of exercising control or management of the company.

4.	A Fund may not purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in short sales, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

5.	A Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

6.	A Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

7.	A Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, and other financial instruments.

In addition, in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

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ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

The prospectus discusses the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

COVID-19

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

PORTFOLIO TURNOVER

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON’s control and because of sector or theme rotations in and out of various Funds by ICON and shareholders.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. In addition, sector or theme rotations in and out of various Funds by ICON and other advisers may increase brokerage costs.

EQUITY SECURITIES

Each Fund may invest in equity securities, including common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Equity securities may be issued by either established, well-capitalized companies or newly formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Preferred Stock. Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and Warrants. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Convertible Securities. The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

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The Funds may purchase investment grade, non investment grade, speculative and highly speculative convertible securities and preferred stocks rated by a nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”). The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

The Funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds’ investment policies.

The Funds’ investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

Debt securities include bonds, notes and, effective March 30, 2018, closed-end funds that invest at least 80% of their assets in fixed income products, in addition to other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody’s and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

The ICON Equity Fund will invest in debt securities only if they are rated investment grade at the time of purchase. The ICON Equity Income Fund and ICON Flexible Bond Fund invest up to 25%, 35%, and 10% respectively, of the total assets in their respective portfolios at the time of purchase in lower-rated debt securities, which are often referred to as “junk bonds” or “high yield” bonds. See Appendix A to this SAI for a description of debt security ratings and investment grade.

Increasing the amount of Fund assets invested in unrated or lower-grade debt securities may increase the yield produced by a Fund’s debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is categorized as non-investment grade or lower. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the ICON Equity Income Fund, and ICON Flexible Bond Fund may invest in debt securities assigned lower grade ratings at the time of purchase, these Funds are not permitted to invest in debt securities that are in default or are categorized below highly speculative or, if unrated, are judged by ICON to be of equivalent quality.

A significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has experienced an increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund’s net asset value. Finally, while ICON attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

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ICON seeks to reduce the overall risks associated with the Funds’ investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

Zero Coupon Bonds. The Funds may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. The market values of zero coupon bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until their maturity or call date, in order for the Fund to maintain its qualification for treatment as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Funds.

Mortgage-Related Securities. The ICON Equity Income Fund, and ICON Flexible Bond Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see “Mortgage Pass-Through Securities”). The ICON Equity Income Fund, and ICON Flexible Bond Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass- through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association (“Ginnie Mae”), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or the Department of Veterans Affairs (“VA”) guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”) that represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.

Collateralized Mortgage Obligations (“CMO”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

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CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment’s average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing prepayments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to Ginnie Mae certificates, although Ginnie Mae guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

A Fund’s investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

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A Fund may also acquire certificates of deposit and bankers’ acceptances. A certificate of deposit is a short-term obligation of a bank. A banker’s acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives – instruments whose value is derived from an underlying security, index or other instrument.

Options on Securities. The ICON Equity Income Fund’s and the ICON Equity Fund’s investment strategies involves the use of options. The ICON Flexible Bond Fund may also purchase and/or write (sell) call and put options on any security in which it may invest.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the “writer” of the option). Options generally have standardized terms, including the exercise price and expiration time. Option contracts are valued at their closing mid-price on the principal exchange on which they are traded. The mid-price is the average of the sum of the closing bid and closing asking prices.

The options bought or sold by a Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the “OCC”), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

Writing (Selling) Options. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.

Purchasing Put Options. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed “strike” price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the “strike” price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

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The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

Purchasing Call Options. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s “strike” price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one “strike” price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Information Related to Options Trading. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The ICON Equity Income Fund and the ICON Equity Fund may generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Although the Funds may write options whose expiration dates are between one and ten months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock’s recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund’s overall return will, in part, depend on the ability of the Sub-adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Sub-adviser’s strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Sub-adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indexes. All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer in cash a fixed multiple (the “Multiple”) of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes may also permit greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. If such transactions are used as a hedging activity, they may not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

Over-the-Counter (“OTC”) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.

Futures Contracts. All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market. The CFTC recently rescinded their exemption to regulated entities, including registered investment companies, allowing regulated entities to engage in unlimited futures transactions and options thereon without registration as a commodity pool operator. The CFTC has implemented de minimis levels allowing regulated entities to engage in limited futures transactions and options thereon without registration as a commodity pool operator.

Futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund’s net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

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Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON’s investment judgment were incorrect, a Fund’s overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund’s portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund’s futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund’s current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund’s futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund’s other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund’s assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker.

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Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund’s position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures or options positions also could be impaired.

Options on Futures Contracts. All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See “Options on Securities” above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund’s portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

Risk Factors of Investing in Futures and Options. The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Sub-adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

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Cover. Transactions using options and futures contracts (“Financial Instruments”), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting (“covered”) position in securities, or other options, futures contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other obligations.

Leveraging. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

Correlation of Price Changes. There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

SHORT SALES

A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. That Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

The ICON Equity Income Fund and ICON Equity Fund, are “Diversified Equity Funds.” Each Diversified Equity Fund may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire and must maintain these securities in a segregated account. A Fund will incur transaction costs to open, maintain and close short sales against the box.

In addition, the use of short sales is a primary investment strategy of the ICON Equity Fund. A Fund is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian in at least an amount equal to the current market value of the securities sold short until the Fund replaces a borrowed security. A Fund expects to receive interest on the collateral it deposits. The use of short sales may result in a Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In short sale transactions, a Fund’s gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by a Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause a Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain a Fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Funds may invest up to 20% of their net assets in foreign securities traded in foreign markets. The term “foreign securities” refers to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States.

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Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

Foreign Currency Transactions. Investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund’s limitation on investing in illiquid securities.

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A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

Depositary Receipts. The Funds may invest in American Depositary Receipts (“ADRs”), which are securities typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts (“EDRs”) are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A “sponsored” facility is established jointly by the issuer of the security underlying the receipt and a depositary. An “unsponsored” facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States, and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the Prospectus, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in securities that are not readily marketable. A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called “Rule 144A” securities (see discussion below).

A Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

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Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund, which could change over the time period a fund holds such securities, could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING/OVERDRAFTS

A Fund may borrow money from time to time due to timing differences in the settlement of money from security and shareholder transactions. Interest on borrowings will reduce a Fund’s income. See “Investment Restrictions” above for each Fund’s limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other affiliated mutual funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other affiliated mutual funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include Exchange-traded funds (“ETFs”). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

Leveraged and Inverse ETF Risk. Risks associated with investing in inverse and leveraged ETFs include compounding risk, derivatives securities risk, correlation risk and leverage risk.

•	Compounding Risk — To the extent the ETF has a single day or other short-term investment objective, the ETF’s performance for any other period is the result of its return for each day (or other short-term period) compounded over the period. This may differ in amount, and possibly even direction, from the daily return of the ETFs benchmark index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase.

•	Derivatives Securities Risk — Leveraged and inverse ETFs may use various types of derivatives, investing in derivatives may be considered aggressive and may expose the Fund’s ETF investment to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. These ETFs may use a combination of swaps on an index and swaps on an ETF that is designed to track the performance of an Index. The performance of an ETF may not track the performance of an index due to embedded costs and other factors. Thus, to the extent an inverse or leveraged ETF invests in swaps that use an ETF as the reference asset, the inverse or leveraged ETF may be subject to greater correlation risk and may not achieve as high a degree of correlation with the index as it would if it only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the index has a dramatic intraday move that causes a material decline in the inverse or leveraged ETF’s net assets, the terms of a swap agreement between the inverse or leveraged ETF and its counterparty may permit the counterparty to immediately close out the transaction with the inverse or leveraged ETF. In that event, the inverse or leveraged ETF may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the inverse or leveraged ETF’s investment objective. This, in turn, may prevent the inverse or leveraged ETF from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the inverse or leveraged ETF may change quickly and without warning.

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•	Correlation Risk — A number of factors may affect an inverse ETF’s ability to achieve a high degree of inverse correlation with its index. Failure to achieve a high degree of inverse correlation may prevent the inverse ETF from achieving its investment objective, and the percentage change of the inverse ETF's NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse of the percentage change of the index on such day.

•	Leverage Risk — A leveraged ETF may obtain investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar investment that does not employ such leverage. The use of such leverage increases the risk of a total loss of the Fund’s investment. In addition, the use of leverage may increase the volatility of the inverse or leveraged ETF and magnify any differences between the performance of the inverse or leveraged ETF and its underlying Index or benchmark.

CASH SWEEP PROGRAM

Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund’s uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund’s limitation with respect to illiquid securities. For a further explanation, see “Investment Strategies and Risks—Securities That Are Not Readily Marketable.”

None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of the Funds’ fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

Occasionally, certain third parties—including the Funds’ service providers, independent rating and ranking organizations, intermediaries that distribute the Funds’ shares, institutional investors and others—request information about the Funds’ portfolio holdings. The Funds’ policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Funds believe there is a legitimate business purpose for the Funds to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Funds’ holdings or Fund shares on the basis of nonpublic information. This duty of confidentiality may exist under law or may be imposed by contract. Confidentiality agreements must be in form and substance acceptable to the Funds’ Chief Compliance Officer, who must approve any new disclosure arrangements in advance. In situations where the Funds’ policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

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The Funds may provide, at any time, portfolio holdings information to their service providers, such as the Funds’ investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process. Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time, officers of the Funds or Shelton Capital Management may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that the Funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings disclosed on its website. Additionally, when purchasing and selling its securities through broker-dealers, requesting bids or offers on securities, obtaining price quotations on securities, as well as in connection with litigation involving the Funds’ portfolio securities, the Funds may disclose one or more of their securities. The Funds have not entered into formal nondisclosure agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Shelton Capital Management believed was misusing the disclosed information.

Shelton Capital Management provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holding information for their accounts. These clients do not owe Shelton Capital Management or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

TRUSTEES AND OFFICERS

The Trustees of the Trust have the responsibility for the overall management of the Trust, including general supervision and review of the Funds’ investment activities. The Trustees appoint the officers of the Trust who are responsible for administering the day-to-day operations of such Trust and its Funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the table below. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any nominee Trustee.

•	Outstanding skills in disciplines deemed by the Independent Trustees (defined below) to be particularly relevant to the role of Independent Trustee and to the Funds, including legal, accounting, the financial industry and the investment industry.

•	No conflicts which would interfere with qualifying as independent.

•	Appropriate interpersonal skills to work effectively with other Independent Trustees.

•	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing registered investment companies.

•	Diversity of background

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Name and Address	Year of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships	Portfolios in Fund Complex Overseen by Director	Other Relevant Experience
Independent Trustees
Kevin T. Kogler 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Trustee, since 2006	Director MicroBiz AM LLC, June 2015 to present; President & Founder of MicroBiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to 2012; Senior Vice President, Investment Banking, FBR Capital Markets, 2003 to 2006.	ETSpreads Trust; Shelton Funds	21	Experience in investment banking and technology industry. M.B.A
Stephen H. Sutro 1875 Lawrence Street, Suite 300 Denver, CO 80202	1969	Trustee, since 2006	Managing Partner, San Francisco, Duane Morris LLP (law firm), 2014 to present. Partner, Duane Morris LLP (law firm), 2003 to 2014	ETSpreads Trust; Shelton Funds	21	Service on Boards for nonprofit organizations. J.D.
Marco L. Quazzo 1875 Lawrence Street, Suite 300 Denver, CO 80202	1962	Trustee, since 2014	Principal, Bartko Zankel Bunzel & Miller, March 2015 to present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015.	Shelton Funds	21	Experience with risk management for mortgage banks, investment banks, and real estate investment trusts, J.D.
Interested Trustee[1]
Stephen C. Rogers 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	President, since 1999; Chairman of the Board & Trustee, since 1998	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	ETSpreads Trust; Shelton Funds	21	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.
Officers
Gregory T. Pusch 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Chief Compliance Officer, since 2017; Secretary, since 2017	Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance/CCO, HarbourVest Partners, 2012-2015; SVP, CCO, Pyramis Global Advisors, 2007-2011	N/A	21
William P. Mock 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Treasurer, since 2010	Portfolio Manager, Shelton Capital Management, 2010 to present; Portfolio Manager, ETSpreads, 2007 to present; Head Trader	N/A	21

The Board met four times during the fiscal year ended December 31, 2019. Currently, the Board has an Audit Committee. The responsibilities of the Audit committee and its members are described below.

BOARD LEADERSHIP STRUCTURE AND STANDING BOARD COMMITTEES

Stephen C. Rogers currently serves as the chairman of the Board and has served in such capacity since 1999. Of the Board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the 1940 Act. The remaining members are independent trustees (the “Independent Trustees”). The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the Board and meet periodically with the Funds' Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a Fund. The Audit Committee is comprised solely of Independent Trustees. The Board believes that the current leadership structure, with Independent Trustees filling all but one position on the Board is appropriate and allows for independent oversight of the Funds.1 Given the size of the Board and the shared responsibilities of the Independent Trustees, there is no “lead” Independent Trustees.

[1]	Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of the Funds.

AUDIT COMMITTEE

The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended December 31, 2019, there were five meetings of the Audit Committee.

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RISK OVERSIGHT BY THE BOARD

As previously described, the Board oversees the management of the Funds and meets at least quarterly with management of Shelton Capital Management to review reports and receive information regarding Fund operations. Risk oversight relating to the Funds is one component of the Board's oversight and is undertaken in connection with the duties of the Board. The Board receives reports from its regular interactions with management of Shelton Capital Management during and between meetings, analyzes, evaluates, and provides feedback on Shelton Capital Management’s risk management processes. In addition, the Board receives information regarding, and has discussions with senior management of Shelton Capital Management about, Shelton Capital Management’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

COMPENSATION TABLE

As shown in the following table, the total annual Trustee fees allocated to the Trust are equally divided between each series within the Trust and paid to the Trustees who are not affiliated with Shelton Capital Management. The fees are $6,250 per quarter and $500 for each meeting attended. The table provides information regarding the Funds as of December 31, 2019.

Name/Position	Aggregate Fund Compensation from Trust	Pension or Estimated Retirement Benefits Accrued as Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Stephen C. Rogers President, Secretary & Trustee	None	None	None	None
Kevin T. Kogler Trustee	$8,694	None	None	$27,600
Stephen H. Sutro Trustee	$8,694	None	None	$27,600
Marco L. Quazzo Trustee	$8,694	None	None	$27,600

CODE OF ETHICS

The Trust, and Shelton Capital Management have each adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and Rule 204A-1 under the Investment Advisers Act of 1940, as amended). RFS Partners, LP the Funds’ principal underwriter (the “Distributor”) fulfills its obligations utilizing employees of Shelton Capital Management all of whom are subject to the Code of Ethics. Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents $2,000, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by a Fund (ii) have been purchased or sold by a Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security. Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g. purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code to report personal holdings to the Trust or Shelton Capital Management on both an annual and a quarterly basis.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated to Shelton Capital Management the authority to vote proxies of companies held in the Funds’ portfolios. Shelton Capital Management has entered into a proxy service agreement with Institutional Shareholder Services, Inc. (“ISS”) and intends to apply ISS’ pre-determined proxy voting guidelines when voting proxies on behalf of the Funds.

Shelton Capital Management recognizes that an investment advisor is a fiduciary that owes its clients, including the Funds, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with Shelton Capital Management, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Trust and its shareholders. The Board will review its determination at least annually.

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Shelton Capital Management seeks to avoid material conflicts of interest by voting in accordance with an independent third-party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”). These Voting Guidelines vote proxies in an objective and consistent manner across client accounts, based on internal and external research performed by ISS without consideration of any client relationship factors. Further, Shelton Capital Management may engage a third party as an independent fiduciary, as required, to vote all proxies of the Funds, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Shelton Capital Management’s or ISS’ policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between Shelton Capital Management and the Fund are referred to the Fund’s Board of Trustees. Specifically, Shelton Capital Management will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of Shelton Capital Management’s conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, Shelton Capital Management will abstain from voting the securities held by the Fund.

With regard to voting proxies of foreign companies, Shelton Capital Management weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Shelton Capital Management seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, Shelton Capital Management recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, Shelton Capital Management generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. Shelton Capital Management believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, Shelton Capital Management generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, Shelton Capital Management generally votes in accordance with management on issues that, at Shelton Capital Management’s sole discretion, it believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the investment.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2019 is available (1) by calling the Funds at 1-800-764-0442, or (2) on the SEC’s website at http:///www.sec.gov.

SHAREHOLDER BENEFICIAL OWNERSHIP

As of December 31, 2019, no shareholders owned beneficially more than 5% of a Predecessor Fund's outstanding shares.

As of the calendar year ended December 31, 2019, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of each of the three Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Management Services. CCM Partners, a California Limited Partnership d/b/a Shelton Capital Management, is the investment advisor to the Funds pursuant to the Investment Advisory Agreement dated October 11, 2016 between the Trust on behalf of the Funds and Shelton Capital Management (the “Agreement”). Shelton Capital Management is controlled by a privately held partnership, RFS Partners, LP, which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

Shelton Capital Management serves as the investment advisor for the Funds is Shelton Capital Management, 1875 Lawrence Street, Suite 300 Denver, CO 80202-1805. Shelton manages over $2.2 billion of assets as of December 31, 2019. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Funds and handling the administrative requirements of the Funds.

ICON Advisers, Inc. (“ICON”) serves as investment sub-adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2019, ICON Advisers had $930 million in total assets under management. Shelton Capital Management compensates ICON for its services as sub-adviser in respect of each Fund out of Shelton Capital Management’s investment management fees from the Fund. ICON receives a sub-advisory fee from Shelton Capital Management of 62% of the effective investment management fee, adjusted for any reimbursements due to agreed expense limitations.

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Each Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by Shelton Capital Management, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with Shelton Capital Management, and its pro rata portion of premiums on the fidelity bond covering the Fund.

For Shelton Capital Management’s services, each Fund pays a monthly fee computed at the annual rates shown in the table below:

Fund	Investment Advisor Fee as a Percent of Average Daily Net Assets per Annum
ICON Equity Income Fund	0.75%
ICON Flexible Bond Fund	0.60%
ICON Equity Fund	0.75%

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the ICON Equity Income Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.99% and 1.24% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the ICON Flexible Bond Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.75% and 1.00% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the ICON Equity Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.25% and 1.50% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION

Set forth below is information regarding the individuals employed by ICON Advisers, Inc. (the “Sub-adviser”) identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). Portfolio Managers perform functions equivalent to those of portfolio managers at other investment advisory firms. All asset information is as of September 30, 2019, unless otherwise noted.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies (including the Predecessor Funds), other pooled investment vehicles and other accounts. There are no accounts with performance based fees.

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Other Accounts Managed
Name of Portfolio Manager	Other Registered Investment Companies (“RICs”) and Assets	Other Pooled Investment Vehicles (“PIVs”) and Assets	Other Accounts and Assets
Craig Callahan	11; $479,284,065	None	1,212; $213,557,571
Brian Callahan*	11; $479,284,965	None	None
Scott Callahan	11; $479,284,965	None	1,206; $138,695,514
Jerry Paul	None	None	None

Compensation. Each Portfolio Manager receives compensation in connection with his management of the Predecessor Fund and other accounts identified above which includes: (1) base salary and (2) a bonus. All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Sub-adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the equity Funds is the same as that employed to manage the other accounts; and all accounts, whether equity or fixed-income, are treated equally when trades are allocated.

The compensation is a fixed salary established by the Sub-adviser’s executive committee. The executive committee also grants bonuses based on the profitability of the Sub-adviser.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Sub-adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchase or sell the security in subsequent transactions may receive a less favorable price. The Sub-adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Sub-adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts based on the security’s ending target percentage as determined by the Portfolio Manager at the time of purchase.

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in the Funds managed by the Portfolio Manager, together with the aggregate dollar range of equity securities in all affiliated registered investment companies of SCM Trust and Shelton Funds trust as of September 30, 2019 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Shelton Fund Family
Craig Callahan	G	G
Brian Callahan	D	E
Scott Callahan	A	B
Jerry Paul	C	C

Key to dollar ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

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OTHER SERVICE PROVIDERS

Principal Underwriter. RFS Partners, a California limited partnership, is currently the principal underwriter of each Fund's shares under an underwriting agreement with each Fund, pursuant to which RFS Partners agrees to act as each Fund's distribution agent. Each Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Shelton Capital Management. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of each Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of a Fund's shares. In addition, Shelton Capital Management may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Funds.

Transfer Agent and Fund Accounting Agent. Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), 17605 Wright Street, Omaha, NE 68130, acts as the shareholder servicing agent for the Trust and acts as the Trust’s Transfer Agent and Fund Accounting Agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping.

Custodian. US Bank N.A. (the “Custodian”), 425 Walnut St, Cincinnati, OH 45202, as custodian of the securities and other assets of the Trust. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distribution on account of each Fund’s securities and (v) makes periodic reports to the Trustees of each Trust concerning each Fund’s operations. As Foreign Custody Manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP, 50 S. 16th  Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Trust, subject to annual appointment by the Board of Trustees. Tait, Weller & Baker LLP conducts an annual audit of the Funds’ annual financial statements, and performs tax and accounting services.

Independent Legal Counsel to the Independent Trustees. Davis, Graham & Stubbs, 1550 17th Street, Suite 500, Denver, Colorado 80202 currently serves as Independent Legal Counsel to the Independent Trustees, and counsel to the Trust. A determination with respect to the independence of the Independent Legal Counsel is made at least annually by the Independent Trustees, as prescribed by the 1940 Act and the rules promulgated thereunder.

CERTAIN POLICIES OF THE FUNDS

POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds, assignment of their portfolio business, and negotiation of commission rates and prices are made by Shelton Capital Management and the Sub-Advisor in the cases where a Sub-Advisor is employed by a Fund. It is each Fund’s policy to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Funds are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Funds will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

Sale of fund shares as factor in executing portfolio transactions

The Sub-Advsier does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. The Sub-adviser does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund’s portfolio transactions effected through another broker/dealer (i.e. by using “step-outs”), including a government securities broker, municipal securities dealer or a government securities dealer. In addition, the Sub-adviser does not enter into any agreement (whether oral or written) or other understanding where the Sub-adviser directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, the Sub-adviser may direct portfolio transactions to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/ dealers to effect the Funds’ portfolio securities transactions does not consider or take into account information about the broker/dealers’ promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

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Soft dollar transactions

Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a “safe harbor” to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term “broker” includes such a dealer, and the term “brokerage” or “brokerage services” includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

•	earnings information and estimates

•	stock quote systems

•	trading systems

•	trading measurement services

•	data feeds from stock exchanges

•	software programs

Some of the research products or services received by the Sub-adviser may have both a research function and a non-research administrative function (a “mixed use”). If the Sub-adviser determines that any research product or service has a mixed use, the Sub-adviser will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Sub-adviser determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Sub-adviser in hard dollars. Any such allocation may create a conflict of interest for the Sub-adviser.

The Sub-adviser generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind the Sub-adviser to compensate the selected brokerage firm for research provided.

The Sub-adviser may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Sub-adviser in providing investment advice to any of the clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2018 was paid to brokers that provided research products or services to the Sub-adviser, and it is expected that the Sub-adviser will continue to place portfolio transactions with firms that provide such products or services.

Trade allocation

A Fund and one or more of the other Funds or clients to which the Sub-adviser serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES

Purchase Orders. The purchase price for shares of the Funds is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Funds’ Transfer Agent. Once shares of a Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

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Payments transmitted by wire and received by the Transfer Agent prior to the close of the Funds, normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time) on any business day, are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting. All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the relevant Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trust's transfer agent. Share certificates will not be issued for any Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

The Trust reserves the right to reject any order for the purchase of shares of any Fund, in whole or in part. In addition, the offering of shares of any Fund may be suspended by the Trust at any time and resumed at any time thereafter.

Shareholder Redemptions. Requests for redemption and share assignments may be sent to the applicable Fund at 1875 Lawrence Street, Suite 300, Denver, Colorado, 80202, or for those with telephone redemption privileges, by calling the Fund at 1-800-764-0442. For online redemptions, visit the Funds’ website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trust usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's investments or the determination of a Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust's shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this Statement of Additional Information, the Trust understands that the New York Stock Exchange is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The U.S. Government Securities Fund and The United States Treasury Fund will be open for business Columbus Day and Veterans Day. The Income Fund will be closed in observance of Columbus Day and Veteran’s Day. On holidays in which the Custodian is closed, transactions will be processed on the following business day.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed.

Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of that Fund pursuant to the Exchange Privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Funds upon 60-days’ prior notice to shareholders.

Redemptions in Kind. The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”).

The portfolio securities of the Funds are generally valued at the last reported sale price. In the case of the futures contracts held by the Funds, the valuation is determined using the settle price provided by either the Chicago Mercantile Exchange or the ICE, depending on the exchange the contract trades on, typically as of 1:15 p.m., Pacific Time. Securities held by the Stock Funds that have no reported last sale for any day that a Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. Fixed income portfolio securities for which market quotations are readily available are valued at the last available bid. All other securities and assets are valued at their fair value as determined in good faith by Advisor consistent with policies adopted by the Board of Trustees, and such fair value determinations are reviewed and ratified by the Board of Trustees. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

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FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters, except where otherwise specifically noted.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise stated. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

U.S. federal tax information will be furnished to each shareholder for each calendar year as required by federal law.

TAXATION OF THE FUNDS

The Funds intend to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. The Funds also intend to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though each is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets are invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

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With respect to (i) above, the IRS may limit qualifying income from foreign currency gains and from certain derivatives to the amount of such income that is directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special tax treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) properly reported by each Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that each Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and all of its net capital gains, after offsetting any capital loss carryforwards. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to obtain a refund of the excess, if any, of their allocable share of the tax paid by the Fund on such undistributed amount over the shareholder’s tax liability on such amount. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund during taxable years beginning after December 22, 2010 may be carried forward indefinitely until they can be used to offset capital gains.

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If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute any capital gains offset by carried-forward capital losses. A Fund cannot carry back or carry forward any net operating losses.

A regulated investment company may elect to treat any post-October capital loss (defined as the company’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year. If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. If a dividend is declared and payable to the shareholders of record on a date in October, November or December of a year, and paid to shareholders in January of the following year, the dividend generally is deemed to have been paid by the Fund and received by the shareholders on December 31 of the preceding year for U.S. federal income tax purposes.

The Funds intend to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Funds).

EQUALIZATION ACCOUNTING

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

TAXATION OF FUND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and from other long-term capital gains recognized by the Fund and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, in addition to the 3.8% surtax on net investment income, described under “Surtax on Net Investment Income,” below. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both a Fund and the shareholders.

Distributions of earnings and gains are taxable to shareholders even if such distributions are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by a Fund as “exempt-interest dividends,” a designation which the Funds generally do not expect to make). Any gain resulting from the sale of Fund shares generally will be taxable as capital gains. If a dividend is declared and payable to the shareholders of record on a date in October, November or December of a year, and paid to shareholders in January of the following year, the dividend generally is deemed to have been paid by a Fund and received by the shareholders on December 31 of the preceding year for U.S. federal income tax purposes.

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Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for a 50% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject (in either case) to certain holding period requirements and debt financing limitations. In particular, a corporate shareholder must hold its Fund shares (and must not have certain protections against risk of loss) at least 46 days for the 91-day period beginning on the date 45 days before the date on which the Fund’s shares becomes ex-dividend. Additionally, a Fund must meet similar holding period requirements with respect to its shares of the domestic corporation issuing dividends. The dividends-received deduction is also reduced for dividends on certain debt-financed portfolio stock.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

SPECIAL TAX CONSIDERATIONS

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies. A Fund may invest in foreign investment entities referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of PFIC shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which would result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, the Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, a Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Funds for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Under Treasury Regulations, earnings included in income under a QEF election will be qualifying income for a regulated investment company if such earnings are either (i) distributed in the taxable year in which they are earned; or (ii) derived with respect to a regulated investment company’s business of investing in stocks, securities, or currencies. In order to make a QEF election, a Fund must obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

Controlled Foreign Corporations. A Fund also may invest in entities referred to as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value (“U.S. shareholders”). If a Fund is a U.S. shareholder with respect to a CFC, the Fund will generally be required to annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) “global intangible low-tax income” (“GILTI”), both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Under Treasury Regulations finalized in 2019, amounts included in gross income by a Fund as subpart F income of a CFC will be qualifying income for a Fund under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that GILTI inclusions will be treated in the same manner for purposes of Code Section 851(b) as subpart F inclusions, except as may be provided in future Treasury Regulations.

Non-U.S. Taxes. Funds that invest in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consist of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons (including U.S. corporations) to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund would also be subject to certain limitations imposed by the Code.

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If a Fund qualifies as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above-described 50% requirement. For this purpose, the term “qualified funds of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Funds do not expect to be eligible for any election discussed in this section.

Non-U.S. Currency Transactions. Transactions in non-U.S. currencies, non-U.S. currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of such Fund.

Financial Products. A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of the Funds’ investments, such as certain option transactions and certain futures transactions may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and the resulting gain or loss is treated on the 60/40 basis described above).

Certain positions undertaken by the Funds may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by such Fund which is taxed as ordinary income when distributed to shareholders. Certain income tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which a Fund, or a Subsidiary, may invest are not clear in various respects. As a result, the IRS could challenge such Fund’s methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of such Fund as a regulated investment company.

The Funds may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by a Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of the Funds’ hedging activities including its transactions in options, and certain futures contracts may result in a difference between a Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require such Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount. The Funds’ investment in debt obligations issued or purchased at a discount and certain other obligations may require a Fund to accrue and distribute income not yet received (and which may never be received). In addition, payment-in-kind debt obligations will give rise to income which is required to be distributed even though a Fund receives no interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, such Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund may realize gains or losses from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than they would in the absence of such transactions.

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Some debt obligations that are acquired by the Funds in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

The Tax Cuts and Jobs Act enacted on December 22, 2017 (the “2017 Tax Act”) requires accrual method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both market discount and original issue discount may be recognized over the expected or contractual life of the instrument. Proposed Treasury Regulations issued in 2019, which would be effective for taxable years beginning after they are published in final form, would provide that this provision of the 2017 Tax Act will not be applied to amounts determined under the market discount or original issue discount rules. Even though they have not been finalized, Taxpayers may rely upon these Proposed Treasury Regulations for taxable years beginning after December 31, 2017, provided that all the related rules of the Proposed Treasury Regulations are consistently applied.

High-Risk Securities. The Funds may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of, or in default, present special tax issues for a Fund. The application of the tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if the Fund invests in such securities in order to increase the likelihood that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts. If a Fund were to invest in a real estate investment trust (a “REIT”), its REIT equity securities could result in such Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. If a Fund invests in stock of a REIT, the Fund may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Under Code Section 199A, introduced by the 2017 Tax Act, a deduction of up to 20% is available for taxpayers other than corporations for qualified business income from certain pass-through businesses, including “qualified REIT dividends” from REITs (i.e., ordinary REIT dividends other than capital gains dividends and REIT dividends designated as qualified dividend income). Pending the release of final regulations, taxpayers may rely on proposed regulations that allow a regulated investment company to pay and report “section 199A dividends” to its shareholders with respect to the regulated investment company’s qualified REIT dividends. Under these proposed regulations, the amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder's “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A generally allows a taxpayer (other than a corporation) a deduction for a taxable year equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

BACKUP WITHHOLDING

The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any non-corporate shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (“TIN”) or who has under-reported dividend or interest income, and to any shareholder that fails to certify to a Fund that it is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning before January 1, 2026.

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Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not under-reported dividend or interest income may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

COST BASIS REPORTING

The Funds (or their administrative agents) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012 (“covered shares”), and subsequently redeemed, exchanged or otherwise sold. The Funds must also indicate to the IRS whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, each Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The Funds are required to report to the IRS the gross proceeds from the sale of all Fund shares (whether or not they are covered).

SURTAX ON NET INVESTMENT INCOME

A surtax of 3.8% applies to net investment income of an individual taxpayer and on the undistributed net investment income of certain estates and trusts, to the extent that such taxpayer’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes dividend income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

OTHER TAX MATTERS

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans and investments by tax-exempt organizations. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax (or to qualify for a reduced rate of withholding provided by a treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

THE 2017 TAX ACT

The 2017 Tax Act substantially altered the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Several provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among many other tax changes introduced by the Act, the Act changes marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers.

The 2017 Act also established a deduction for individuals and other non-corporate taxpayers of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships and REITs, but generally excluding regulated investment companies. Under proposed regulations, this deduction may be available for shareholders of regulated investment companies (including the Fund) for certain qualified dividends that regulated investment companies derive from REITS (as discussed above under “Special Tax Considerations – Real Estate Investment Trusts”). The IRS is still considering whether the deduction should be available for shareholders of regulated investment companies with respect to income that they derive from publicly traded partnerships.

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Yield Disclosure and Performance Information. As noted in this SAI, each Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Funds will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Funds to compute or express performance is discussed below.

Average Annual Total Return. Total return for the Funds may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Funds will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) and over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P(1+T)[n] = ERV		where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year periods at the end of a 1-, 5- or 10-year periods (or fractional portion)

Average Annual Total Return (after taxes on distributions):

The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P(1+T)[n] =		where:
ATVD
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)

The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P(1+T)[n] =		where:
ATVDR
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual aftertax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds’ shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Distribution Rate. Each Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of a Fund's distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, each Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from a Fund's yield because it may include capital gains and other items of income not reflected in the Fund's yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund's yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of a Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

Although each Fund is offering only its own shares by this joint Statement of Additional Information and joint Prospectus, it is possible that a Fund might become liable for any misstatements in this Statement of Additional Information or in the Prospectus about one of the other Funds. The Board of Trustees of the Trust has considered this possibility in approving the use of a joint Prospectus and Statement of Additional Information.

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APPENDIX

Ratings of Corporate Bonds

Guidelines for Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by at least one of these agencies to be considered a suitable investment.

The four highest ratings of Moody’s and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively. Moody’s applies the numerical modifiers 1, 2 and 3 to the rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category. S&P modifies the ratings with the addition of a plus (+) or minus (-) sign to show relation standing within the major ratings category. A bond is considered investment grade if its credit rating is Baa3 or higher by Moody’s or BBB- or higher by S&P.

Moody’s. The characteristics of these debt obligations rated by Moody’s are generally as follows:

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor’s. The characteristics of these debt obligations rated by S&P are generally as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

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Ratings of Preferred Stock

Moody’s. The characteristics of these securities rated by Moody’s are generally as follows:

“aaa” — An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

“aa” — An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

“a” — An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

“baa” — An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

“ba” — An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

“b” — An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s. The characteristics of these securities rated by S&P are generally as follows:

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B — Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody’s, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody’s), A-1 or A-1+ (S&P), and TBW-1 (TBW).

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Description of Moody’s commercial paper ratings. Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

Description of S&P’s commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The “A” categories are as follows:

A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1  — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A-2  — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3  — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

39

PROSPECTUS

ICON SECTOR FUNDS

April 29, 2020

	INSTITUTIONAL	INVESTOR
ICON CONSUMER SELECT FUND	ICFSX	ICFAX
ICON NATURAL RESOURCES AND INFRASTRUCTURE FUND	ICBMX	ICBAX
ICON HEALTH AND INFORMATION TECHNOLOGY FUND	ICTEX	ICTTX
ICON UTILITES AND INCOME FUND	ICTUX	ICTVX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense. The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (“FDIC”). Some funds or classes in this Prospectus may not be available in your state. Please check with your advisor to determine those funds and share classes available for sale in your state. The information contained in this Prospectus relates to all classes of shares of the Funds unless otherwise noted.

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.sheltoncap.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-955-9988 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at 1-800-764-0442.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds’ shares or determined whether the information in this Prospectus is accurate or complete.

 Any representation to the contrary is a criminal offense.

1 (800) 764-0442 • www.iconfunds.com

ICON Consumer Select Fund	3
ICON Natural Resources and Infrastructure Fund	6
ICON Health and Information Technology	11
ICON Utilities and Income Fund	13
More About Fund Summaries	16
More About Investment Strategies and Risks	16
The Funds’ Investment Manager	20
Summary of Other Important Information About Fund Shares	22

2

Fund Summaries

ICON Consumer Select Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)	Institutional	Investor
Sales and redemption charges	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.23%	1.48%
Expense Reimbursement	0.00%	0.00%
Net Annual Fund Operating Expenses After Expense Reimbursement	1.23%	1.48%

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.50% and 1.75% for Institutional Class and Investor Class shares, respectively, until May 20, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$125	$390	$676	$1,489
Investor	$151	$468	$808	$1,768

Assuming shareholder approval, the ICON Consumer Select Fund of SCM Trust will be the successor fund to three funds of ICON Funds trust, the ICON Consumer Discretionary Fund, the ICON Consumers Staples Fund, and the ICON Financial Fund (the “Predecessor Funds”). The Predecessor Funds will be reorganized into a new series of SCM Trust as the ICON Consumer Select Fund on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Financial Fund which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Financial Fund.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the predecessor ICON Financial Fund’s portfolio turnover rate was 28% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON Advisers, Inc. (“ICON”) the Fund’s investment sub-advisor believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Consumer Discretionary, Consumer Staples and Financial sectors (as determined by the Global Industry Classification Standard). There is no minimum or maximum with respect to the amount the Fund may invest in any particular sector.

3

The Consumer Discretionary sector includes, but is not limited to: Apparel Retail, Apparel, Accessories & Luxury Goods, Auto Parts & Equipment, Automobile Manufacturers, Automotive Retail, Casinos & Gaming, Computer & Electronics Retail, Consumer Electronics, Department Stores, Distributors, Education Services, Footwear, General Merchandise Stores, Home Furnishings, Home Improvement Retail, Homebuilding, Homefurnishing Retail, Hotels, Resorts & Cruise Lines, Household Appliances, Housewares & Specialties, Internet & Direct Marketing Retail, Leisure Facilities, Leisure Products, Motorcycle Manufacturers, Restaurants, Specialized Consumer Services, Specialty Stores, Textiles and Tires & Rubber.

The Consumer Staples sector includes, but is not limited to: Agricultural Products, Brewers, Distillers & Vintners, Drug Retail, Food Distributors, Food Retail, Household Products, Hypermarkets & Super Centers, Packaged Foods & Meats, Personal Products, Soft Drinks and Tobacco. This strategy may not be changed unless the Fund shareholders are given at least 60 days prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

The Financial Sector includes, but is not limited to: Asset Management & Custody Banks, Consumer Finance, Diversified Banks, Diversified Capital Markets, Financial Exchanges & Data, Insurance Brokers, Investment Banking & Brokerage, Life & Health Insurance, Mortgage REITS, Multi-line Insurance, Multi-sector Holdings, Other Diversified Financial Services, Property & Casualty Insurance, Regional Banks, Reinsurance, Specialized Finance, and Thrifts & Mortgage Finance. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

For these purposes “consumer select” generally includes, but is not limited to, financial firms which interact with and are affected by consumers, such as asset management and custody banks, consumer finance, diversified banks, diversified capital markets, financial exchanges and data, insurance brokers, investment banking and brokerage, life and health insurance, mortgage REITs, multi-line insurance, multi-sector holdings, other diversified financial services, property and casualty insurance, regional banks, reinsurance, specialized finance, and thrifts and mortgage finance, as well as issuers in the Consumer Discretionary and Consumer Staples sectors.

This strategy may not be changed unless the Fund shareholders are given at least 60 days prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry, Sector, and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors.

The Fund overweights industries within the Consumer Discretionary sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including, but not limited to, the Apparel Retail, Apparel, Accessories & Luxury Goods, Auto Parts & Equipment, Automobile Manufacturers, Automotive Retail, Casinos & Gaming, Computer & Electronics Retail, Consumer Electronics, Department Stores, Distributors, Education Services, Footwear, General Merchandise Stores, Home Furnishings, Home Improvement Retail, Homebuilding, Homefurnishing Retail, Hotels, Resorts & Cruise Lines, Household Appliances, Housewares & Specialties, Internet & Direct Marketing Retail, Leisure Facilities, Leisure Products, Motorcycle Manufacturers, Restaurants, Specialized Consumer Services, Specialty Stores, Textiles and Tires & Rubber industries. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary sector. The performance of companies operating in the Consumer Discretionary sector will also be affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary sector encompasses businesses that tend to be sensitive to economic cycles.

The Fund overweights industries within the Consumer Staples sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Agricultural Products, Brewers, Distillers & Vintners, Drug Retail, Food Distributors, Food Retail, Household Products, Hypermarkets & Super Centers, Packaged Foods & Meats, Personal Products, Soft Drinks and Tobacco industries. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples sector. The performance of companies operating in the Consumer Staples sector will also be affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.

4

The Fund overweights industries within the Financial sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Asset Management & Custody Banks, Consumer Finance, Diversified Banks, Diversified Capital Markets, Financial Exchanges & Data, Insurance Brokers, Investment Banking & Brokerage, Life & Health Insurance, Mortgage REITS, Multi-line Insurance, Multi-sector Holdings, Other Diversified Financial Services, Property & Casualty Insurance, Regional Banks, Reinsurance, Specialized Finance, and Thrifts & Mortgage Finance industries. The Financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials sector. Companies operating in the Financials sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Stock Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may offer greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Portfolio Turnover Risk. Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Managers: Craig T. Callahan, Brian Callahan, and Scott Callahan have served as are the Co-Portfolio Managers of the Fund since its inception on April 29, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

ICON Natural Resources and Infrastructure Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Sales and redemption charges	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	1.29%	1.54%
Expense Reimbursement	0.00%	0.00%
Net Annual Fund Operating Expenses After Expense Reimbursement	1.29%	1.54%

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.50% and 1.75% for Institutional Class and Investor Class shares, respectively, until May 20, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$131	$409	$708	$1,556
Investor Class	$157	$486	$839	$1,834

Assuming shareholder approval, the ICON Natural Resources and Infrastructure Fund of SCM Trust will be the successor fund to three funds of ICON Funds trust, the ICON Energy Fund, the ICON Industrials Fund, and the ICON Natural Resources Fund (the “Predecessor Funds”). The Predecessor Funds will be reorganized into a new series of SCM Trust as the ICON Natural Resources and Infrastructure Fund on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Natural Resources Fund which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Natural Resources and Infrastructure Fund.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor ICON Natural Resources and Infrastructure Fund’s portfolio turnover rate was 111% of the average value of its whole portfolio.

6

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON Advisers, Inc. (“ICON”) the Fund’s investment sub-advisor believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund considers Natural Resources and/or Infrastructure focused, which are companies in the Energy, Industrials, Materials and Utilities sectors (as determined by the Global Industry Classification Standard) and otherwise described below:

The Energy sector includes, but is not limited to: Coal & Consumable Fuels, Integrated Oil & Gas, Oil & Gas Drilling, Oil & Gas Equipment & Services, Oil & Gas Exploration & Production, Oil & Gas Refining & Marketing, and Oil & Gas Storage & Transportation.

The Industrials sector includes, but is not limited to: Aerospace & Defense, Agricultural & Farm Machinery, Air Freight & Logistics, Airlines, Airport Services, Building Products, Commercial Printing, Construction & Engineering, Construction Machinery & Heavy Trucks, Diversified Support Services, Electrical Components & Equipment, Environmental & Facilities Services, Heavy Electrical Equipment, Highways & Railtracks, Human Resources & Employment Services, Industrial Conglomerates, Industrial Machinery, Marine, Marine Ports & Services, Office Services & Supplies, Railroads, Research & Consulting Services, Security & Alarm Services, Trading Companies & Distributors, and Trucking.

The Materials sector includes, but is not limited to: Specialty Chemicals, Paper Products, Paper Packaging, Metal & Glass Containers, Silver, Diversified Metals & Mining, Construction Materials, Industrial Gases, Steel, Gold, Fertilizers & Agricultural Chemicals, Forest Products, Commodity Chemicals, Precious Metals & Minerals, Diversified Chemicals, Copper, and Aluminum.

The Utilities sector includes, but is not limited to: Electric Utilities, Gas Utilities, Multi-Utilities, Water Utilities, Independent Power Producers & Energy Traders, and Renewable Electricity.

This strategy may not be changed unless the Fund shareholders are given at least 60 days prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

The Fund invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While ICON typically seeks to anchor the Fund’s assets in the United States, the Fund may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country typically is less than 20% of the Fund’s total assets. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

Generally, in determining whether to buy or sell a security, ICON identifies industries, sectors and countries that our methodology suggests are underpriced relative to our calculation of intrinsic value. In determining whether to buy or sell a security, the Fund may consider various other factors, including whether the security has sufficiently exceeded ICON’s calculation of the security’s intrinsic value price, whether a value-oriented company has failed to actualize that value, the effect of commodity price trends on certain holdings, the relative strength of the security in the industry, sector or market in general, or whether a company has experienced a change in its valuation. The Fund may also sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security, or to raise cash.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry, Sector, and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors.

The Fund overweights industries within the Energy sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Energy Equipment & Services and Oil, Gas & Consumable Fuels industries. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the Energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events (including, but not limited to, instability in the Middle East), energy conservation, alternative energy sources, increases in energy efficiencies and economic conditions. These companies may be at risk for environmental damage claims.

7

The Fund overweights industries within the Industrials sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including but not limited to the Aerospace & Defense, Agricultural & Farm Machinery, Air Freight & Logistics, Airlines, Airport Services, Building Products, Commercial Printing, Construction & Engineering, Construction Machinery & Heavy Trucks, Diversified Support Services, Electrical Components & Equipment, Environmental & Facilities Services, Heavy Electrical Equipment, Highways & Railtracks, Human Resources & Employment Services, Industrial Conglomerates, Industrial Machinery, Marine, Marine Ports & Services, Office Services & Supplies, Railroads, Research & Consulting Services, Security & Alarm Services, Trading Companies & Distributors, and Trucking industries. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials sector. The prices of the securities of companies operating in the Industrials sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The Fund overweights industries within the Natural Resources sectors, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, which include but are not limited to the energy (such as electricity and gas utilities, producers and developers, equipment and services, storage and transportation, gas/oil refining and marketing, service and drilling, pipelines and master limited partnerships (MLPs)), alternative energy (such as uranium, coal, nuclear, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, materials infrastructure, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water) industries. Investments in the natural resources and related sectors may be affected by numerous factors. For example, natural disaster (e.g. earthquakes or fires) and political events (such as coups or military campaigns) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the Fund invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors. Securities of companies within specific natural resources sectors can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain natural resources sectors than others, the Fund’s performance may be more sensitive to developments which affect those sectors emphasized by the Fund.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Developing and Emerging Markets Risk. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes than economies in more developed countries. The governments of developing and emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact the Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets.

Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative and higher risk.

8

Global Natural Resources Risk. Global natural resources risks include price fluctuation caused by inflationary trends (whether actual or imagined), political developments, changes in energy or materials costs, changes in the supply of or demand for different natural resources, the costs assumed by natural resources companies in complying with environmental and safety regulations, and the risks associated with natural and man-made disasters.

Globalization Risk. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Stocks of issuers in a region might be affected by changes economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than the Fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund’s holdings.

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Managers: Craig T. Callahan, Brian Callahan, and Scott Callahan have served as are the Co-Portfolio Managers of the Fund since its inception on April 29, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

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Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.

Ask your salesperson or visit your financial intermediary’s website for more information.

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ICON Health and Information Technology

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Sales and redemption charges	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses	1.24%	1.49%
Expense Reimbursement	0.00%	0.00%
Net Annual Fund Operating Expenses After Expense Reimbursement	1.24%	1.49%

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.50 and 1.75% for Institutional Class and Investor Class shares, respectively, until May 20, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$126	$393	$681	$1,500
Investor Class	$152	$471	$813	$1,779

Assuming shareholder approval, the ICON Health and Information Technology of SCM Trust will be the successor fund to two funds of ICON Funds trust, the ICON Information Technology Fund, and the ICON Healthcare Fund (the “Predecessor Funds”). The Predecessor Funds will be reorganized into a new series of SCM Trust as the ICON Health and Information Technology on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Information Technology Fund which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Information Technology Fund.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor ICON Information Technology Fund’s portfolio turnover rate was 92% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON Advisers, Inc. (“ICON”) the Fund’s investment sub-advisor believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Information Technology and Health Care sectors (as determined by the Global Industry Classification Standard). There is no minimum or maximum with respect to the amount the Fund may invest in any particular sector.

The Information Technology Sector includes, but is not limited to: Application Software, Communications Equipment, Data Processing & Outsourced Services, Electronic Components, Electronic Equipment & Instruments, Electronic Manufacturing Services, Internet Services & Infrastructure, IT Consulting & Other Services, Semiconductor Equipment, Semiconductors, Systems Software, Technology Distributors and Technology Hardware, Storage & Peripherals.

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The Health Care Sector includes, but is not limited to: Biotechnology, Health Care Distributors, Health Care Equipment, Health Care Facilities, Health Care Services, Health Care Supplies, Health Care Technology, Life Sciences Tools & Services, Managed Health Care, and Pharmaceuticals.

This strategy may not be changed unless the Fund shareholders are given at least 60 days prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry, Sector, and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors.

The Fund overweights industries within the Information Technology sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Application Software, Communications Equipment, Data Processing & Outsourced Services, Electronic Components, Electronic Equipment & Instruments, Electronic Manufacturing Services, Internet Services & Infrastructure, IT Consulting & Other Services, Semiconductor Equipment, Semiconductors, Systems Software, Technology Distributors and Technology Hardware, Storage & Peripherals industries. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, and may also demonstrate increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

The Fund overweights industries within the Health Care sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Biotechnology, Health Care Distributors, Health Care Equipment, Health Care Facilities, Health Care Services, Health Care Supplies, Health Care Technology, Life Sciences Tools & Services, Managed Health Care, and Pharmaceuticals industries. The Fund is subject to the risk that securities within the sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care sector. The prices of the securities of companies operating in the Health Care sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services. Competition, patent considerations, regulatory approval of products, and government proposed and adopted regulation may impact the performance of the Fund. Many of these products and services are also subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

Portfolio Turnover Risk. Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

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Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Managers: Craig T. Callahan, Brian Callahan, and Scott Callahan have served as are the Co-Portfolio Managers of the Fund since its inception on April 29, 2019.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ICON Utilities and Income Fund

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Sales and redemption charges	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses	1.24%	1.49%
Expense Reimbursement	(0.01)%	(0.01)%
Net Annual Fund Operating Expenses After Expense Reimbursement	1.23%	1.48%

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.22% and 1.47% for Institutional Class and Investor Class shares, respectively, until May 20, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

13

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$125	$392	$680	$1,499
Investor Class	$151	$470	$812	$1,779

Assuming shareholder approval, the ICON Utilities and Income Fund of SCM Trust will be the successor fund to a series of ICON Funds trust, the ICON Utilities Fund (the “Predecessor Fund”). The Predecessor Fund will be reorganized into a new series of SCM Trust as the ICON Utilities and Income Fund on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Utilities Fund which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class A and Class S shares, respectively, of the predecessor ICON Utilities Fund.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor ICON Utilities Fund’s portfolio turnover rate was 144% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities ICON Advisers, Inc. (“ICON”) the Fund’s investment sub-advisor believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Utilities sectors (as determined by the Global Industry Classification Standard) including, but not limited to: Electric Utilities, Gas Utilities, Independent Power Producers & Energy Traders, Multi-utilities, Renewable Electricity and Water Utilities. This strategy may not be changed unless the Fund shareholders are given at least 60 days prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization. There is no minimum or maximum with respect to the amount the Fund may invest in any particular sector.

ICON’s quantitative methodology calculates intrinsic value using average earnings per share, future earnings growth estimates, beta, and bond yield. This calculated intrinsic value for each individual stock is aggregated by industry and sector which enables ICON to identify value opportunities within industries and sectors. ICON then employs a tactical, rotation-based process that tilts the Fund toward industries and sectors ICON believes will outperform.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry, Sector, and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Utilities sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries, including the Electric Utilities, Gas Utilities, Independent Power Producers & Energy Traders, Multi-utilities, Renewable Electricity and Water Utilities industries. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. The recent trend towards deregulation in the Utilities sector presents special risks. Utility companies may be subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Additional risks can include fuel and other operating cost increases, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices.

14

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Portfolio Turnover Risk. Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Stock Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for the Fund.

Investment Adviser: Shelton Capital Management

Investment Sub-Adviser: ICON Advisers, Inc.

Portfolio Managers: Craig T. Callahan, Brian Callahan, and Scott Callahan have served as are the Co-Portfolio Managers of the Fund since its inception on April 29, 2020.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information: For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More About Fund Summaries

The Funds’ investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described in each “Fund Summaries” section of the Prospectus. Additional information about the Funds’ investment strategies and associated risks are described in the “More About Investment Strategies and Risks” section of the Prospectus.

15

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (where applicable) but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The Funds’ portfolios may differ significantly in holdings and composition from the indexes. You may not invest directly in these indexes.

•	The unmanaged Standard & Poor’s Composite 1500 (“S&P Composite 1500”) Index is a broad-based capitalization- weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The unmanaged Standard & Poor’s 1500 Utilities Index (“S&P 1500 Utilities”) Index is [ ].

More About Investment Strategies and Risks

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Overall Investment Strategy for the ICON Sector Funds

ICON uses its methodology to identify stocks, industries and sectors in purchasing equity securities that our methodology suggests are trading below our calculation of intrinsic value.

The ICON valuation methodology is rooted in the fundamentals of finance. Earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields help us calculate our understanding of the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis.

We use these fundamentals to analyze hundreds of companies included in approximately 160 separate sub-industries, that change over time, and eleven basic market sectors as classified by the Standard & Poor’s Global Industry Classification Standard. We compare our valuation of a security to its current market price to arrive at a “value-to- price” ratio for each stock, and in turn, develop a value-to-price ratio for each of the industries. Portfolio Managers then have discretion to choose the individual securities they determine should comprise the portfolio. The value-to- price ratio guides our determination as to whether stocks, sub-industries, industries or sectors are over- or underpriced.

We believe that the market goes through themes over time. Themes are defined simply: stocks in industries that were market leaders at one time tend to become overpriced relative to our estimate of their intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell securities in industries we believe are overpriced and buy securities in industries we believe are underpriced, as identified by our valuation model, in an effort to capture developing industry and sector themes without restrictions on market capitalization. As themes in the market change over time, different countries, industries, and sectors may become leaders.

In addition to using our methodology to evaluate stocks and industries to categorize each as over- or underpriced relative to the broad market, we may factor in relative strength. In general, relative strength is a measure of the performance of an industry in relation to the performance of the broader market over a period of time

Multi-Cap Approach

Many investment managers characterize their style as falling into one of nine style boxes: by a company’s market capitalization (small-cap, mid-cap, or large-cap) and by style (either value, blend or growth). The ICON Sector Funds impose no limits or restrictions on the market capitalization of their investments. The ICON Sector Funds have the freedom to invest in small-, mid-, and large-size companies because we believe stocks migrate through the grid over time.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of the Funds’ portfolio securities is available at www.iconfunds.com and in the Funds’ SAI.

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Other Portfolio Investments and Strategies

Foreign Securities. The Funds may invest up to 20% of their net assets in foreign-traded securities. Foreign securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs and GDRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts (“GDRs”). GDRs are very similar to ADRs except they may be issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. The shares trade as domestic shares, but are offered for sale globally. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs and GDRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR or GDR. ADRs are not considered foreign securities for purposes of the 20% limit stated above under foreign securities. GDRs may or may not be considered foreign securities for purposes of the 20% limitation stated above under foreign securities.

Fixed-Income Securities. While the Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment-grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

Securities That Are Not Readily Marketable. Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. Moreover, a security that is liquid one day may be illiquid on another day. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Funds acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees, which may in turn decrease performance.

Derivatives. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, forward contracts, purchasing and/or writing (selling) put and call options on securities and securities indexes, inverse exchange traded funds, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments. Although hedging strategies involving derivative instruments may reduce the risk of loss, they may also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other fund investments. Derivatives can be complex instruments and may be difficult to value properly. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

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More About Risk

These Funds are mutual funds — pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they do not offer guaranteed results. As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in a Fund.

An investment in the Funds is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Funds’ investments are subject to changes in their value from a number of factors, including:

Options Risk. Investments in options involve certain risks. These risks include:

•	Limited Gains. By selling a call option, a Fund may forego the opportunity to benefit from an increase in price of the underlying stock or index above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock or index. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock or exposure to the underlying index upon exercise of the option could be substantially below its prevailing market price.

•	Premium Losses. By purchasing a put option for a premium, a Fund secures the right to sell a security to the writer of that option on or before a fixed date at a predetermined price. The Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. The Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

•	Lack of Liquidity for the Option. A liquid market may not exist for the option. If a Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•	Lack of Liquidity for the Security. A Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund may generally hold the stocks or exposure to the index underlying the option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities. This risk is less likely to be prevalent on options that are written on an index.

Stock Market Risk. The value of the stocks and other securities owned by a Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Non-Diversified Portfolio Risk. A Fund that is “non-diversified” may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. Small or mid-size companies may offer greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Developing and Emerging Markets Risk. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes than economies in more developed countries. The governments of developing and emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact the Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative and higher risk.

Global Natural Resources Risk. Global natural resources risks include price fluctuation caused by inflationary trends (whether actual or imagined), political developments, changes in energy or materials costs, changes in the supply of or demand for different natural resources, the costs assumed by natural resources companies in complying with environmental and safety regulations, and the risks associated with natural and man-made disasters.

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Globalization Risk. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Regional Focus. At times, a Fund might increase the relative emphasis of its investments in a particular region of the world. Stocks of issuers in a region might be affected by changes economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than the Fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund’s holdings.

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Portfolio Turnover Risk. Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Industry Sector and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Funds may overweight industries within various sectors. The fact that a Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. This overweighting means a Fund may be less diverse and more volatile than its benchmark.

Volatility Risk. Volatility risk is the risk that a specific security price will increase or decrease by greater increments than the general market. Equity sector funds are generally more volatile than diversified equity funds. Sector funds can vary widely in volatility depending on the diversity and volatility of the industries and stocks in which they invest. A fund’s volatility risk can also be impacted by the correlation among price movements of the industries and stocks held. Potential for greater volatility in sector funds may also exist if concentrated stock and/or industry positions are taken

Company Risk. The stocks in the Funds’ portfolios may not perform as expected. Factors that can negatively affect a particular stock’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Risk of Fixed-Income Investments. The Funds’ investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk. When interest rates change, the value of a Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price.

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Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors may demand a higher rate of return.

Quantitative Model Risk. Quantitative models and the analysis of specific metrics are used to construct a Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that ICON Advisers may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Manager Risk. ICON Advisers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. ICON Advisers may not make timely purchases or sales of securities for a Fund.

Cyber Security Risk. Failures or breaches of the electronic systems of a Fund, the Fund’s adviser, distributor, and other service providers (including, without limitation, its custodian or transfer agent), or the issuers of securities in which the Fund invests have the ability to disrupt and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to (i) the Funds’ inability to calculate its net asset value, (ii) the Funds’ inability to process transactions on behalf of its shareholders, and (iii) the inability of the Funds’ service providers to safeguard the personal information of the Funds’ shareholders. While the Fund has established risk management systems designed to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, other relevant third parties or issuers of securities in which the Fund invests.

The Funds’ Investment Manager

Fund Organization and Management

SCM Trust, a Massachusetts business trust (the “Trust”), is a family of 12 no-load mutual funds, three of which are described in this combined prospectus. The Board of Trustees, consisting of four individuals, has primary responsibility for the oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with Shelton Capital Management and other service providers to provide necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor the Statement of Additional Information (“SAI”), any documents filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Board of Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents, or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret or amend the investment objective(s), policies, restrictions, and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The investment advisor for the Funds is Shelton Capital Management, 1875 Lawrence Street, Suite 300 Denver, CO 80202-1805. Shelton manages over $2.2 billion of assets as of December 31, 2019. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Funds and handling the administrative requirements of the Funds.

As compensation for managing the portfolios, Shelton receives an investment management fee from each Fund. A discussion regarding the basis for the Board of Trustee’s approval of the investment advisory contract of the Funds will be available in the Fund’s semi-annual report to shareholders for the period ending June 30.

The ICON Consumer Select Fund pays Shelton Capital Management an annual investment advisory fee equal to 1.00% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.50% and 1.75% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

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The ICON Natural Resources Fund pays Shelton Capital Management an annual investment advisory fee equal to 1.00% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.50% and 1.75% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

The ICON Health and Information Technology Fund pays Shelton Capital Management an annual investment advisory fee equal to 1.00% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.50 and 1.75% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

The ICON Utilities and Income Fund pays Shelton Capital Management an annual investment advisory fee equal to 1.00% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.22% and 1.47% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

ICON serves as investment sub-adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2019, ICON Advisers had $1.4 billion in total assets under management. Shelton Capital Management compensates ICON for its services as sub-adviser in respect of each Fund out of Shelton Capital Management’s investment management fees from the Fund. ICON receives a sub-advisory fee from Shelton Capital Management of 62% of the effective investment management fee, adjusted for any reimbursements due to agreed expense limitations.

The Funds are managed using ICON’s valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON’s Investment Committee since 1991 and served as ICON’s Chief Investment Officer until January 2005.

Portfolio Managers

The primary Portfolio Manager(s) for each Fund are:

Fund	Portfolio Manager	Tenure
ICON Consumer Select Fund	Craig Callahan Brian Callahan Scott Callahan	Since inception Since inception Since inception
ICON Natural Resources and Infrastructure Fund	Craig Callahan Brian Callahan Scott Callahan	Since inception Since inception Since inception
ICON Health and Information Technology	Craig Callahan Brian Callahan Scott Callahan	Since inception Since inception Since inception
ICON Utilities and Income Fund	Craig Callahan Brian Callahan Scott Callahan	Since inception Since inception Since inception

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Craig Callahan is the company Founder, President and Chairman of the Investment Committee of ICON Advisers, Inc. Dr. Callahan received his doctorate of business administration in finance and statistics from Kent State University in 1979 and a Bachelor of Science degree from Ohio State University in 1973. From 1986 to 2005, he served as ICON’s Chief Investment Officer. He holds the FINRA Series 7, 24, 63, 65 and 66 registrations.

Brian Callahan Joined ICON in 2003 as a Research Analyst. IN 2005 he left ICON to pursue his MBA at the Ohio State University. He graduated with his MBA in 2007 and rejoined ICON in 2008 as a Portfolio Manager. From 2008 until January 2011 he managed ICON’s separately managed accounts. From 2011 to 2014 Mr. Callahan was ICON’s Director of Marketing. From 2014 to 2018 Mr. Callahan managed ICON’s strategy based portfolios and tactical allocation portfolios.

Scott Callahan joined ICON in 2005 as a Research Analyst and was promoted to Assistant Portfolio Manager in January 2006. He left ICON in August 2006 to pursue his MBA, which he received from New York University in 2008. Mr. Callahan became a Portfolio Manager in 2008. Mr. Callahan managed two Sector Funds, Healthcare and Information Technology, from 2009 to 2012 and co-managed those Funds in 2013. Mr. Callahan also co-managed the ICON Opportunities Fund from 2012 to 2013, when he left the firm to pursue a PhD in Finance from Rutgers University. Mr. Callahan received a bachelor’s degree in Psychology from the University of Colorado.

Investment Committee Members

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund, is team-managed in that individual Portfolio Managers have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics, the core of the ICON system. However, the day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Portfolio Manager assigned to the relevant sector, country or Fund. The Portfolio Manager assigned to a Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the industries and securities within the sector.

Other Information

The SAI provides additional information about the Board of Trustees, portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio manager’s ownership of securities of the respectively managed Fund.

Summary of Other Important Information About Fund Shares

How to Buy Shares

You may buy shares directly from the Funds’ distributor, or through third-party distributors, brokerage firms and retirement plans. If you invest through a third-party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through third-party distributors.

The following information is specific to buying directly from the Funds’ distributor.

Opening an Account

You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at 1-800-764-0442.

You will find all the necessary application materials included in the packet accompanying this Prospectus. You may also open an account online by accessing our website at www.sheltoncap.com. Additional paperwork may be required for entity investors, including corporations, associations, and trusts, and for certain fiduciaries. The minimum initial investments and subsequent investments for each Fund are as follows:

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	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class Shares
All accounts	$500,000	$2,500
Investor Class Shares
Accounts with Automatic Investment Plan	$500	$500
All other accounts	$1,000	$1,000

The Funds’ distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third-party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us toll-free at 1-800-764-0442.

Distribution (12b-1) Fees

The Funds have adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Investor Class shares of the Funds pay RFS Partners, the Funds’ principal underwriter, a distribution (12b-1) fee. Because distribution (12b-1) fees are paid out of fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a fund and may cost you more than other types of sales charges.

These fees are computed by multiplying 0.25% by the average daily net assets of the Investor Class shares of a Fund.

How to Buy Shares – Initial Purchase

Make your check payable to the name of the Fund in which you are investing and mail it with the application to the transfer agent of the Funds, Ultimus Fund Solutions, at the address indicated below. Please note the minimum initial investments previously listed.

SCM Trust

C/O Ultimus Fund Solutions

17605 Wright Street

Omaha, NE 68130

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Funds’ offices. The Funds’ office is located at the following address:

SCM Trust

P.O. Box 87

Denver, CO 80201-0087

You also may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Ultimus Fund Solutions, the Fund’s transfer agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Funds. Your broker can advise you of specific details.

Purchasing by Exchange

You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds, including other mutual funds managed by Shelton Capital Management which are not described in this Prospectus. Please see our website, www.sheltoncap.com, call the number above, or consult your financial adviser or broker for more information. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call 1-800-764-0442 during normal business hours (8:00 a.m. to 5:00 p.m. Mountain Time) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a capital gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good order (as described below), generally at the normally scheduled close of trading on the NYSE, typically 4 p.m. Eastern Time.

Wiring Instructions and Use of Checks

For wiring money to your account, you can obtain specific wire instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form as described below. Please note a Fund and Shelton reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Funds’ transfer agent or the Funds.

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Purchasing Additional Shares

Make your check payable to the Fund in which you are investing, write your account number on the check, and mail your check with the deposit slip from your most recent statement to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan

Using the Funds’ Automatic Investment Plan, or AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may enroll on our website or by calling the Funds and obtaining a paper form. The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part. The Funds do not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

How Fund Shares are Priced

The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. ET, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. If a Fund’s authorized agent receives your request in good order (as described below) before the time as of which a Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares. For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short-term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon the sale of the securities. If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has appointed Shelton Capital Management to make fair value determinations in accordance with the Funds’ Valuation Policies (“Valuation Policies”), subject to Board oversight. Shelton Capital Management has established a Pricing Committee. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

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Payments to Broker-Dealers and other Financial Intermediaries. If you purchase the Fund through an employee benefit plan, the Fund, Shelton Capital Management or related entities may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to recommend the Fund over other mutual funds or investments. You should ask your financial intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

How to Sell Shares

You may redeem all or a portion of your shares on any business day that the Fund is open for business by mail, telephone or our website (www.sheltoncap.com).You may receive the redemption by wire, electronic funds transfer or check. The sale price of your shares will be the Fund’s next determined net asset value after the Fund’s transfer agent, or an authorized agent or sub-agent receives all required documents in good order as further described below. If you have questions or need assistance, you may call client services for SCM Trust at (800) 955-9988 during normal business hours (generally 8:00 a.m. to 5:00 p.m. Mountain Time).

Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4 PM Eastern Time) after the Fund’s agent has received your redemption request in good order (as described below). Remember that a Fund may hold redemption proceeds until we are satisfied that we have collected the purchase price for any shares purchased by check. To avoid possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

Tax Information. For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

By Mail

If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction. Additionally, if the check is to be made payable to a third-party or sent to an address other than the address of record, you must obtain a “medallion signature guarantee” on the letter of instruction. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s). The letter of instruction is to be mailed to the Funds’ offices. If you have additional questions, please contact us at 1-800-764-0442. The Funds’ Transfer Agent requires that each individual’s signature(s) appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Exchange

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical account registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern Time.

By Wire

You must have applied for the wire feature on your account. We will notify you when this feature is active, and you may then make wire redemptions by calling us before 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time). This means your money will be wired to your bank the next business day.

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By Electronic Funds Transfer

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

Online

You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature. If you have recently added banking information or changed your address online, there is a 15-day delay from the date of the change to when the redemption will be sent out.

By Telephone

You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund from which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Funds to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Funds nor the Funds’ agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions maybe recorded.

Systematic Withdrawal Plan

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at 1-800-764-0442.

Other Redemption Policies

Payment of Redemption Proceeds: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming. Such payments-in -kind might be made, for example, in case of stressed market conditions, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value (and will generally represent pro-rata slices of the portfolio). Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. However, a Fund could be practically limited in its ability to redeem shares in-kind due to logistical or other issues.

Redemption Methods Available: Generally, a Fund expects to pay redemption proceeds in cash. To do so, a Fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. These methods may be used during both normal and stressed market conditions.

Retirement Plan Redemptions: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes. Once your shares are redeemed, the Fund will normally mail you the proceeds on the next business day, but within no later than 7 business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts: If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 due to redemptions. Shelton may elect to close an account that falls below the minimum and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share prices of the Funds will fluctuate, and you may receive more or less than your original investment when you redeem your shares.

Other Important Policies Related to Buying and Selling Shares

Good Order. Good order means that the request includes:

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• Fund name and account number;

• Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);

• Signatures of all owners exactly as registered on the account (for written requests);

• Medallion Signature Guarantee, if required (see Medallion Signature Guarantees); and

• Any supporting legal documentation that may be required.

• Clear and actionable instructions to the Fund as applicable

Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an authorized signatory as indicated by the account records.

Medallion Signature Guarantees. You will need to have your signature Medallion guaranteed in certain situations, including but not limited to:

• Sending redemption proceeds to any person, address, or bank account not on record; and

• Transferring redemption proceeds to a SCM Trust account with a different registration (name/ownership) from yours; and

• Changes to account ownership, signature authority or registration.

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Keep in mind the following important policies:

• A Fund may take up to 7 business days to pay redemption proceeds.

• If your shares were purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.

• Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

• You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.

• If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

• The Funds may refuse any purchase or exchange purchase transaction for any reason.

• Each signature on a request for redemption or account registration change must be medallion signature guaranteed separately.

• All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

THE FUNDS AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

• To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.

• To modify or terminate the exchange privilege on 60 days written notice.

• To refuse any purchase or exchange purchase order.

• To change or waive a Fund’s minimum investment amount.

• To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.

• To withdraw or suspend any part of the offering made by this Prospectus.

• To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans

We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees. 403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Funds reserve the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void the checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

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Statements and Reports

Shareholders of the Funds will receive statements at least quarterly and after every transaction (other than AIP transactions) that affects their share balance and/or account registration. Shareholders receiving paper statements may be required to pay an account fee of $25. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services. Special services would include a request for a historical transcript of an account. You may be required to pay a separate fee for these special services. As an alternative to requesting special services, you can establish an online account. Once the online account is established, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Funds at 1-800-764-0442. If you would like to elect out of household-based mailings or to receive a complimentary copy of the current SAI, annual or semi-annual report, please call Shelton or write to the Secretary of the Funds at 1875 Lawrence Street, Suite 300 Denver, CO 80202.

Electronic Delivery of Documents

You may sign up for electronic statements online or by calling shareholder services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

Financial Intermediaries

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Funds, Shelton Capital Management, Ultimus Fund Solutions, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any financial intermediary to carry out its obligations to its customers. Shelton Capital Management, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to financial intermediaries for the inclusion of the Funds on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Risks of Frequent Trading in Fund Shares

The Funds are intended for long-term investment purposes and not for market timing or excessive short-term trading. Frequent trading of significant portions of a Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

• Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or

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• Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and

• Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent any fund significantly invests in illiquid or restricted securities, such as high-yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

Procedures to Limit Short-Term Trading in Fund Shares

The Funds have adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Funds generally define a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Funds. The Funds seek to eliminate such purchases and have taken steps that it believes to be reasonable to discourage such activity. The Board has adopted policies and procedures with respect to the Funds that seek to identify frequent trading by monitoring purchase and redemption activities in each Fund over certain periodic intervals and above certain dollar thresholds. The policies include communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Funds make efforts to identify and restrict frequent trading that could impact the management of a Fund, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of a Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund has certain rights listed and detailed later in this prospectus.

The application of the Funds’ excessive trading policies involves judgments that are inherently subjective and involve some selectivity in their application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with your taxpayer identification number and other information the Fund considers appropriate to assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures to ensure that the information supplied by you is correct. These procedures may incorporate comparing the information provided to fraud databases or requesting additional information or documentation from you. Your information will be handled by us as discussed in our privacy statement below.

Disclosure of Portfolio Holdings

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’ fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

Shareholders will receive portfolio holdings information via annual and semi-annual reports, which will be mailed to shareholders and posted on the Funds’ website. Portfolio holdings will be made available by Ultimus Fund Solutions, the Trust’s service provider, ten business day after month-end by releasing the information to ratings agencies. A more complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Dividends and Federal Income Taxes

Dividends

Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds. As a shareholder, you are entitled to your share of the dividends your Fund earns.

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The ICON Sector Funds, other than the ICON Utilities and Income Fund, intend to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis each December. The ICON Utilities and Income Fund generally intends to distribute all or a portion of net investment income, if any, on a quarterly basis and net capital gains, if any, generally on an annual basis. From time to time, the Funds may make additional distributions.

For quarterly distributions, shareholders of record on the second to last business day of the quarter will receive the dividends. For annual distributions, shareholders of record on the second to last business day of the month will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year. After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Federal Income Taxes

This discussion only addresses the U.S. federal income tax consequences of an investment in a Fund for U.S. persons and does not address any foreign tax consequences or, except where specifically noted, any state or local tax consequences. For purposes of this discussion, U.S. persons are:

(i) U.S. citizens or residents;

(ii) U.S. corporations;

(iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or through foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in a Fund, investors should see the SAI under “FEDERAL INCOME TAXES-Taxation of the Funds.”

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”) Code necessary to qualify for treatment as a “regulated investment company” (a “RIC”) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. The following This discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy such distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of a Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to shareholders as long-term capital gains.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions from a Fund may be “qualified dividend income;’ which will be taxed to individuals and other non-corporate shareholders at favorable rates so long as certain holding period and other requirements are met. Corporate shareholders may be able to take a 50% dividends-received deduction for a portion of the dividends they receive from a Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject to certain holding period requirements and debt financing limitations.

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A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions from exchange-traded funds (“ETFs”) in which the Fund owns investments. A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less. A Fund may realize ordinary income from distributions from exchange traded funds, from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources.

Some of the Funds’ investments, such as certain option transactions, foreign currency contracts, certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts owned by a Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally will be treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses.

Distributions of a Fund’s earnings are taxable whether a shareholder receives them in cash or reinvests them in additional shares. A dividend or distribution made shortly after a shareholder purchases shares of a Fund will be taxable even though such distribution is in effect a return of capital. An investor can avoid this result by investing after a Fund has paid a dividend.

Sale or Redemption of Fund Shares

A shareholder who sells or redeems shares of a Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the sale or redemption (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares sold or redeemed.

Any capital gain or loss realized upon the sale or redemption of shares of a Fund is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. The deductibility of capital losses is subject to significant limitations. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term loss. For more information, see the SAI under “FEDERAL INCOME TAXES-Sale or Redemption of Shares.”

Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. Persons redeeming shares should consult their own tax advisor with respect to whether the wash sale rules apply and when such a loss might be deductible.

Taxation of Certain Investments

The Funds may, at times, buy debt obligations that are newly issued at a discount from their stated redemption price at maturity. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income as such income accrues over the life of the instrument. Even though payment of that amount may not be received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. The Funds may also buy debt obligations in the secondary market that are treated as having market discount. Generally, gain recognized on the disposition of such an investment is taxed as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income over the term of the investment. A Fund’s investments in certain mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce a Fund’s yield on those securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations.”

Surtax on Net Investment Income

A 3.8% surtax applies to net investment income of an individual taxpayer, and on the undistributed net investment income of a trust or estate, to the extent that the taxpayer’s gross income (as adjusted) exceeds certain amounts. Net investment income generally includes distributions paid by a Fund (except exempt-interest dividends) and capital gains from the sale or exchange of Fund shares. For information regarding the surtax on net investment income, see the SAI under “FEDERAL INCOME TAXES-Surtax on Net Investment Income.”

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Backup Withholding

The Funds are required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to a Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is currently 24%. For more information regarding backup withholding, see the SAI under “FEDERAL INCOME TAXES-Backup Withholding.”

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Notice of Privacy Policy (Rev. 9/18/2019)

FACTS	WHAT DO SHELTON CAPITAL MANAGEMENT AND THE SHELTON FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions

• Account balances and transaction history

• Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO WE SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purpose - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
WHO WE ARE
Who is providing this notice?	Shelton Capital Management
WHAT WE DO
How does Shelton Capital Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Shelton Capital Management collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money

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Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. [See below for more on your rights under state law.]

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Shelton Capital Management does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Shelton Capital Management does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Use of Email Addresses:

If you have requested information regarding Shelton Capital Management products and services and supplied your email address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following email services:

•	Prospectus and Shareholder Reports- Receive prospectuses and shareholder reports online instead of by U.S. Mail.

•	Paperless Statements- Receive an e-mail with a link to our Website informing you that our investor statements are available online to view, print or download.

•	Tax Form Alerts- Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from Shelton Capital Management emails. We do not sell email addresses to anyone, although we may disclose email addresses to third parties that perform administrative or marketing services for us. We may track receipt of emails to gauge the effectiveness of our communications.

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For Further Information

This Prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. Annual and semi-annual reports are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Predecessor Funds’ performance during their most recent fiscal year. The October 31, 2019 Annual Report of the Predecessor Funds are incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

Statement of Additional Information

The SAI includes more details about each Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus. You may obtain a copy of these documents free of charge by calling the Fund at [(800) 955-9988], by accessing the Fund’s website at www.iconfunds.com or by emailing the Fund at info@sheltoncap.com. These reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

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You can now sign up for electronic delivery of SCM Trust shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1 (800) 764-0442 • WWW.ICONFUNDS.COM

SCM Trust Investment Company Act file no. 811-05617

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ICON FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2020

This Statement of Additional Information (“SAI”) relates to the following investment portfolios of ICON Funds (the “Trust”):

	Institutional Class	Investor Class
ICON CONSUMER SELECT FUND	ICFSX	ICFAX
ICON NATURAL RESOURCES AND INFRASTRUCTURE FUND	ICBMX	ICBAX
ICON HEALTH AND INFORMATION TECHNOLOGY FUND	ICTEX	ICTTX
ICON UTILITIES AND INCOME FUND	ICTUX	ICTVX

This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above, dated April 29, 2020, as they may be amended or supplemented from time to time. To obtain a copy of the Trust’s prospectuses, semiannual and annual reports, please call us at 1-800-764-0442, visit www.iconfunds.com or write to SCM Trust, P.O. Box 1920, Denver, CO 80201.

Assuming shareholder approval, the ICON Consumer Select Fund of SCM Trust will be the successor fund to three funds of ICON Funds trust, the ICON Consumer Discretionary Fund, the ICON Consumers Staples Fund, and the ICON Financial Fund. The former ICON Funds will be reorganized into a new series of SCM Trust as the ICON Consumer Select Fund on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Financial Fund which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Financial Fund.

Assuming shareholder approval, the ICON Natural Resources and Infrastructure Fund of SCM Trust will be the successor fund to three funds of ICON Funds trust, the ICON Energy Fund, the ICON Industrials Fund, and the ICON Natural Resources and Infrastructure Fund. The former ICON Funds will be reorganized into a new series of SCM Trust as the ICON Natural Resources and Infrastructure Fund on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Natural Resources and Infrastructure Fund which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Natural Resources and Infrastructure Fund.

Assuming shareholder approval, the ICON Health and Information Technology of SCM Trust will be the successor fund to two funds of ICON Funds trust, the ICON Information Technology Fund, and the ICON Healthcare Fund. The former ICON Funds will be reorganized into a new series of SCM Trust as the ICON Health and Information Technology on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Information Technology Fund which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the predecessor ICON Information Technology Fund.

Assuming shareholder approval, the ICON Utilities and Income Fund of SCM Trust will be the successor fund to a series of ICON Funds trust, the ICON Utilities Fund. The former ICON Fund will be reorganized into a new series of SCM Trust as the ICON Utilities and Income Fund on or about May 22, 2020. All historic performance and financial information presented is that of the predecessor ICON Utilities Fund which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class A and Class S shares, respectively, of the predecessor ICON Utilities Fund

The predecessor ICON Financial Fund, ICON Natural Resources and Infrastructure Fund, ICON Information Technology Fund and ICON Utilities Fund are collectively referred to as the “Predecessor Funds”.

ICON SECTOR FUNDS	3
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS	3
FUNDAMENTAL INVESTMENT RESTRICTIONS	3
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	4
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	5
PORTFOLIO TURNOVER	5
EQUITY SECURITIES	5
DEBT SECURITIES	6
COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS	6
REPURCHASE AGREEMENTS	7
DERIVATIVE INSTRUMENTS	7
FOREIGN SECURITIES AND DEPOSITARY RECEIPTS	13
SECURITIES THAT ARE NOT READILY MARKETABLE	15
WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES	16
BORROWING/OVERDRAFTS	16
SECURITIES OF OTHER INVESTMENT COMPANIES	16
OTHER INVESTMENTS	16
DISCLOSURE OF PORTFOLIO HOLDINGS	16
TRUSTEES AND OFFICERS	17
BOARD LEADERSHIP STRUCTURE AND STANDING BOARD COMMITTEES	18
AUDIT COMMITTEE	18
RISK OVERSIGHT BY THE BOARD	18
COMPENSATION TABLE	19
CERTAIN POLICIES OF THE FUNDS	19
PROXY VOTING POLICIES AND PROCEDURES	19
SHAREHOLDER BENEFICIAL OWNERSHIP	20
INVESTMENT MANAGEMENT AND OTHER SERVICES	20
PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION	21
OTHER SERVICE PROVIDERS	23
CERTAIN POLICIES OF THE FUNDS	23
POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS	23
ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES	24
FEDERAL INCOME TAXES	26
TAXATION OF THE FUNDS	26
EQUALIZATION ACCOUNTING	28
TAXATION OF FUND DISTRIBUTIONS	28
SPECIAL TAX CONSIDERATIONS	29
BACKUP WITHHOLDING	31
COST BASIS REPORTING	31
SURTAX ON NET INVESTMENT INCOME	32
OTHER TAX MATTERS	32
THE 2017 TAX ACT	32
APPENDIX	35
RATINGS OF PREFERRED STOCK	36
RATINGS OF COMMERCIAL PAPER	37

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ICON SECTOR FUNDS

This SAI is not the Funds’ Prospectus, but provides additional information which should be read in conjunction with the Prospectus dated April __, 2020, which is incorporated by reference into this SAI.

The Funds’ Prospectus and most recent Annual Report may be obtained at no charge by visiting [ICON website], or contacting the Funds at the address or telephone number shown above. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectus.

SCM Trust, a Massachusetts business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, known as a mutual fund. The ICON Consumer Select Fund, ICON Natural Resources and Infrastructure Fund, ICON Health and Technology Fund and ICON Utilities and Income Funds are the “Sector Funds”. The Sector Funds are series of the Trust. There are eight other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Sector Funds are non-diversified portfolios. This means that, with respect to at least 50% of a Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund (“Majority”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund’s outstanding voting shares. The investment objective of each of the Funds is set forth below:

Fund	Investment Objective
ICON Sector Funds
ICON Consumer Select Fund	Long-term capital appreciation
ICON Natural Resources and Infrastructure Fund	Long-term capital appreciation
ICON Health and Information Technology Fund	Long-term capital appreciation
ICON Utilities and Income Fund	Long-term capital appreciation

The Sector Funds will not change their strategies of normally investing at least 80% of a Fund’s net assets, plus any borrowings for investment purposes, in equity securities of companies in particular sectors without providing Sector Fund shareholders at least 60 days’ advance notice.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

No Fund may:

1.	Issue any senior security, except as permitted under the 1940 Act.

2.	Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets.

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3.	Act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

4.	Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

5.	Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

6.	Lend its assets, except that purchases of debt securities in furtherance of the Fund’s investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund’s net assets.

7.	Each Fund is a sector, region or market fund and concentrates its investments in the industries or groups of industries included within the sector(s), region or market in which the Fund invests.

In applying the limitations on investments in an industry, the Funds use industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet Research Systems, Inc., Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON Advisors, Inc., the Funds’ investment sub-adviser (“ICON”) in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Board of Trustees without a shareholder vote:

No Fund may:

1.	Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

2.	Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

3.	Invest in companies for the purpose of exercising control of management.

4.	Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

5.	Invest more than 15% of its net assets in illiquid securities.

6.	Invest in oil, gas or other mineral leases.

7.	In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund’s assets.

8.	Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

9.	Each Fund may not invest more than 5% of the value of its total assets, with respect to 50% of the Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

In addition, in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

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ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

The prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

COVID-19

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

PORTFOLIO TURNOVER

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON’s control, and because of sector or theme rotations in and out of various Funds by ICON and shareholders.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. In addition, sector or theme rotations in and out of various Funds by ICON and other advisers may increase brokerage costs.

EQUITY SECURITIES

Each Fund may invest in equity securities including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Preferred Stock. Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and Warrants. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Convertible Securities. The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase investment grade, non-investment grade, speculative and highly speculative convertible securities and preferred stocks rated by a nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”). The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

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The Funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds’ investment policies.

The Funds’ investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

All of the Funds may temporarily invest in debt securities. Each of these Funds will limit its investment in debt securities to corporate debt securities (including commercial paper) and U.S. government securities. The Funds will only invest in corporate debt securities rated investment grade by either S&P or Moody’s. See Appendix A to this SAI for a description of debt security ratings and investment grade.

Moody’s and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by a credit agency in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

Debt securities include bonds, notes and closed-end funds that invest at least 80% of their assets in fixed income products, in addition to other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers’ acceptances. A certificate of deposit is a short-term obligation of a bank. A banker’s acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

Government Securities. U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association (“Ginnie Mae”) pass- through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System (“FFCB”), the Federal Agricultural Mortgage Corporation (“Farmer Mac”), the Federal Home Loan Bank System (“FHLB”), the Financing Corporation (“FICO”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), the Student Loan Marketing Association (“Sallie Mae”), the Tennessee Valley Authority (“TVA”) and the U.S. Small Business Administration (“SBA”). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

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All of the Funds may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund’s distribution obligations.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Board. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Funds’ limitation with respect to illiquid securities. For a further explanation, see “Investment Strategies and Risks – Securities That Are Not Readily Marketable.” The Funds have not adopted any limits on the amount of total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds may invest of up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives – instruments whose value is derived from an underlying security, index or other instrument.

Options on Securities. Each of the Funds may purchase and/or write (sell) call and put options on any security in which it may invest to hedge against changes in market conditions or to provide market exposure while attempting to reduce transaction costs. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund’s total assets. A Fund will not effect an option transaction, if immediately thereafter, the aggregate value of the Fund’s securities subject to outstanding call options would exceed 100% of the value of the Fund’s total assets.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the “writer” of the option). Options generally have standardized terms, including the exercise price and expiration time. Option contracts are valued at their closing mid-price on the principal exchange on which they are traded. The mid-price is the average of the sum of the closing bid and closing asking prices.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the “OCC”), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

Purchasing Put Options. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed “strike” price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the “strike” price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

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The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

Purchasing Call Options. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s “strike” price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Writing (Selling) Options. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.

Writing Put Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the “strike” price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the “strike” price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.

If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Selling (or Writing) Covered Call Options. Each Fund may sell (or write) covered call options on portfolio securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer (seller) to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the underlying security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. Any hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option’s strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

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Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the “strike” price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the “strike” price, even if its current value is greater, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one “strike” price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Information Related to Options Trading. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock’s recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund’s overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser’s strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indexes. All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer in cash a fixed multiple (the “Multiple”) of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes may also permit greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. If such transactions are used as a hedging activity, they may not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

Over-the-Counter (“OTC”) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

Futures Contracts. All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market. The CFTC recently rescinded their exemption to regulated entities, including registered investment companies, allowing regulated entities to engage in unlimited futures transactions and options thereon without registration as a commodity pool operator. The CFTC has implemented de minimis levels allowing regulated entities to engage in limited futures transactions and options thereon without registration as a commodity pool operator. Shelton Capital Management does not intend to operate the Funds as commodity pools and has therefore filed an exemption with the National Futures Association. In doing so Shelton Capital Management has agreed to operate the Funds in such a manner to warrant exclusion from the registration as a commodity pool operator.

Futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund’s net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

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Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON’s investment judgment were incorrect, a Fund’s overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund’s portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund’s futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund’s current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund’s futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund’s other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund’s assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund’s position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract or option.

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Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures or options positions also could be impaired.

Options on Futures Contracts. All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See “Options on Securities” above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund’s portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

Risk Factors of Investing in Futures and Options. The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile.

Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

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Cover. Transactions using options and futures contracts (“Financial Instruments”), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting (“covered”) position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other obligations.

Forward Contracts. Please see the discussion regarding forward contracts in the ‘Foreign Currency Transactions’ section of this SAI.

Leveraging. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

Correlation of Price Changes. There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Sector Funds may invest up to 20% of their net assets in foreign- traded securities, except the ICON Natural Resources and Infrastructure Fund which may invest up to 100% of its total assets in foreign-traded securities. The term “foreign-traded securities” refers to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States.

Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

Foreign Currency Transactions. Investment in foreign securities will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

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A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps to settle investment transactions, to try to minimize currency risks, and to seek enhanced returns.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received. Regarding forward currency contracts, these types of transactions are often referred to as “transactional hedges.”

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain. Regarding forward currency contracts, these types of transactions are often referred to as “positional hedges.”

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund’s limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked securities.

A Fund will not enter into a currency transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency at the time the transaction is executed. If the assets denominated in that currency are sold, the general rule would be to reduce the exposure of the forward contract; however, the Portfolio Manager has the discretion on the timing of the unwinding of the contract. The Fund will designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

A Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

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The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

Depositary Receipts. Each Fund may invest in American Depositary Receipts (“ADRs”), which are securities typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts (“EDRs”) are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A “sponsored” facility is established jointly by the issuer of the security underlying the receipt and a depositary. An “unsponsored” facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectuses, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in securities that are not readily marketable. A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called “Rule 144A” securities (see discussion below).

A Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund, which could change over the time period a fund holds such securities, could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

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WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING/OVERDRAFTS

A Fund may borrow money from time to time due to timing differences in the settlement of money from security and shareholder transactions. Interest on borrowings will reduce a Fund’s income. See “Investment Restrictions” above for each Fund’s limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, each Fund (and each company or companies controlled by the Fund) does not intend to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees..

Securities of other investment companies that may be purchased by the Funds include exchange-traded funds (“ETFs”). An ETF is a type of index fund that trades like a common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectuses, provided that such investment would be consistent with the respective Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of the Funds’ fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

Occasionally, certain third parties—including the Funds’ service providers, independent rating and ranking organizations, intermediaries that distribute the Funds’ shares, institutional investors and others—request information about the Funds’ portfolio holdings. The Funds’ policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Funds believe there is a legitimate business purpose for the Funds to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Funds’ holdings or Fund shares on the basis of nonpublic information. This duty of confidentiality may exist under law or may be imposed by contract. Confidentiality agreements must be in form and substance acceptable to the Funds’ Chief Compliance Officer, who must approve any new disclosure arrangements in advance. In situations where the Funds’ policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Funds may provide, at any time, portfolio holdings information to their service providers, such as the Funds’ investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process. Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

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From time to time, officers of the Funds or Shelton Capital Management may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that the Funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings disclosed on its website. Additionally, when purchasing and selling its securities through broker-dealers, requesting bids or offers on securities, obtaining price quotations on securities, as well as in connection with litigation involving the Funds’ portfolio securities, the Funds may disclose one or more of their securities. The Funds have not entered into formal nondisclosure agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Shelton Capital Management believed was misusing the disclosed information.

Shelton Capital Management provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holding 24 information for their accounts. These clients do not owe Shelton Capital Management or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

TRUSTEES AND OFFICERS

The Trustees of the Trust have the responsibility for the overall management of the Trust, including general supervision and review of the Funds’ investment activities. The Trustees appoint the officers of the Trust who are responsible for administering the day-to-day operations of such Trust and its Funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the table below. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

• Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Funds, including legal, accounting, the financial industry and the investment industry.

• No conflicts which would interfere with qualifying as independent.

• Appropriate interpersonal skills to work effectively with other Independent Trustees.

• Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing registered investment companies.

• Diversity of background

Name and Address	Year of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships	Portfolios in Fund Complex Overseen by Director	Other Relevant Experience
Independent Trustees
Kevin T. Kogler 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Trustee, since 2006	Director MicroBiz AM LLC, June 2015 to present; President & Founder of MicroBiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to 2012; Senior Vice President, Investment Banking, FBR Capital Markets, 2003 to 2006.	ETSpreads Trust; Shelton Funds	21	Experience in investment banking and technology industry. M.B.A
Stephen H. Sutro 1875 Lawrence Street, Suite 300 Denver, CO 80202	1969	Trustee, since 2006	Managing Partner, San Francisco, Duane Morris LLP (law firm), 2014 to present. Partner, Duane Morris LLP (law firm), 2003 to 2014	ETSpreads Trust; Shelton Funds	21	Service on Boards for nonprofit organizations. J.D.
Marco L. Quazzo 1875 Lawrence Street, Suite 300 Denver, CO 80202	1962	Trustee, since 2014	Principal, Bartko Zankel Bunzel & Miller, March 2015 to present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015.	Shelton Funds	21	Experience with risk management for mortgage banks, investment banks, and real estate investment trusts, J.D.
Interested Trustee[1]
Stephen C. Rogers 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	President, since 1999; Chairman of the Board & Trustee, since 1998	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	ETSpreads Trust; Shelton Funds	21	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.
Officers
Gregory T. Pusch 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Chief Compliance Officer, since 2017; Secretary, since 2017	Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance/CCO, HarbourVest Partners, 2012-2015; SVP, CCO, Pyramis Global Advisors, 2007-2011	N/A	21
William P. Mock 1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Treasurer, since 2010	Portfolio Manager, Shelton Capital Management, 2010 to present; Portfolio Manager, ETSpreads, 2007 to present; Head Trader	N/A	21

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The Board met four times during the fiscal year ended December 31, 2019. Currently, the Board has an Audit Committee. The responsibilities of the Audit committee and its members are described below.

BOARD LEADERSHIP STRUCTURE AND STANDING BOARD COMMITTEES

Stephen C. Rogers currently serves as the chairman of the Board and has served in such capacity since 1999. Of the Board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the 1940 Act. The remaining members are independent trustees (the “Independent Trustees”) The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the Board and meet periodically with the Funds' Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a fund. The Audit Committee is comprised solely of Independent Trustees. The Board believes that the current leadership structure, with Independent Trustees filling all but one position on the Board is appropriate and allows for independent oversight of the Funds.1 Given the size of the Board and the shared responsibilities of the Independent Trustees, there is no “lead” Independent Trustees.

[1]	Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of Funds.

AUDIT COMMITTEE

The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended December 31, 2019, there were five meetings of the Audit Committee.

RISK OVERSIGHT BY THE BOARD

As previously described, the Board oversees the management of the Funds and meets at least quarterly with management of Shelton Capital Management to review reports and receive information regarding Fund operations. Risk oversight relating to the Funds is one component of the Board's oversight and is undertaken in connection with the duties of the Board. The Board receives reports from its regular interactions with management of Shelton Capital Management during and between meetings, analyzes, evaluates, and provides feedback on Shelton Capital Management’s risk management processes. In addition, the Board receives information regarding, and has discussions with senior management of Shelton Capital Management about, Shelton Capital Management’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

COMPENSATION TABLE

As shown in the following table, the total annual Trustee fees allocated to the Trust are equally divided between the Funds and paid to the Trustees who are not affiliated with Shelton Capital Management. The fees are $6,250 per quarter and $500 for each meeting attended. The table provides information regarding the Funds as of December 31, 2019.

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Name/Position	Aggregate Fund Compensation from Trust	Pension or Estimated Retirement Benefits Accrued as Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Stephen C. Rogers President, Secretary & Trustee	None	None	None	None
Kevin T. Kogler Trustee	$8,694	None	None	$27,600
Stephen H. Sutro Trustee	$8,694	None	None	$27,600
Marco L. Quazzo Trustee	$8,694	None	None	$27,600

CERTAIN POLICIES OF THE FUNDS

CODE OF ETHICS

The Trust, and Shelton Capital Management have each adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and Rule 204A-1 under the Investment Advisers Act of 1940, as amended). RFS Partners, LP, the Fund’s principal underwriter (the “Distributor”) fulfills its obligations utilizing employees of Shelton Capital Management all of whom are subject to the Code of Ethics. Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents $2,000, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by a Fund (ii) have been purchased or sold by a Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security. Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g. purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code to report personal holdings to the Trust or Shelton Capital Management on both an annual and a quarterly basis.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated to Shelton Capital Management the authority to vote proxies of companies held in the Funds’ portfolios. Shelton Capital Management has entered into a proxy service agreement with Institutional Shareholder Services, Inc. (“ISS”) and intends to apply ISS’ pre-determined proxy voting guidelines when voting proxies on behalf of the Funds.

Shelton Capital Management recognizes that an investment advisor is a fiduciary that owes its clients, including the Funds, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with Shelton Capital Management, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Trust and its shareholders. The Board will review its determination at least annually.

Shelton Capital Management seeks to avoid material conflicts of interest by voting in accordance with an independent third-party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”). These Voting Guidelines vote proxies in an objective and consistent manner across client accounts, based on internal and external research performed by ISS without consideration of any client relationship factors. Further, Shelton Capital Management may engage a third party as an independent fiduciary, as required, to vote all proxies of the Funds, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Shelton Capital Management’s or ISS’ policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between Shelton Capital Management and the Fund are referred to the Fund’s Board of Trustees. Specifically, Shelton Capital Management will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of Shelton Capital Management’s conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, Shelton Capital Management will abstain from voting the securities held by the Fund.

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With regard to voting proxies of foreign companies, Shelton Capital Management weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Shelton Capital Management seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, Shelton Capital Management recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, Shelton Capital Management generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. Shelton Capital Management believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, Shelton Capital Management generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, Shelton Capital Management generally votes in accordance with management on issues that, at Shelton Capital Management’s sole discretion, it believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the investment.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2019 is available (1) by calling the Funds at 1-800-764-0442, or (2) on the SEC’s website at http:///www.sec.gov.

SHAREHOLDER BENEFICIAL OWNERSHIP

As of December 31, 2019, [no] shareholders owned beneficially more than 5% of a Predecessor Fund's outstanding shares.

As of the calendar year ended December 31, 2019, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each of the four Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Management Services. CCM Partners, a California Limited Partnership d/b/a Shelton Capital Management, is the investment advisor to the Funds pursuant to the Investment Advisory Agreement dated October 11, 2016 between the Trust on behalf of the Funds and Shelton Capital Management (the “Agreement”). Shelton Capital Management is controlled by a privately held partnership, RFS Partners, LP, which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

Shelton Capital Management serves as the investment advisor for the Funds is Shelton Capital Management, 1875 Lawrence Street, Suite 300 Denver, CO 80202-1805. Shelton manages over $2.2 billion of assets as of December 31, 2019. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Funds and handling the administrative requirements of the Funds.

ICON Advisers, Inc. (“ICON”) serves as investment sub-adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2019, ICON Advisers had $930 million in total assets under management. Shelton Capital Management compensates ICON for its services as sub-adviser in respect of each Fund out of Shelton Capital Management’s investment management fees from the Fund. ICON receives a sub-advisory fee from Shelton Capital Management of 62% of the effective investment management fee, adjusted for any reimbursements due to agreed expense limitations.

Each Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by Shelton Capital Management, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with Shelton Capital Management, and its pro rata portion of premiums on the fidelity bond covering the Fund.

For Shelton Capital Management’s services, each Fund pays a monthly fee computed at the annual rates shown in the table below:

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Fund	Investment Advisor Fee as a Percent of Average Daily Net Assets per Annum
ICON Consumer Select Fund	1.00%
ICON Natural Resources and Infrastructure Fund	1.00%
ICON Health and Information Technology Fund	1.00%
ICON Utilities and Income Fund	1.00%

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the ICON Consumer Select Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.50% and 1.75% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the ICON Natural Resources and Infrastructure Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.50% and 1.75% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the ICON Health and Information Technology Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.50 and 1.75% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Shelton Capital Management has contractually agreed to reimburse expenses incurred by the ICON Utilities and Income Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.22% and 1.47% for Institutional Class and Investor Class shares, respectively, until May 22, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION

Set forth below is information regarding the individuals employed by ICON Funds, Inc. (the “Sub-adviser”) identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). Portfolio Managers perform functions equivalent to those of portfolio managers at other investment advisory firms. All asset information is as of September 30, 2019, unless otherwise noted.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance based fees.

Other Accounts Managed
Name of Portfolio Manager	Other Registered Investment Companies (“RICs”) and Assets	Other Pooled Investment Vehicles (“PIVs”) and Assets	Other Accounts and Assets
Craig Callahan	3: $79,635,533	None	1.212; $213,557,571
Brian Callahan	2; $108,195,808	None	None
Scott Callahan	2; $108,195,808	None	1,206; $138,695,514
Jerry Paul	3; $261,839,531	None	None

Compensation. Each Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above which includes: (1) base salary and (2) a bonus. All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Sub-adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the equity Funds is the same as that employed to manage the other accounts; and all accounts, whether equity or fixed-income, are treated equally when trades are allocated.

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The compensation is a fixed salary established by the Sub-adviser’s executive committee. The executive committee also grants bonuses based on the profitability of the Sub-adviser.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Sub-adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchase or sell the security in subsequent transactions may receive a less favorable price. The Sub-adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Sub-adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts based on the security’s ending target percentage as determined by the Portfolio Manager at the time of purchase.

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in the Funds managed by the Portfolio Manager, together with the aggregate dollar range of equity securities in all affiliated registered investment companies of SCM Trust and Shelton Funds trust as of September 30, 2019 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ICON Fund Family
Craig Callahan	G	G
Brian Callahan	D	E
Scott Callahan	A	B
Jerry Paul	C	C

Key to dollar ranges

A.	None
B.	$1 - $10,000

C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

OTHER SERVICE PROVIDERS

Principal Underwriter. RFS Partners, a California limited partnership, is currently the principal underwriter of each Fund's shares under an underwriting agreement with each Fund, pursuant to which RFS Partners agrees to act as each Fund's distribution agent. Each Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Shelton Capital Management. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of each Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of a Fund's shares. In addition, Shelton Capital Management may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Funds.

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Transfer Agent and Fund Accounting Agent. Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), 17605 Wright Street, Omaha, NE 68130, acts as the shareholder servicing agent for the Trust and acts as the Trust’s Transfer Agent and Fund Accounting Agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping.

Custodian. US Bank N.A. (the “Custodian”), 425 Walnut St, Cincinnati, OH 45202, as custodian of the securities and other assets of the Trust. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distribution on account of each Fund’s securities and (v) makes periodic reports to the Trustees of each Trust concerning each Fund’s operations. As Foreign Custody Manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP, 50 S. 16Th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Trust, subject to annual appointment by the Board of Trustees. Tait, Weller & Baker LLP conducts an annual audit of the Funds’ annual financial statements, and performs tax and accounting services.

Independent Legal Counsel to the Independent Trustees. Davis, Graham & Stubbs, 1550 17th Street, Suite 500, Denver, Colorado 80202 currently serves as Independent Legal Counsel to the Independent Trustees, and counsel to the Trust. A determination with respect to the independence of the Independent Legal Counsel is made at least annually by the Independent Trustees, as prescribed by the 1940 Act and the rules promulgated thereunder.

CERTAIN POLICIES OF THE FUNDS

POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds, assignment of their portfolio business, and negotiation of commission rates and prices are made by Shelton Capital Management and the Sub-Advisor in the cases where a Sub-Advisor is employed by a Fund. It is each Fund’s policy to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Funds are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Funds will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

Sale of fund shares as factor in executing portfolio transactions

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. The Sub-adviser does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund’s portfolio transactions effected through another broker/dealer (i.e. by using “step-outs”), including a government securities broker, municipal securities dealer or a government securities dealer. In addition, the Sub-adviser does not enter into any agreement (whether oral or written) or other understanding where the Sub-adviser directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, the Sub-adviser may direct portfolio transactions to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/ dealers to effect the Funds’ portfolio securities transactions does not consider or take into account information about the broker/dealers’ promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

Soft dollar transactions

Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a “safe harbor” to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term “broker” includes such a dealer, and the term “brokerage” or “brokerage services” includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

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The types of research services and products provided include, without limitation:

• earnings information and estimates

• stock quote systems

• trading systems

• trading measurement services

• data feeds from stock exchanges

• software programs

Some of the research products or services received by the Sub-adviser may have both a research function and a non-research administrative function (a “mixed use”). If the Sub-adviser determines that any research product or service has a mixed use, the Sub-adviser will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Sub-adviser determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Sub-adviser in hard dollars. Any such allocation may create a conflict of interest for the Sub-adviser.

The Sub-adviser generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind the Sub-adviser to compensate the selected brokerage firm for research provided.

The Sub-adviser may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Sub-adviser in providing investment advice to any of the clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2018 was paid to brokers that provided research products or services to the Sub-adviser, and it is expected that the Sub-adviser will continue to place portfolio transactions with firms that provide such products or services.

Trade allocation

A Fund and one or more of the other Funds or clients to which the Sub-adviser serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES

Purchase Orders. The purchase price for shares of the Funds is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Funds’ Transfer Agent. Once shares of a Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

Payments transmitted by wire and received by the Transfer Agent prior to the close of the Funds, normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time) on any business day, are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting. All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the relevant Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trust's transfer agent. Share certificates will not be issued for any Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

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The Trust reserves the right to reject any order for the purchase of shares of any Fund, in whole or in part. In addition, the offering of shares of any Fund may be suspended by the Trust at any time and resumed at any time thereafter.

Shareholder Redemptions. Requests for redemption and share assignments may be sent to the applicable Fund at 1875 Lawrence Street, Suite 300, Denver, Colorado, 80202, or for those with telephone redemption privileges, by calling the Fund at 1-800-764-0442. For online redemptions, visit the Funds’ website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trust usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's investments or the determination of a Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust's shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this Statement of Additional Information, the Trust understands that the New York Stock Exchange is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The U.S. Government Securities Fund and The United States Treasury Fund will be open for business Columbus Day and Veterans Day. The Income Fund will be closed in observance of Columbus Day and Veteran’s Day. On holidays in which the Custodian is closed, transactions will be processed on the following business day.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed.

Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of that Fund pursuant to the Exchange Privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Funds upon 60-days’ prior notice to shareholders.

Redemptions in Kind. The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”).

The portfolio securities of the Funds are generally valued at the last reported sale price. In the case of the futures contracts held by the Funds, the valuation is determined using the settle price provided by either the Chicago Mercantile Exchange or the ICE, depending on the exchange the contract trades on, typically as of 1:15 p.m., Pacific Time. Securities held by the Stock Funds that have no reported last sale for any day that a Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. Fixed income portfolio securities for which market quotations are readily available are valued at the last available bid. All other securities and assets are valued at their fair value as determined in good faith by Advisor consistent with policies adopted by the Board of Trustees, and such fair value determinations are reviewed and ratified by the Board of Trustees. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters, except where otherwise specifically noted.

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A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise stated. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

U.S. federal tax information will be furnished to each shareholder for each calendar year as required by federal law.

TAXATION OF THE FUNDS

The Funds intend to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. The Funds also intend to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though each is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets are invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains and from certain derivatives to the amount of such income that is directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special tax treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) properly reported by each Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that each Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and all of its net capital gains, after offsetting any capital loss carryforwards. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to obtain a refund of the excess, if any, of their allocable share of the tax paid by the Fund on such undistributed amount over the shareholder’s tax liability on such amount. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund during taxable years beginning after December 22, 2010 may be carried forward indefinitely until they can be used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute any capital gains offset by carried-forward capital losses. A Fund cannot carry back or carry forward any net operating losses.

A regulated investment company may elect to treat any post-October capital loss (defined as the company’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year. If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

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The Funds intend to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Funds).

EQUALIZATION ACCOUNTING

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

TAXATION OF FUND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and from other long-term capital gains recognized by the Fund and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, in addition to the 3.8% surtax on net investment income, described under “Surtax on Net Investment Income,” below. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both a Fund and a shareholder.

Distributions of earnings and gains are taxable to shareholders even if such distributions are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by a Fund as “exempt-interest dividends,” a designation which the Funds generally do not expect to make). Any gain resulting from the sale of Fund shares generally will be taxable as capital gains. If a dividend is declared and payable to the shareholders of record on a date in October, November or December of a year, and paid to shareholders in January of the following year, the dividend generally is deemed to have been paid by a Fund and received by the shareholders on December 31 of the preceding year for U.S. federal income tax purposes.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for a 50% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject (in either case) to certain holding period requirements and debt financing limitations.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

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SPECIAL TAX CONSIDERATIONS

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies. A Fund may invest in foreign investment entities referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of PFIC shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which would result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, the Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, a Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Funds for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Under Treasury Regulations, earnings included in income under a QEF election will be qualifying income for a regulated investment company if such earnings are either (i) distributed in the taxable year in which they are earned; or (ii) derived with respect to a regulated investment company’s business of investing in stocks, securities, or currencies. In order to make a QEF election, a Fund must obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

Controlled Foreign Corporations. A Fund also may invest in entities referred to as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value (“U.S. shareholders”). If a Fund is a U.S. shareholder with respect to a CFC, the Fund will generally be required to annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) “global intangible low-tax income” (“GILTI”), both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Under Treasury Regulations, amounts included in gross income by a Fund as subpart F income of a CFC will be qualifying income for a Fund under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that GILTI inclusions will be treated in the same manner for purposes of Code Section 851(b) as subpart F inclusions, except as may be provided in future Treasury Regulations.

Non-U.S. Taxes. Funds that invest in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consist of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons (including U.S. corporations) to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund would also be subject to certain limitations imposed by the Code.

If a Fund qualifies as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above-described 50% requirement. For this purpose, the term “qualified funds of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Funds make no assurances as to either the availability of any election discussed in this section or its willingness to make any such election.

Non-U.S. Currency Transactions. Transactions in non-U.S. currencies, non-U.S. currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of such Fund.

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Financial Products. A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of the Funds’ investments, such as certain option transactions and certain futures transactions may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and the resulting gain or loss is treated on the 60/40 basis described above).

Certain positions undertaken by the Funds may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by such Fund which is taxed as ordinary income when distributed to shareholders. Certain income tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which a Fund, or a Subsidiary, may invest are not clear in various respects. As a result, the IRS could challenge such Fund’s methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of such Fund as a regulated investment company.

The Funds may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by a Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of the Funds’ hedging activities including its transactions in options, and certain futures contracts may result in a difference between a Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require such Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount. The Funds’ investment in debt obligations issued or purchased at a discount and certain other obligations may require a Fund to accrue and distribute income not yet received (and which may never be received). In addition, payment-in-kind debt obligations will give rise to income which is required to be distributed even though a Fund receives no interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, such Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund may realize gains or losses from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than they would in the absence of such transactions.

Some debt obligations that are acquired by the Funds in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both original issue discount and market discount may be recognized over the expected or contractual life of the instrument. The Tax Cuts and Jobs Act enacted on December 22, 2017 (the “2017 Tax Act”) requires accrual method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both market discount and original issue discount may be recognized over the expected or contractual life of the instrument. Proposed Treasury Regulations issued in 2019, which would be effective for taxable years beginning after they are published in final form, would provide that this provision of the 2017 Tax Act will not be applied to amounts determined under the market discount or original issue discount rules. Even though they have not been finalized, Taxpayers may rely upon these Proposed Treasury Regulations for taxable years beginning after December 31, 2017, provided that all the related rules of the Proposed Treasury Regulations are consistently applied.

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High-Risk Securities. The Funds may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of, or in default, present special tax issues for a Fund. The application of the tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if the Fund invests in such securities in order to increase the likelihood that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts. If a Fund were to invest in a real estate investment trust (a “REIT”), its REIT equity securities could result in such Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. If a Fund invests in stock of a REIT, the Fund may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

BACKUP WITHHOLDING

The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any non-corporate shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (“TIN”) or who has under-reported dividend or interest income, and to any shareholder that fails to certify to a Fund that it is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not under-reported dividend or interest income may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

COST BASIS REPORTING

The Funds (or their administrative agents) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012 (“covered shares”), and subsequently redeemed, exchanged or otherwise sold. The Funds must also indicate to the IRS whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, each Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The Funds are required to report to the IRS the gross proceeds from the sale of all Fund shares (whether or not they are covered shares).

SURTAX ON NET INVESTMENT INCOME

A surtax of 3.8% applies to net investment income of an individual taxpayer and on the undistributed net investment income of certain estates and trusts, to the extent that such taxpayer’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes dividend income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

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OTHER TAX MATTERS

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans and investments by tax-exempt organizations. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax (or to qualify for a reduced rate of withholding provided by a treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

THE 2017 TAX ACT

The 2017 Tax Act substantially altered the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Several provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among many other tax changes introduced by the Act, the Act changes marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers.

The 2017 Act also established a deduction for individuals and other non-corporate taxpayers of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships and REITs, but generally excluding regulated investment companies. Under proposed regulations, this deduction may be available for shareholders of regulated investment companies (including the Fund) for certain qualified dividends that regulated investment companies derive from REITS (as discussed above under “Special Tax Considerations – Real Estate Investment Trusts”). The IRS is still considering whether the deduction should be available for shareholders of regulated investment companies with respect to income that they derive from publicly traded partnerships.

Yield Disclosure and Performance Information. As noted in this SAI, each Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Funds will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Funds to compute or express performance is discussed below.

Average Annual Total Return. Total return for the Funds may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Funds will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) and over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P(1+T)[n] = ERV	where:

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return

n	=	number of years

ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year periods at the end of a 1-, 5- or 10-year periods (or fractional portion)

Average Annual Total Return (after taxes on distributions):

The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

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P(1+T)[n] =	where:

ATVD

P	=	a hypothetical initial payment of $1,000.

T	=	average annual total return (after taxes on distributions).

n	=	number of years

ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)

The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P(1+T)[n] =	where:

ATVDR

P	=	a hypothetical initial payment of $1,000.

T	=	average annual total return (after taxes on distributions and redemptions).

n	=	number of years

ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual aftertax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds’ shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Distribution Rate. Each Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of a Fund's distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, each Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from a Fund's yield because it may include capital gains and other items of income not reflected in the Fund's yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund's yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of a Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

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Although each Fund is offering only its own shares by this joint Statement of Additional Information and joint Prospectus, it is possible that a Fund might become liable for any misstatements in this Statement of Additional Information or in the Prospectus about one of the other Funds. The Board of Trustees of the Trust has considered this possibility in approving the use of a joint Prospectus and Statement of Additional Information.

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APPENDIX

RATINGS OF CORPORATE BONDS

Guidelines for Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by at least one of these agencies to be considered a suitable investment.

The four highest ratings of Moody’s and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively. Moody’s applies the numerical modifiers 1, 2 and 3 to the rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category. S&P modifies the ratings with the addition of a plus (+) or minus (-) sign to show relation standing within the major ratings category. A bond is considered investment grade if its credit rating is Baa3 or higher by Moody’s or BBB- or higher by S&P.

Moody’s. The characteristics of these debt obligations rated by Moody’s are generally as follows:

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor’s. The characteristics of these debt obligations rated by S&P are generally as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

35

RATINGS OF PREFERRED STOCK

Moody’s. The characteristics of these securities rated by Moody’s are generally as follows:

“aaa” — An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

“aa” — An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

“a” — An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

“baa” — An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

“ba” — An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

“b” — An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s. The characteristics of these securities rated by S&P are generally as follows:

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B — Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

36

RATINGS OF COMMERCIAL PAPER

The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody’s, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody’s), A-1 or A-1+ (S&P), and TBW-1 (TBW).

Description of Moody’s commercial paper ratings. Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

Description of S&P’s commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The “A” categories are as follows:

A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

37

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated September 21, 2011.
	(2)	Amendment No. 1 dated April 22, 2016 to the Amended and Restated Agreement and Declaration of Trust dated October 11, 2011, to be filed by subsequent amendment.
	(3)	Amendment No. 2 dated February 14, 2019 to the Amended and Restated Agreement and Declaration of Trust dated October 11, 2011, to be filed by subsequent amendment.
(b)	(1)	Amended and Restated By-Laws dated June 12, 2011.
	(2)	Form of Amendment No. 1 to Amended and Restated By-Laws of the Registrant dated June 12, 2011, to be filed by subsequent amendment.
(c)		Inapplicable.
(d)	(1)	Investment Advisory Agreement between SCM Trust and CCM Partners, LP d/b/a Shelton Capital Management, dated October 11, 2016.
	(2)	Form of Amendment No. 1 dated May 9, 2019 to the Investment Advisory Agreement Between SCM Trust and CCM Partners, LP d/b/a Shelton Capital Management, dated October 11, 2016, to be filed by subsequent amendment.
	(3)	Form of Investment Advisory Agreement between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust, with respect to the ICON-Branded Funds.
	(4)	Form of Investment Advisory Agreement between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust, with respect to the Shelton Emerging Markets Fund.
	(5)	Form of Investment Sub-Advisory Agreement between ICON Advisers, Inc. CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust, with respect to the ICON-Branded Funds.
(e)	(1)	Amended and Restated Distribution Agreement between SCM Trust and RFS Partners, LP, dated February 8, 2018.
	(2)	Form of Amendment No. 1 to the Amended and Restated Distribution Agreement between SCM Trust and RFS Partners, LP, dated February 8, 2018 with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment.
(f)		Inapplicable.
(g)	(1)	Custodian Agreement between Shelton Greater China Fund and U.S Bank National Association dated May 17, 2013.
	(2)	First Amendment to Custody Agreement dated August 19, 2016.
	(3)	Second Amendment to Custody Agreement dated December 12, 2017.
(h)		Other Material Contracts
	(1)	Restated Fund Services Agreement between Shelton Greater China Fund (n/k/a SCM Trust), and CCM Partners, LP d/b/a Shelton Capital Management dated September 22, 2011, to be filed by subsequent amendment.

	(2)	Amended and Restated Fund Administration Servicing Agreement between Shelton Funds, SCM Trust, and Gemini Fund Services, LLC dated September 1, 2019.
	(3)	Form of Amendment No. 1 to the Amended and Restated Fund Administration Servicing Agreement between Shelton Funds, SCM Trust, and Gemini Fund Services, LLC dated September 1, 2019 with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment.
	(4)	Form of Expense Limitation Letter dated May 1, 2020 between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust, to be filed by subsequent amendment.
	(5)	Form of Expense Limitation Letter between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust, with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment.
(i)	(1)	Opinion and Consent of Counsel to the Registrant.
	(2)	Opinion and Consent of Local Counsel to the Registrant.
	(3)	Opinion and consent of counsel as to legality of shares.
	(4)	Opinion and consent of counsel as to legality of shares with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund.
(j)		Independent Auditor’s Consent, filed herewith.
(k)		Inapplicable.
(l)		Inapplicable.
(m)	(1)	Rule 12b-1 Share Marketing Plan, to be filed by subsequent amendment.
	(2)	Form of Amendment No. 1 to Rule 12b-1 Share Marketing Plan with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment.
	(3)	Amended and Restated Distribution and Services Plan dated February 8, 2018, to be filed by subsequent amendment.
	(4)	Form of Amendment No. 1 to Amended and Restated Distribution and Services Plan dated February 8, 2018 with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment.
(n)	(1)	Rule 18f-3 Plan dated July 28, 2017.
	(2)	Form of Amendment to Rule 18f-3 Plan dated July 28, 2017 with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment.
(o)		Reserved.
(p)	(1)	Code of Ethics Shelton Capital Management, RFS Partners, SCM Trust and Shelton Funds.
	(2)	Code of Ethics of ICON Advisers, Inc., to be filed by subsequent amendment.
(q)	(1)	Powers of Attorney.
	(2)	Secretary’s Certificate pursuant to Rule 483(b).

Item 29. Persons Controlled by or under Common Control with Registrant.

As of the date of this Post-Effective Amendment, to the knowledge of the Registrant, the Registrant did not control any other person, nor was it under common control with another person.

Item 30. Indemnification.

The Fund is permitted by Massachusetts law and required by its Amended and Restated Declaration of Trust to indemnify any Trustee or officer of the Fund against all liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which the Trustee or officer becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof unless, (i) by reason of a final adjudication, the Trustee or officer was found to have engaged in willful misfeasance, bad faith gross negligence or reckless disregard of the duties involved in the conduct of his office, (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund; or (iii) in the event of a settlement involving payment by the Trustee or officer or other disposition not involving a final adjudication as described in (i) and (ii) above resulting in a payment by the Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct (a) by a vote of a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in officer act on the matter), or (b) by written opinion of independent legal counsel. The Fund may pay the expenses described above in advance of the final disposition of any such legal action provided that the person receiving the payment undertakes to repay such amount if it is ultimately determined that he is not entitled to indemnification provided that either such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in officer act on the matter) or an independent legal counsel in written opinion, shall determine, based upon review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

The Management Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations, Shelton Capital Management (the “Manager”) is entitled to indemnification from the Fund for any act or omission in the course of, or connected with, its rendering of services under the Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons, if any, of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933, as amended (the "Act"), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person, if any, of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, if any, in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

Shelton Capital Management a California limited partnership, is the Registrant's investment advisor. Shelton Capital Management has been engaged during the past two fiscal years as the investment advisor of the Shelton Funds (and its predecessors), a diversified, open-end management investment company, which comprises the following series: Green California Tax-Free Income Fund, Shelton Green Alpha Fund, U.S. Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Shelton Core Value Fund, and Nasdaq-100 Index Fund. The principal business address of Shelton Funds is 1875 Lawrence Street, Suite 300, Denver, Colorado, 80202.

The officer of Shelton Capital Management is Stephen C. Rogers. Mr. Rogers has also served as an officer of the Registrant since June 2011. Mr. Rogers was elected to the Board of Shelton Capital Management as Secretary and Trustee in August 1998, and was elected as Chairman of the Board in October 1999. For additional information, please see Part A of this Registration Statement.

Item 32. Principal Underwriters

RFS Partners is the principal underwriter, and in that capacity distributes the shares of the Fund. RFS Partners also serves as principal underwriter for Shelton Funds. Certain limited partners of RFS Partners also serve as officers and/or trustees of the Registrant.

To the best of Registrant’s knowledge, the Directors and Officers of RFS Partners are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Fund
Stephen C. Rogers	Chief Executive Officer, President	Trustee, Principal Executive Officer
Richard F. Shelton, Inc.	General Partners	None
Dennis Patrick Clark	Member	None
Carrie Worcester Della Flora	Chief Compliance Officer	None
Barringer Harold Martin	Member	None

*	The Principal Business Address of each Director and Officer of RFS Partners is 1875 Lawrence Street, Suite 300, Denver, Colorado, 80202.

Item 33. Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are kept by Registrant's Shareholder Servicing and Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130.

Item 34. Management Services

All management-related service contracts are discussed in Part A or Part B of this Registration Statement.

Item 35. Undertakings.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Denver, and State of Colorado, on the 29th day of April, 2020.

SCM Trust
(Registrant)

By	/s/ Stephen C. Rogers*
Stephen C. Rogers, Chairman of the Board and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen C. Rogers**	Principal Executive Officer and Trustee	April 29, 2020
Stephen C. Rogers

/s/ Kevin T. Kogler**	Trustee	April 29, 2020
Kevin T. Kogler

/s/ Marco Quazzo**	Trustee	April 29, 2020
Marco Quazzo

/s/ Stephen H. Sutro**	Trustee	April 29, 2020
Stephen H. Sutro

/s/William P. Mock**	Principal Financial Officer	April 29, 2020
William P. Mock

*	Signed by Gregory T. Pusch pursuant to Secretary’s Certificate pursuant to Rule 483(b), filed with Post-Effective Amendment to Registration Statement, as filed on February 28, 2020.
**	Signed by Gregory T. Pusch pursuant to Powers of Attorney filed by Post-Effective Amendment to the Registration Statement, as filed on August 4, 2017.

Exhibit List

(j)	Independent Auditor’s Consent.